ANNUAL REPORT

March 31, 2002

Classes I and Q                              FIXED INCOME FUNDS
                                             ING GNMA Income
[PHOTO]                                      ING Intermediate Bond
                                             ING Strategic Income
                                             ING High Yield
                                             ING High Yield Opportunity

                                             MONEY MARKET FUND
                                             ING Classic Money Market




                                                            [LION LOGO]
                                                             ING FUNDS
                                                    (formerly the Pilgrim Funds)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...............................     1
            Portfolio Managers' Reports ......................     2
            Index Descriptions ...............................    13
            Report of Independent Accountants ................    15
            Statements of Assets and Liabilities .............    16
            Statements of Operations .........................    18
            Statements of Changes in Net Assets ..............    19
            Financial Highlights .............................    23
            Notes to Financial Statements ....................    29
            Portfolios of Investments ........................    45
            Shareholder Meeting Results ......................    60
            Tax Information ..................................    63
            Director/Trustee and Officer Information .........    64

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q March 31, 2002 Annual Report for the ING Funds (formerly, the Pilgrim Funds). There are six Income Funds included in this Annual Report.

There have been some very important changes that have occurred over the past several months regarding the ING Funds. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Series Fund.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Series Fund into the Pilgrim Funds and renamed the entire fund complex, ING Funds.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.


Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
April 15, 2002

ING GNMA INCOME FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO   MANAGEMENT   TEAM: Denis  P.  Jamison,  CFA;  Roseann  G.  McCarthy,
Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie
Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages.

MARKET OVERVIEW: It has been a difficult last six months for the bond market. The yield on U.S. Treasury bonds hit a low in late October but there has been a steady upward climb ever since. For example, the yield of ten-year U.S. Treasury bond spiked from 4.18% on November 7th to 5.45% at the end of the first quarter. The Lehman Brothers Government Bond Index fell 1.2% during the last six months of the year ended March 31st. Other sectors of the bond market performed better as the yield spreads narrowed between U.S. Treasury securities and corporate bonds and mortgages. Nonetheless, even the returns from these securities were uninspiring. Investors reduced their exposure to fixed income securities because they expect the Federal Reserve to engineer a sharp increase in short-term interest rates and reduce liquidity as the economy emerges from the mild 2001 recession. We believe that these fears are well grounded.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class Q shares provided a total return of 4.50% compared to the Lehman Brothers Mortgage-Backed Securities Index which returned 6.39%.

PORTFOLIO SPECIFICS: We made an ill-advised 35% increase in the Fund's effective maturity during the December quarter. This was accomplished by lifting the Fund's holdings of long-term U.S. Treasury bonds from 3.5% of the portfolio to 7.4%. At that time, we anticipated a more pronounced economic slowdown. Unfortunately, the economy showed far more resilience than we expected. We began to reduce our interest rate exposure in March. The portfolio currently is about 15% longer than the Lehman Brothers GNMA Mortgage Index. We look to reduce that further in the months ahead. We are using cash flow to purchase premium coupon GNMA single-family mortgages. Rising interest rates have significantly diminished the risk of prepayments from these securities and they generate higher current income than multi-family project loans and low coupon single family mortgages. In essence, we are sacrificing price appreciation potential for greater income.

MARKET OUTLOOK: The bond market looks very oversold. There are plenty of arguments to be made for only a moderate tightening by the Federal Reserve. Bonds also seem to be a good buy given the low level of inflation and the relatively high valuations attached to competing investment alternatives such as stocks. Nonetheless, it's probably too early to bottom fish. We can't decide whether the recent back up in interest rates is merely a cyclical bounce associated with changes in monetary policy and the business cycle or if it is the beginning of a secular move to higher rates reflecting a breakdown in the structural trends that created the twenty year bull market in bonds. Reflecting our cushion, we are likely to increase our cash holdings and add to our single-family mortgages rather than increase our call-protected multi-family mortgage investments.

Portfolio Managers' Report                                  ING GNMA INCOME FUND
--------------------------------------------------------------------------------

                                                     2/23/01   3/31/01   3/31/02
                                                     -------   -------   -------
ING GNMA Income Fund Class Q                         $10,000   $10,142   $10,598
Lehman Brothers Mortgage-Backed Securities Index     $10,000   $10,058   $10,701


                                           AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED MARCH 31, 2002
                                 -----------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                                 1 YEAR           1/7/02             2/26/01
                                 ------           ------             -------
Class I                              --            0.04%                --
Class Q                            4.50%             --               5.42%
Lehman Brothers Mortgage-
Backed Securities Index            6.39%           0.99%(1)           6.45%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS  REPORT  CONTAINS  STATEMENTS  THAT  MAY  BE  "FORWARD-LOOKING" STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM   THOSE   PROJECTED  IN  THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 1/1/02.

(2) Since inception performance for index is shown from 3/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                See accompanying index descriptions on page 13.

ING INTERMEDIATE BOND FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: James Kauffmann, Vice President and Senior Portfolio Manager, ING Investment Management, LLC.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its total assets in investment grade debt securities.

MARKET OVERVIEW: The "new world order" did not last very long as the tranquility seen at the end of fiscal year 2000 gave way to fundamentalist warfare, increased middle east tension, anthrax scares, California energy supply issues, domestic recession, Latin American default, and the largest bankruptcy of an investment grade company in the history of the bond market. Few capital markets practitioners will lament the passing of 2001, bad news was abundant and many operated in denial mode, claiming sunshine right around the corner. The premium on nimbleness was enormous as portfolio managers were forced to deal with an unprecedented array of risk factors. The global economy fell into mild recession forcing the world's central banks to unleash an unmatched wave of interest rate easings. Despite continued consumer spending, the recession hurt the corporation through destroyed profitability, and the major equity markets turned in their second consecutive losing year. The "school of V-shaped recovery" became fully enrolled, as liquidity was abundant. By the second semester, however, many investors had dropped out to find a more reality-based curriculum in "U", "L", or "W-shaped recovery" institutions.

After a long period of risk aversion, the second quarter of 2001 proved to be an optimistic time, equity markets rose, credit risk premiums receded and prepayment risks subsided. Still riding on the central bank easing cycle, the global debt markets finished the first half of 2001 with solid absolute returns and pleasing relative returns. Conditions evaporated quickly, however, as the second half of 2001 opened on a sour note. Sentiment took a dive in July as the capital markets were confronted by an abundance of weak economic fundamentals. After a summer of poor capital market returns, along came the unforgettable events of September 11th. For a few weeks the world stood still, bond markets did not matter much as we struggled to determine if, in fact, the world had changed forever. The Fund, however, did not stand still. Although the U.S. markets were closed for days, portfolio managers were calling Japan late into the night desperately trying to buy any and all available risk-free duration as the flight to quality made a treasury rally inevitable. In addition, the managers made the most significant asset allocation shifts into mortgages and defensive credit sectors in the Fund's history. The managers were successful on all accounts, and the Fund was rewarded with generous returns.

2001 concluded on a less promising note. The Enron bankruptcy called into question the role of corporate governance, financial integrity and management self-dealing, not to mention the relationship between a company and its auditors. If Enron and the end of the bond bull market were not enough, 2001 finished with a surge in volatility as institutions went into a defensive mode in an attempt to preserve capital and fight another day. The erosion of bond prices continued into the first quarter of 2002 as bond managers felt the "performance winds" in their face. Perhaps the largest and most welcome surprise came with the sudden economic traction of the global macroeconomic cycle. Far from the initial post-September 11th forecasts of -3.0% to -4.0% GDP growth, the U.S. economy actually turned in a healthy 4th quarter growth rate of 1.7%, followed by an even stronger first quarter estimate of nearly 5%.

PERFORMANCE: For the period from inception (January 8, 2002) through March 31, 2002, the Fund's Class I shares provided a total return of 0.36% compared to 0.09% for the Lehman Brothers Aggregate Bond Index for the same period.

PORTFOLIO SPECIFICS: The Fund's outperformance of its benchmark index can be attributed to several factors.

1. First, the Fund was long duration for the first three-quarters of 2001 as interest rates declined in response to the 2001 Federal Reserve easing cycle. The Fund was then able to establish a neutral to short duration position in the first quarter of 2002, as the economic recovery gained traction and interest rates moved substantially higher.

2. Second, the managers benefited from a consistent credit sector overweight and mortgage sector underweight as credit performed well in three out of the four quarters of the year. While relative returns were positive, the Mortgage-backed securities sector was still the worst performing sector in the Lehman Brothers Aggregate Bond Index over the last twelve months.

3. Finally, security selection within the corporate bond market was vitally important, as the Fund was able to avoid many of the years' numerous credit blow-ups, including the Enron bankruptcy, while participating in the outperformance of the financial and industrial sectors.

MARKET OUTLOOK: Looking forward, the manager's will focus on the following three areas to properly position the Fund. First, the sustainability of the economic recovery is unknown. While late 2001/early 2002 growth in the economy has surprised many, time will tell if growth declines after the one-time effects of an inventory build-up, warm winter weather and declining interest rates are removed from the equation. Second, the managers believe that corporate earnings and balance sheets should improve in 2002 as corporations have cut costs and reduced capital expenditures, stock buy-backs and M&A activity. Finally, rising geopolitical risk in the Middle East could have a negative effect on market returns through expanded risk premiums; knee-jerk "flight to quality" capital flows and substantially higher oil prices.

With the prospect of improved corporate earnings and credit spreads at attractive levels historically, the Fund will continue to overweight corporate bonds and underweight treasuries. Security selection will continue to be important, however, as a large segment of the market trades at 52- week tights, but a small segment of the market trades extraordinarily wide. Within the credit sector, the manager's plan to continue to overweight the industrial and utility sectors and market weight the financial sector, as valuations do not look compelling.

Believing the economy may continue to show improvement through the first half of the year, the manager's feel the current trajectory of interest rates is higher and that the shape of the curve will become flatter, with short rates rising more than intermediate and long rates. As a result, the Fund will maintain its slightly short duration position for now.

Finally, due to rich valuations, the Fund will retain market weight mortgages as the sector has recently had outstanding returns, which might be hard to duplicate for the balance of the year.

Portfolio Manager's Report                            ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                           1/8/02      3/31/02
                                                           ------      -------
ING Intermediate Bond Fund Class Q                         $10,000     $10,036
Lehman Brothers Aggregate Bond Index                       $10,000     $10,009

                                             TOTAL RETURNS
                                  FOR THE PERIOD ENDED MARCH 31, 2002
                                  -----------------------------------
                                            SINCE INCEPTION
                                              OF CLASS I
                                                1/8/02
                                                ------
Class I                                         0.36%
Lehman Brothers Aggregate
Bond Index                                      0.09%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS  REPORT  CONTAINS  STATEMENTS  THAT  MAY  BE  "FORWARD-LOOKING" STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM   THOSE   PROJECTED  IN  THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 1/1/02.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest a portion of its assets in high yield debt securities. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. The Fund may also invest a portion of its assets in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

                See accompanying index descriptions on page 13.

ING STRATEGIC INCOME FUND                             Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President; Edwin Schriver, Senior Vice President, ING Investments, LLC.

GOAL: The ING Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by the U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

MARKET OVERVIEW: Enron after-shocks and a funding crisis for many issuers in the commercial paper markets dominated the headlines over the last six months. Accounting and liquidity concerns prompted a sell-off of many of the largest debt issuers. Although we avoided much of the initial sell-off in names such as Qwest, Worldcom, Sprint, and Tyco, our recommitment to these names late in the second quarter of 2001 proved premature. Our holdings in Endesa, PEMEX, and United Mexican States, benefited the fund.

A precipitous rise in domestic interests rates in March trumped the positive bond market returns of January and February. The investment grade component marginally outperformed the Lehman Brothers Aggregate Bond Index in the first quarter of 2002; however, it lagged its Lipper category by a significant amount. The widely followed Lehman Brothers Aggregate Bond Index eked out a positive return of 0.09% for the quarter. Yet emerging market debt posted a strong 5.76% with riskier classes such as Eastern Europe up 10.24% during the same period.

The past year saw a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities. Our high yield portion underperformed both the benchmark index and the high yield peer group due to a variety of factors including unfortunate timing, an underweight exposure to BB's, an overweight exposure in CCC's, and certain specific security selections primarily within the telecommunications sector.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class Q shares provided a total return of 0.49% compared to the Lehman Brothers Aggregate Bond Index which returned 5.35% for the same period.

PORTFOLIO SPECIFICS: For its fiscal year ending March the fund has lagged in its Lipper category, which contains a number of funds with large emerging market allocations. We have not traditionally been participants in the high beta sector of emerging markets, and this has hampered us since that asset class started a major run up in November of 2001.

Our lack of exposure to countries like Russia, Brazil, Poland, and the Philippines are chiefly responsible for our recent underperformance. Generally we maintain a neutral duration for the fund, but we let it drift lower in March as fears of aggressive central bank tightening crept into fixed income markets. The Riksbank was the first to tighten in the face of a global economic recovery.

At year end high yield comprised approximately 20% of the fund. Our high yield performance suffered from a variety of factors including unfortunate timing, an underweight exposure to higher quality BB's, an overweight exposure in lower quality CCC's, and certain specific security selections primarily within the telecommunications sector.

In the most recent quarter, the high yield portion of the fund outperformed both the index and the high yield fund peer group. As an asset class, high yield is benefiting from an improving economic outlook and strong fund flows from investors. Following the recently reported improved economic numbers, investors seem to be increasing their appetite for cyclical investments and for higher risk credits in general.

MARKET OUTLOOK: Our duration is now slightly shorter than the benchmark index. Concerns about corporate governance, accounting irregularities, and access to commercial paper markets will continue to challenge domestic credit-sensitive markets. However, we maintain our positions in some of the more beaten up names for both the carry and the potential for positive dollar returns. Looking to boost our high yield allocation, we reduced our exposure to emerging markets after a strong first quarter. In that vein we also pruned MBS, sold our Republic of Italy and British Telephone positions, and reduced Household International. We plan to maintain our overweight in the energy sector focusing on names such as PEMEX, Marathon Oil, Kerr McGee, Williams, and Conoco. At present all of our positions are dollar-denominated.

We remain bullish about the outlook for future high yield returns. Aggressive Federal Reserve easing over the past year are likely to have a lasting impact on investment and spending. Fund flows into high yield remain positive, portfolio managers have large cash positions and pension managers are still in the early stages of implementing increased high yield allocations. All of these factors provide reasons for optimism regarding returns in the short run.

In the longer-term, current market yield spreads price in a continuation of very high defaults over several years. Several studies indicate that high yield defaults are very likely to decline by the second half of this year, providing the potential for significant appreciation as the market adjusts to a lower default environment.

The most recent domestic economic data suggests that we are, indeed, in a recovery. And the current sell-off in bonds suggests that income will be the major component of credit market returns in 2002.

Portfolio Managers'                             Report ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                       7/27/98   3/31/99   3/31/00   3/31/01   3/31/02
                                       -------   -------   -------   -------   -------
ING Strategic Income Fund Class Q      $10,000   $10,365   $10,451   $10,936   $11,000
Lehman Brothers Aggregate Bond Index   $10,000   $10,384   $10,578   $11,904   $12,540

                                     AVERAGE ANNUAL TOTAL RETURNS
                                 FOR THE PERIODS ENDED MARCH 31, 2002
                                 ------------------------------------
                                                  SINCE INCEPTION
                                     1 YEAR          7/27/98
                                     ------          -------
Class Q                               0.49%           2.60%
Lehman Brothers Aggregate
Bond Index                            5.35%           6.37%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS  REPORT  CONTAINS  STATEMENTS  THAT  MAY  BE  "FORWARD-LOOKING" STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM   THOSE   PROJECTED  IN  THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                See accompanying index descriptions on page 13.

ING HIGH YIELD FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING High Yield Fund (the "Fund") seeks to provide investors with a high level of current income with capital appreciation as a secondary objective by investing in BBB and lower-rated debt securities.

MARKET OVERVIEW: The past year has been a difficult time for both the world economy and financial markets. The U.S. economy entered into a mild recession in March of 2001, primarily as a result of excess capacity, high inventories and declining business investment in the aftermath of the internet bubble. The Federal Reserve acted aggressively to ease monetary conditions in 2001, but just as the economy appeared poised for a rebound the September 11th terrorist attacks sent a shock through the economy. Economic growth finally appears to have returned in the first quarter of 2002, and financial markets are beginning to reflect a brighter outlook.

The past year has seen a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class Q shares provided a total return of 0.64% compared to 0.65% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: Management began re-positioning the Fund in late 2000 to reduce telecommunications exposure. While in retrospect we wish we had reduced telecom faster and more drastically, the steps taken did have a tremendous positive impact on returns. To reinvest the proceeds from telecom sales, the Fund took advantage of recessionary conditions to invest heavily in second-tier cyclical companies with sufficient liquidity to survive a lengthy recession. This strategy has paid off over the past 6 months as the recession appears to have run its course and portfolio managers scramble to increase cyclical exposure. The Fund also took advantage of the sell-off following September 11th to buy hotel and gaming company bonds at very low prices. Both of these sectors have appreciated sharply since that time.

MARKET OUTLOOK: It appears that the inventory correction that was a significant factor driving the recession has come to an end and that economic growth has returned. We expect the economy to continue to recover, but to do so slowly in the absence of any impetus for increased end-user demand. Default rates, which have risen steadily over the past year, appear to be peaking and should decline materially later this year. Despite the recent rally, high yield spreads continue to reflect a continuation of high defaults for some time. We believe that the prospect of lower default rates makes high yield securities an attractive relative value in an environment of high equity P/E ratios and very low Treasury yields. In this environment of slowly improving economic conditions, we continue to focus on second-tier companies with sufficient liquidity, avoiding speculative investments and top-tier issuers offering low yield spreads.

Portfolio Managers' Report                                   ING HIGH YIELD FUND
--------------------------------------------------------------------------------

                                           6/17/99   3/31/00   3/31/01   3/31/02
                                           -------   -------   -------   -------
ING High Yield Fund Class Q                $10,000   $ 9,745   $ 8,115   $ 8,167
Lehman Brothers High Yield Bond Index      $10,000   $ 9,785   $10,031   $10,097

                                   AVERAGE ANNUAL TOTAL RETURNS
                               FOR THE PERIODS ENDED MARCH 31, 2002
                               ------------------------------------
                                                SINCE INCEPTION
                                                  OF CLASS Q
                                   1 YEAR           6/17/99
                                   ------           -------
  Class Q                           0.64%           -7.00%
  Lehman Brothers
  High Yield Bond Index             0.65%            0.35%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Fund against the Lehman Brothers High Yield Bond Index. The index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 7/1/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 13.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING High Yield Opportunity Fund (the "Fund") invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth.

MARKET OVERVIEW: The past year has been a difficult time for both the world economy and financial markets. The U.S. economy entered into a mild recession in March of 2001, primarily as a result of excess capacity, high inventories and declining business investment in the aftermath of the internet bubble. The Federal Reserve acted aggressively to ease monetary conditions in 2001, but just as the economy appeared poised for a rebound the September 11th terrorist attacks sent a shock through the economy. Economic growth finally appears to have returned in the first quarter of 2002, and financial markets are beginning to reflect a brighter outlook.

The past year has seen a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class Q shares provided a total return of -1.56% compared to 3.33% for the Credit Suisse First Boston High Yield Index.

PORTFOLIO SPECIFICS: Management began re-positioning the Fund in late 2000 to reduce telecommunications exposure. While in retrospect we wish we had reduced telecom faster and more drastically, the steps taken did have a tremendous positive impact on returns. To reinvest the proceeds from telecom sales, the Fund took advantage of recessionary conditions to invest in second and third-tier companies that we expect to benefit from improved economic conditions. This strategy has paid off over the past few months as the recession appears to have run its course and portfolio managers scramble to increase cyclical exposure.

MARKET OUTLOOK: It appears that the inventory correction that was a significant factor driving the recession has come to an end and that economic growth has returned. We expect the economy to continue to recover, but to do so slowly in the absence of any impetus for increased end-user demand.

Default rates, which have risen steadily over the past year, appear to be peaking and should decline materially later this year. Despite the recent rally, high yield spreads continue to reflect a continuation of high defaults for some time. We believe that the prospect of lower default rates makes high yield securities an attractive relative value in an environment of high equity P/E ratios and very low Treasury yields. In this environment of slowly improving economic conditions, we continue to focus on second and third-tier companies with sufficient asset protection and an expectation for improving financial results. Over the past few months, we have reduced top-tier holdings that offer low yield spreads.

Portfolio Managers' Report                       ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                   3/27/98   3/31/98   3/31/99   3/31/00   3/31/01   3/31/02
                                                   -------   -------   -------   -------   -------   -------
ING High Yield Opportunity Fund Class Q            $10,000   $10,016   $10,156   $10,665   $ 9,471   $ 9,323
Credit Suisse First Boston High Yield Bond Index   $10,000   $10,000   $ 9,925   $ 9,955   $10,031   $10,365

                                      AVERAGE ANNUAL TOTAL RETURNS
                                  FOR THE PERIODS ENDED MARCH 31, 2002
                                  ------------------------------------
                                                   SINCE INCEPTION
                                                     OF CLASS Q
                                       1 YEAR          3/27/98
                                       ------          -------
  Class Q                              -1.56%          -1.73%
  Credit Suisse First Boston
   High Yield Bond Index                3.33%           0.90%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS  REPORT  CONTAINS  STATEMENTS  THAT  MAY  BE  "FORWARD-LOOKING" STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM   THOSE   PROJECTED  IN  THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 04/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 13.

ING CLASSIC MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO   MANAGEMENT:    Jennifer   J.  Thompson,  CFA,  Vice  President,  ING
Investment Management, LLC.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

MARKET OVERVIEW: The money markets were very active in the one-year period ended March 31, 2002. The fiscal year began on April 1, 2001 with a Fed Funds target rate of 5% and the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") in an "easing" mode. In fact, the Fed began its easing cycle early in 2001 and continued it throughout the year lowering its Fed Funds target rate by 475 basis points in 2001 to 1.75% by December.

According to the National Bureau of Economic Research, the current recession started in March 2001. Many market participants, while unsure whether or not the economy was in recession, believed that some parts of the economy were beginning to stabilize at the end of the summer, and predicted an end to the Fed's easing cycle by December. However, the tragic terrorist events of September 11th dashed hope of an economic recovery, unsettled the financial markets and plunged the economy fully into recession. The Fed did not disappoint in light of the terrorist activity and economic slump and, with few inflationary concerns, continued to reduce rates through the end of the year.

2002 began with a market view that the Fed would lower rates once more on January 30th at its FOMC meeting. However, views changed during the month and the Fed left its Fed Funds target unchanged at 1.75%. By the FOMC's mid-March meeting, economic indicators were stronger than anticipated and market participants fully changed their views to expectations of increases in the Fed Funds rate and economic recovery by second half of 2002.

The LIBOR yield curve was volatile during January, stable during February and steepened significantly during March. The curve from 1-month LIBOR to 12-month LIBOR increased from 57 basis points in December to 121 basis points at the end of March. All of the increase came from a back up in the 12-month LIBOR rate as market participants begin to price in future Fed tightenings.

PORTFOLIO SPECIFICS: The Fund's primary strategy for most of the year was to maintain an average maturity longer than its competitors. Throughout much of the year, the Fund utilized a barbell strategy. Purchases of nine-month and one-year paper were made in advance of reductions in the Fed Funds rate. The purchase of longer paper contributed to Fund performance. By year-end, however, with the end of the Fed's easing cycle nearing, the Fund began to restrict new purchases to those maturing in less than six months. In addition, when available, the Fund increased its purchase of floating rate notes, which should perform nicely in a rising rate environment.

MARKET OUTLOOK: Going forward, most market participants continue to expect economic recovery by the second half of the year. In addition, most expect the Fed to begin to raise its Fed Funds target by June. Given this backdrop, the Fund plans to keep its duration neutral to or shorter than the benchmark, but will consider purchasing longer securities (greater than six months) if rates make sense given Fed Funds rate expectations.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The  LEHMAN  BROTHERS  GOVERNMENT  BOND  INDEX: A market value weighted index of
U.S.   government   and   government  agency  securities  (other  than  mortgage
securities) with maturities of one year or more.

The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS GNMA MORTGAGE INDEX is a total comprehensive GNMA index comprised of 30-year GNMA pass-throughs, 15-year GNMA pass-throughs, and GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX is an index of high yield bonds rated BB or below.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of ING Funds Trust and ING Mutual Funds and the Board of Directors and Shareholders of ING Investment Funds, Inc. and ING GNMA Income Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING Intermediate Bond Fund (formerly Pilgrim Intermediate Bond Fund) and ING Classic Money Market Fund (formerly ING Pilgrim Money Market Fund), two of the ten funds comprising ING Funds Trust (formerly Pilgrim Funds Trust), ING Strategic Income Fund (formerly Pilgrim Strategic Income Fund) and ING High Yield Opportunity Fund (formerly Pilgrim High Yield Fund II), two of the twelve funds comprising ING Mutual Funds (formerly Pilgrim Mutual Funds), ING High Yield Fund (formerly Pilgrim High Yield Fund), one of the two funds comprising ING Investment Funds, Inc. (formerly Pilgrim Investment Funds, Inc.) and ING GNMA Income Fund, Inc. (formerly Pilgrim GNMA Income Fund, Inc.), each a "Fund" collectively the "Funds", at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods indicated except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

For all periods ending prior to and including December 31, 2000 for ING GNMA Income Fund, Inc., the statements of changes in net assets and financial highlights were audited by other independent accountants whose report dated February 26, 2001 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including October 31, 2000 for ING Intermediate Bond Fund and ING Classic Money Market Fund, the statements of changes in net assets and financial highlights were audited by other independent accountants whose report dated December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including June 30, 2000 for ING Strategic Income Fund, ING High Yield Opportunity Fund and ING High Yield Fund, the statements of changes in net assets and financial highlights were audited by other independent accountants whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
May 15, 2002

           STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------

                                                         ING             ING                            ING             ING
                                          ING         INTERMEDIATE    STRATEGIC         ING          HIGH YIELD       CLASSIC
                                      GNMA INCOME        BOND           INCOME       HIGH YIELD      OPPORTUNITY    MONEY MARKET
                                         FUND            FUND            FUND           FUND            FUND            FUND
                                     -------------   -------------   ------------   -------------   -------------   -------------
ASSETS:
Investments in securities at value*  $ 655,057,976   $  76,313,970   $ 45,967,772   $ 164,896,258   $ 205,803,089   $          --
Short-term investments at amortized
 cost                                    3,440,930       7,267,410      3,838,000      14,683,000      20,880,000     548,972,625
Cash                                            --         251,472        283,285              --              --              --
Receivables:
  Investment securities sold                    --      17,998,036      1,392,165              --       1,850,056              --
  Fund shares sold                       6,519,726         158,462         35,075         320,775         239,072       2,389,431
  Dividends and interest                 3,890,431         678,271        548,999       4,781,894       6,563,809       3,612,989
Prepaid expenses                            95,238          11,257         14,223           9,371          33,752          25,897
Reimbursement due from manager                  --           6,131         50,346          28,545         269,609         119,845
                                     -------------   -------------   ------------   -------------   -------------   -------------
    Total assets                       669,004,301     102,685,009     52,129,865     184,719,843     235,639,387     555,120,787
                                     -------------   -------------   ------------   -------------   -------------   -------------
LIABILITIES:
Payable for investment securities
 purchased                               1,475,475      33,575,611        495,285         990,066              --              --
Payable for fund shares redeemed           293,211          54,063        141,043         417,955         201,217              --
Payable to affiliates                      566,051          56,582         47,602         227,697         307,069         308,896
Payable to custodian                       237,236              --             --          41,754         140,588       1,992,068
Other accrued expenses and
 liabilities                               445,826          97,775        146,215         212,136       1,463,997         243,412
                                     -------------   -------------   ------------   -------------   -------------   -------------
    Total liabilities                    3,017,799      33,784,031        830,145       1,889,608       2,112,871       2,544,376
                                     -------------   -------------   ------------   -------------   -------------   -------------
NET ASSETS                           $ 665,986,502   $  68,900,978   $ 51,299,720   $ 182,830,235   $ 233,526,516   $ 552,576,411
                                     =============   =============   ============   =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                      $ 671,000,210   $  69,527,244   $ 63,368,989   $ 369,199,680   $ 832,789,402   $ 552,611,722
Accumulated net investment income
 (loss)                                  3,756,751          25,666        323,172        (575,150)     (4,531,528)             --
Accumulated net realized loss on
 investments and foreign currencies    (17,905,988)       (358,237)   (10,413,673)   (181,333,204)   (489,379,065)        (35,311)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies                      9,135,529        (293,695)    (1,978,768)     (4,461,091)   (105,352,293)             --
                                     -------------   -------------   ------------   -------------   -------------   -------------
NET ASSETS                           $ 665,986,502   $  68,900,978   $ 51,299,720   $ 182,830,235   $ 233,526,516   $ 552,576,411
                                     =============   =============   ============   =============   =============   =============
* Cost of securities                 $ 645,922,447   $  76,607,665   $ 47,946,540   $ 169,357,314   $ 311,063,316   $          --

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------


                                                                 ING            ING                          ING            ING
                                                    ING      INTERMEDIATE    STRATEGIC        ING        HIGH YIELD       CLASSIC
                                               GNMA INCOME       BOND         INCOME       HIGH YIELD    OPPORTUNITY    MONEY MARKET
                                                   FUND          FUND          FUND           FUND           FUND           FUND
                                               ------------   -----------   -----------   ------------   ------------   ------------
CLASS A:
Net assets                                     $535,902,771   $41,502,598   $34,386,676   $ 61,930,136   $ 53,122,292   $549,999,170
Shares authorized                               730,000,000     unlimited     unlimited     80,000,000      unlimited      unlimited
Par value                                      $       0.01   $     0.001   $      0.00   $       0.10   $       0.00   $      0.001
Shares outstanding                               62,794,241     4,187,712     3,140,271     17,909,669      7,074,683    550,054,615
Net asset value and redemption price per
 share                                         $       8.53   $      9.91   $     10.95   $       3.46   $       7.51   $       1.00
Maximum offering price per share (4.75%)(1)    $       8.96   $     10.40   $     11.50   $       3.63   $       7.88   $       1.00
CLASS B:
Net assets                                     $ 79,301,877   $11,216,470   $11,847,928   $111,177,019   $143,741,803   $  1,987,230
Shares authorized                               100,000,000     unlimited     unlimited     80,000,000      unlimited      unlimited
Par value                                      $       0.01   $     0.001   $      0.00   $       0.10   $       0.00   $      0.001
Shares outstanding                                9,328,749     1,133,000     1,108,856     32,180,338     19,061,517      1,987,702
Net asset value and redemption price per
 share(2)                                      $       8.50   $      9.90   $     10.68   $       3.45   $       7.54   $       1.00
Maximum offering price per share               $       8.50   $      9.90   $     10.68   $       3.45   $       7.54   $       1.00
CLASS C:
Net assets                                     $ 37,192,984   $ 6,382,223   $ 4,963,936   $  4,782,279   $ 24,674,343   $    589,915
Shares authorized                                50,000,000     unlimited     unlimited     20,000,000      unlimited      unlimited
Par value                                      $       0.01   $     0.001   $      0.00   $       0.10   $       0.00   $      0.001
Shares outstanding                                4,370,441       644,590       443,117      1,386,700      3,274,654        589,777
Net asset value and redemption price per
 share(2)                                      $       8.51   $      9.90   $     11.20   $       3.45   $       7.53   $       1.00
Maximum offering price per share               $       8.51   $      9.90   $     11.20   $       3.45   $       7.53   $       1.00
CLASS I:
Net assets                                     $  1,615,042   $ 9,799,687           n/a            n/a            n/a   $         96
Shares authorized                                50,000,000     unlimited           n/a            n/a            n/a      unlimited
Par value                                      $       0.01   $     0.001           n/a            n/a            n/a   $      0.001
Shares outstanding                                  189,100       988,422           n/a            n/a            n/a             96
Net asset value and redemption price per
 share                                         $       8.54   $      9.91           n/a            n/a            n/a   $       1.00
Maximum offering price per share               $       8.54   $      9.91           n/a            n/a            n/a   $       1.00
CLASS M:
Net assets                                     $    495,030           n/a           n/a   $  4,921,968            n/a            n/a
Shares authorized                                10,000,000           n/a           n/a      5,000,000            n/a            n/a
Par value                                      $       0.01           n/a           n/a   $       0.10            n/a            n/a
Shares outstanding                                   57,978           n/a           n/a      1,418,915            n/a            n/a
Net asset value and redemption price per
 share                                         $       8.54           n/a           n/a   $       3.47            n/a            n/a
Maximum offering price per share (3.25%)(3)    $       8.83           n/a           n/a   $       3.59            n/a            n/a
CLASS Q:
Net assets                                     $    203,802           n/a   $   101,180   $     18,833   $  1,660,474            n/a
Shares authorized                                50,000,000           n/a     unlimited     20,000,000      unlimited            n/a
Par value                                      $       0.01           n/a   $      0.00   $       0.10   $       0.00            n/a
Shares outstanding                                   23,862           n/a         9,770          5,450        220,314            n/a
Net asset value and redemption price per
 share                                         $       8.54           n/a   $     10.36   $       3.46   $       7.54            n/a
Maximum offering price per share               $       8.54           n/a   $     10.36   $       3.46   $       7.54            n/a
CLASS T:
Net assets                                     $ 11,274,996           n/a           n/a            n/a   $ 10,327,604            n/a
Shares authorized                                10,000,000           n/a           n/a            n/a      unlimited            n/a
Par value                                      $       0.01           n/a           n/a            n/a   $       0.00            n/a
Shares outstanding                                1,321,108           n/a           n/a            n/a      1,373,716            n/a
Net asset value and redemption price per
 share(2)                                      $       8.53           n/a           n/a            n/a   $       7.52            n/a
Maximum offering price per share               $       8.53           n/a           n/a            n/a   $       7.52            n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2002
--------------------------------------------------------------------------------

                                                           ING           ING                             ING              ING
                                            ING        INTERMEDIATE   STRATEGIC          ING          HIGH YIELD        CLASSIC
                                       GNMA INCOME         BOND         INCOME        HIGH YIELD      OPPORTUNITY     MONEY MARKET
                                           FUND            FUND          FUND            FUND            FUND             FUND
                                       ------------    -----------    -----------    ------------    -------------    ------------
INVESTMENT INCOME:
Dividends(1)                           $         --    $    60,020    $   144,031    $         --    $   1,888,253    $         --
Interest (net of foreign withholding
 tax)*                                   38,822,790      3,045,090      3,825,463      20,092,504       28,907,026      19,389,576
Other income                                 69,305         11,811             --          33,113            7,474              --
                                       ------------    -----------    -----------    ------------    -------------    ------------
  Total investment income                38,892,095      3,116,921      3,969,494      20,125,617       30,802,753      19,389,576
                                       ------------    -----------    -----------    ------------    -------------    ------------
EXPENSES:
Investment management fees                3,029,006        257,006        238,822       1,141,988        1,506,347       1,373,494
Distribution fees:
  Class A                                 1,231,066        133,075        131,234         143,286          179,326       4,036,188
  Class B                                   629,174         66,289         75,778       1,217,290        1,560,107          23,109
  Class C                                   244,330         47,701         39,390          49,844          274,311          18,613
  Class M                                     2,557             --             --          47,257               --              --
  Class Q                                     1,478             --            551               6            6,908              --
  Class T                                    93,197             --             --              --           88,509              --
Transfer agent fees:
  Class A                                   728,053         50,517         59,180          98,886           96,745         508,015
  Class B                                    92,827          8,751         16,221         210,030          294,809           2,335
  Class C                                    35,985          6,411          8,346           8,598           51,337           1,958
  Class I                                       144            990             --              --               --             939
  Class M                                       501             --             --          10,900               --              --
  Class Q                                       353             --             22               1            2,165              --
  Class T                                    21,614             --             --              --           25,154              --
Administrative and service fees             602,635         51,401          9,892           6,270           36,807              --
Shareholder reporting fees                  329,697         18,443         10,229          80,560          149,459         150,435
Registration and filing fees                226,977         38,617         85,534          84,277          115,473         361,814
Professional fees                           331,138         23,435         21,976          57,248          145,954         239,841
Custody and accounting fees                 267,912         50,609         40,879          71,417          117,266         151,128
Directors' fees                              31,489          2,345          1,710           7,897           10,966          22,980
Insurance fees                               13,343          2,697          3,060           3,916            6,870          38,152
Miscellaneous fees                           55,939          6,789         31,727          11,437           14,219          10,855
Merger fees                                      --             --             --              --          171,319              --
                                       ------------    -----------    -----------    ------------    -------------    ------------
  Total expenses                          7,969,415        765,076        774,551       3,251,108        4,854,051       6,939,856
                                       ------------    -----------    -----------    ------------    -------------    ------------
Less:
  Waived and reimbursed fees                     --         94,760        197,052         178,851          701,773       2,737,023
                                       ------------    -----------    -----------    ------------    -------------    ------------
  Net expenses                            7,969,415        670,316        577,499       3,072,257        4,152,278       4,202,833
                                       ------------    -----------    -----------    ------------    -------------    ------------
Net investment income                    30,922,680      2,446,605      3,391,995      17,053,360       26,650,475      15,186,743
                                       ------------    -----------    -----------    ------------    -------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on
 investments                               (913,597)     2,655,273     (1,228,830)    (30,682,764)    (128,472,048)         (7,895)
Net realized gain (loss) on foreign
 currencies                                      --             --     (1,358,810)          3,431               --              --
Net change in unrealized
 appreciation (depreciation) of:
  Investments                            (6,963,619)    (1,001,657)      (417,407)     12,052,732       93,237,035              --
  Foreign currencies                             --             --       (281,963)            (35)           2,631              --
                                       ------------    -----------    -----------    ------------    -------------    ------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                            (7,877,216)     1,653,616     (3,287,010)    (18,626,636)     (35,232,382)         (7,895)
                                       ------------    -----------    -----------    ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS             $ 23,045,464    $ 4,100,221    $   104,985    $ (1,573,276)   $  (8,581,907)   $ 15,178,848
                                       ============    ===========    ===========    ============    =============    ============
* Foreign withholding tax              $         --    $        --    $     6,415    $         --    $          --    $         --

----------
(1) Dividends at March 31, 2002 include dividends from affiliates of $21,390 for ING Strategic Income Fund.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           ING GNMA INCOME FUND
                                               -----------------------------------------------
                                                   YEAR            THREE            YEAR
                                                   ENDED        MONTHS ENDED        ENDED
                                                 MARCH 31,        MARCH 31,      DECEMBER 31,
                                                   2002             2001             2000
                                               -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                          $  30,922,680    $   6,099,260    $  23,520,988
Net realized gain (loss) on investments             (913,597)       2,155,030       (3,100,065)
Net change in unrealized appreciation
 (depreciation) of investments                    (6,963,619)      10,658,686       14,939,928
                                               -------------    -------------    -------------
Net increase in net assets resulting from
 operations                                       23,045,464       18,912,976       35,360,851
                                               -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                        (26,463,542)      (5,337,765)     (20,940,972)
  Class B                                         (2,926,862)         (15,248)              --
  Class C                                         (1,103,400)         (21,052)              --
  Class I                                            (10,679)              --               --
  Class M                                            (16,405)              --               --
  Class Q                                            (34,787)              --               --
  Class T                                           (745,081)              --               --
                                               -------------    -------------    -------------
Total distributions                              (31,300,756)      (5,374,065)     (20,940,972)
                                               -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 643,474,750      100,862,198      125,118,144
Net proceeds from shares issued in merger                 --      121,277,768               --
Shares resulting from dividend reinvestments      25,992,838        4,928,490       19,059,996
                                               -------------    -------------    -------------
                                                 669,467,588      227,068,456      144,178,140
Cost of shares redeemed                         (524,205,659)     (82,941,057)    (163,864,918)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       145,261,929      144,127,399      (19,686,778)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets            137,006,637      157,666,310       (5,266,899)
                                               -------------    -------------    -------------
Net assets, beginning of period                  528,979,865      371,313,555      376,580,454
                                               -------------    -------------    -------------
Net assets, end of period                      $ 665,986,502    $ 528,979,865    $ 371,313,555
                                               =============    =============    =============
Undistributed net investment income            $   3,756,751    $   3,111,865    $   2,580,016
                                               =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                 ING INTERMEDIATE BOND FUND                    ING STRATEGIC INCOME FUND
                                        -------------------------------------------    ---------------------------------------------
                                          YEAR             FIVE            YEAR           YEAR             NINE           YEAR
                                          ENDED        MONTHS ENDED        ENDED          ENDED        MONTHS ENDED       ENDED
                                        MARCH 31,        MARCH 31,      OCTOBER 31,     MARCH 31,        MARCH 31,       JUNE 30,
                                           2002            2001            2000            2002            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                  $  2,446,605    $  1,132,938    $  2,329,136    $  3,391,995    $    878,413    $    970,594
Net realized gain (loss) on
 investments and foreign currencies       2,655,273       1,830,366        (143,795)     (2,587,640)       (478,013)       (764,277)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies      (1,001,657)        890,496         538,098        (699,370)     (1,070,152)        133,421
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from operations         4,100,221       3,853,800       2,723,439         104,985        (669,752)        339,738
                                       ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                (1,922,242)       (919,767)     (2,041,049)     (2,834,862)       (146,883)             --
  Class B                                  (282,881)        (61,258)       (101,798)       (765,882)       (247,615)             --
  Class C                                  (206,467)       (152,036)       (163,643)       (384,868)       (202,833)             --
  Class Q                                        --              --              --         (15,964)        (14,262)             --
  Class X                                        --              --         (42,824)             --              --              --
  Class I                                  (104,328)             --              --              --              --              --
  Retail Classes                                 --              --              --              --              --        (951,573)
  Advisory and Institutional Classes             --              --              --              --              --         (14,213)
Net realized gain from investments
  Class A                                (2,450,199)             --              --              --              --              --
  Class B                                  (598,972)             --              --              --              --              --
  Class C                                  (316,838)             --              --              --              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total distributions                      (5,881,927)     (1,133,061)     (2,349,314)     (4,001,576)       (611,593)       (965,786)
                                       ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares         81,254,578      31,247,228      13,626,853      70,809,949      18,837,830      17,563,244
Net proceeds from shares issued in
 merger                                          --              --              --              --      38,298,220              --
Shares resulting from dividend
 reinvestments                            5,238,279       1,079,112       2,286,176       3,130,636         154,206         496,450
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                         86,492,857      32,326,340      15,913,029      73,940,585      57,290,256      18,059,694
Cost of shares redeemed                 (56,684,962)    (31,389,778)    (15,129,247)    (72,175,006)    (13,958,363)    (22,583,786)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                            29,807,895         936,562         783,782       1,765,579      43,331,893      (4,524,092)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets    28,026,189       3,657,301       1,157,907      (2,131,012)     42,050,548      (5,150,140)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net assets, beginning of period          40,874,789      37,217,488      36,059,581      53,430,732      11,380,184      16,530,324
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net assets, end of period              $ 68,900,978    $ 40,874,789    $ 37,217,488    $ 51,299,720    $ 53,430,732    $ 11,380,184
                                       ============    ============    ============    ============    ============    ============
Undistributed (distributions in
 excess of) net investment income      $     25,666    $       (123)   $         --    $    323,172    $    662,982    $    491,239
                                       ============    ============    ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    ING HIGH YIELD FUND                     ING HIGH YIELD OPPORTUNITY FUND
                                       --------------------------------------------   ---------------------------------------------
                                           YEAR           NINE           YEAR             YEAR            NINE            YEAR
                                           ENDED      MONTHS ENDED       ENDED            ENDED       MONTHS ENDED        ENDED
                                         MARCH 31,      MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,        JUNE 30,
                                           2002           2001            2000            2002            2001            2000
                                       ------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                  $ 17,053,360   $  18,207,579   $  36,230,377   $  26,650,475   $  13,984,487   $  10,617,663
Net realized loss on investments
 and foreign currencies                 (30,679,333)    (84,181,652)    (25,618,407)   (128,472,048)    (30,313,380)     (5,014,882)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                      12,052,697      24,598,891     (31,769,051)     93,239,666    (171,723,969)     (2,564,989)
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets
 resulting from operations               (1,573,276)    (41,375,182)    (21,157,081)     (8,581,907)   (188,052,862)      3,037,792
                                       ------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                (5,436,672)     (5,135,551)             --      (6,458,146)     (2,817,607)             --
  Class B                               (11,171,417)    (11,970,081)             --     (18,561,481)     (7,662,538)             --
  Class C                                  (451,861)       (384,454)             --      (3,281,268)     (1,602,144)             --
  Class M                                  (571,816)       (715,679)             --              --              --              --
  Class Q                                      (175)           (774)             --        (354,145)       (339,297)             --
  Class T                                        --              --              --      (1,699,167)     (2,078,844)             --
  Retail Classes                                 --              --     (36,230,374)             --              --     (10,642,507)
  Advisory and Institutional Classes             --              --              (3)             --              --        (408,689)
Tax return of capital                    (4,498,101)     (4,442,387)     (2,218,003)             --              --              --
                                       ------------   -------------   -------------   -------------   -------------   -------------
Total distributions                     (22,130,042)    (22,648,926)    (38,448,380)    (30,354,207)    (14,500,430)    (11,051,196)
                                       ------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares        191,763,068      98,580,483     169,075,396      84,360,403     225,162,311      52,761,331
Net proceeds from shares issued in
 merger                                          --              --              --              --     157,469,063     142,232,354
Shares resulting from dividend
 reinvestments                            7,565,343       7,751,412      14,545,896      10,800,384       5,223,248       4,467,190
                                       ------------   -------------   -------------   -------------   -------------   -------------
                                        199,328,411     106,331,895     183,621,292      95,160,787     387,854,622     199,460,875
Cost of shares redeemed                 201,264,772)   (137,899,986)   (237,672,115)   (114,117,367)    (93,091,171)    (72,762,619)
Equalization                                     --         (85,563)             --              --              --              --
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                            (1,936,361)    (31,653,654)    (54,050,823)    (18,956,580)    294,763,451     126,698,256
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets   (25,639,679)    (95,677,762)   (113,656,284)    (57,892,694)     92,210,159     118,684,852
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net assets, beginning of period         208,469,914     304,147,676     417,803,960     291,419,210     199,209,051      80,524,199
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net assets, end of period              $182,830,235   $ 208,469,914   $ 304,147,676   $ 233,526,516   $ 291,419,210   $ 199,209,051
                                       ============   =============   =============   =============   =============   =============
Distributions in excess of net
 investment income                     $   (575,150)  $          --   $          --   $  (4,531,528)  $  (1,416,713)  $          --
                                       ============   =============   =============   =============   =============   =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ING CLASSIC MONEY MARKET FUND
                                               -----------------------------------------------
                                                   YEAR             FIVE            YEAR
                                                   ENDED        MONTHS ENDED        ENDED
                                                 MARCH 31,        MARCH 31,       OCTOBER 31,
                                                   2002             2001             2000
                                               -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                          $  15,186,743    $  11,694,174    $  20,954,019
Net realized loss on investments                      (7,895)              --               --
                                               -------------    -------------    -------------
Net increase in net assets resulting from
 operations                                       15,178,848       11,694,174       20,954,019
                                               -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                        (14,840,212)     (11,319,230)     (19,815,480)
  Class B                                            (52,545)         (61,692)        (135,706)
  Class C                                            (45,463)         (47,516)         (53,814)
  Class I                                           (283,241)        (258,718)        (946,158)
  Class X                                                 --               --          (22,875)
                                               -------------    -------------    -------------
Total distributions                              (15,221,461)     (11,687,156)     (20,974,033)
                                               -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 975,386,497      434,532,850      937,201,052
Shares resulting from dividend reinvestments      14,857,263       11,459,544       20,538,703
                                               -------------    -------------    -------------
                                                 990,243,760      445,992,394      957,739,755
Cost of shares redeemed                         (969,388,733)    (372,069,868)    (733,044,049)
                                               -------------    -------------    -------------
Net increase in net assets resulting from
 capital share transactions                       20,855,027       73,922,526      224,695,706
                                               -------------    -------------    -------------
Net increase in net assets                        20,812,414       73,929,544      224,675,692
                                               -------------    -------------    -------------
Net assets, beginning of period                  531,763,997      457,834,453      233,158,761
                                               -------------    -------------    -------------
Net assets, end of period                      $ 552,576,411    $ 531,763,997    $ 457,834,453
                                               =============    =============    =============
Undistributed net investment income            $          --    $       7,018    $          --
                                               =============    =============    =============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                        ING GNMA INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I            CLASS Q
                                                                  ----------    ------------------------
                                                                  JANUARY 7,      YEAR      FEBRUARY 26,
                                                                  2002(1) TO      ENDED      2001(1) TO
                                                                   MARCH 31,    MARCH 31,     MARCH 31,
                                                                     2002          2002         2001
                                                                     ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        8.61          8.63          8.51
 Income from investment operations:
 Net investment income                                      $        0.10          0.39          0.04
 Net realized and unrealized gain (loss) on investments     $       (0.10)        (0.01)         0.08
 Total from investment operations                           $        0.00          0.38          0.12
 Less distributions from:
 Net investment income                                      $        0.07          0.47            --
 Total distributions                                        $        0.07          0.47            --
 Net asset value, end of period                             $        8.54          8.54          8.63
 TOTAL RETURN(2):                                           %        0.04          4.50          1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $       1,615           204           476
 Ratios to average net assets:
 Expenses(3)                                                %        0.88          1.12          1.14
 Net investment income(3)                                   %        5.83          5.35          5.42
 Portfolio turnover                                         %          76            76            33

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       CLASS I
                                                                     -----------
                                                                     JANUARY 8,
                                                                     2002(1) TO
                                                                      MARCH 31
                                                                        2002
                                                                        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $           9.99
 Income from investment operations:
 Net investment income                                       $           0.11
 Net realized and unrealized loss on investments             $          (0.07)
 Total from investment operations                            $           0.04
 Less distributions from:
 Net investment income                                       $           0.12
 Total distributions                                         $           0.12
 Net asset value, end of period                              $           9.91
 TOTAL RETURN(2):                                            %           0.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $          9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)              %           0.82
 Gross expenses prior to expense reimbursement(3)            %           0.90
 Net investment income after expense reimbursement(3)(4)     %           0.05
 Portfolio turnover rate                                     %          1,216*

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
* Portfolio turnover was greater then expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                   ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                                          --------------------------------------------------------------
                                                            YEAR      NINE MONTHS    YEAR      THREE MONTHS    JULY 27
                                                            ENDED        ENDED       ENDED        ENDED       1998(1) TO
                                                          MARCH 31,    MARCH 31,    JUNE 30,     JUNE 30,      MARCH 31,
                                                            2002        2001(6)       2000        1999(2)        1999
                                                            ----        -------       ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $      11.18        11.45       11.99        12.26         12.43
 Income from investment operations:
 Net investment income                               $       1.18         0.50        0.94         0.25          0.48
 Net realized and unrealized loss on investments     $      (1.12)       (0.17)      (0.54)       (0.38)        (0.04)
 Total from investment operations                    $       0.06         0.33        0.40        (0.13)         0.44
 Less distributions from:
 Net investment income                               $       0.88         0.60        0.94         0.14          0.50
 Net realized gains on investments                   $         --           --          --           --          0.11
 Total distributions                                 $       0.88         0.60        0.94         0.14          0.61
 Net asset value, end of period                      $      10.36        11.18       11.45        11.99         12.26
 TOTAL RETURN(3):                                    %       0.49         3.00        3.55         1.16          5.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        101          236         228          171           314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %       0.73         1.00        0.86         0.71          0.69
 Gross expenses prior to expense reimbursement(4)    %       1.10         2.06        2.54         1.37          1.74
 Net investment income after expense
 reimbursement(4)(5)                                 %       7.12         7.17        7.79         6.07          6.03
 Portfolio turnover rate                             %        211          132         168           69           274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC wihin three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS Q
                                                                 ---------------------------------------------------
                                                                   YEAR      NINE MONTHS       YEAR        JUNE 17
                                                                   ENDED        ENDED          ENDED      1999(1) TO
                                                                 MARCH 31,     MARCH 31,     JUNE 30,      JUNE 30,
                                                                   2002       2001(5)(6)       2000          1999
                                                                   ----       ----------       ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $     3.89          5.60           5.93         5.91
 Income from investment operations:
 Net investment income                                       $     0.42          0.11           0.60         0.02
 Net realized and unrealized loss on investments             $    (0.40)        (1.39)         (0.33)          --
 Total from investment operations                            $     0.02         (1.28)         (0.27)        0.02
 Less distributions from:
 Net investment income                                       $     0.36          0.43           0.60           --
 Tax return of capital                                       $     0.09            --             --           --
 Total distributions                                         $     0.45          0.43           0.60           --
 Net asset value, end of period                              $     3.46          3.89           5.60         5.93
 TOTAL RETURN(2):                                            %     0.64        (23.11)         (5.29)        0.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $       19            --             --           --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)              %     0.98          1.07           1.05           --
 Gross expenses prior to expense reimbursement(3)            %     1.06          1.16           1.17           --
 Net investment income after expense reimbursement(3)(4)     %     9.01         10.61          10.41           --
 Portfolio turnover rate                                     %       99           100             89          184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.
(6) Per share calculations for the period were based on average shares outstanding.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                             ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS Q
                                                        ------------------------------------------------------------------------
                                                          YEAR     NINE MONTHS     YEAR     THREE MONTHS     YEAR      MARCH 27,
                                                          ENDED       ENDED        ENDED        ENDED       ENDED     1998(1) TO
                                                        MARCH 31,   MARCH 31,    JUNE 30,      JUNE 30,    MARCH 31,   MARCH 31,
                                                          2002       2001(6)       2000        1999(2)       1999        1998
                                                          ----       -------       ----        -------       ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     8.71       10.82        11.59        11.68        12.72        12.70
 Income from investment operations:
 Net investment income                               $     0.78        0.83         1.20         0.30         1.16         0.01
 Net realized and unrealized gain (loss)
 on investments                                      $    (0.94)      (2.07)       (0.76)       (0.11)       (1.01)        0.01
 Total from investment operations                    $    (0.16)      (1.24)        0.44         0.19         0.15
 Less distributions from:
 Net investment income                               $     1.01        0.87         1.21         0.28         1.19           --
 Total distributions                                 $     1.01        0.87         1.21         0.28         1.19           --
 Net asset value, end of period                      $     7.54        8.71        10.82        11.59        11.68        12.72
 TOTAL RETURN(3):                                    %    (1.56)     (11.80)        4.04         1.63         1.40         0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    1,660       3,041        6,882        3,229        6,502          567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %     0.93        1.00         1.08         0.90         0.87         0.97
 Gross expenses prior to expense reimbursement(4)    %     1.20        1.22         1.27         1.17         1.28         0.97
 Net investment income after expense
 reimbursement(4)(5)                                 %    11.33       11.28        10.73         9.88        10.01         7.53
 Portfolio turnover rate                             %      102         113          113           44          242          484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     CLASS I
                                            --------------------------------------------------------
                                              YEAR       FIVE MONTHS       YEAR          OCTOBER 13,
                                              ENDED         ENDED          ENDED         1999(1) TO
                                            MARCH 31,     MARCH 31,      OCTOBER 31,     OCTOBER 31,
                                              2002         2001(4)         2000            1999
                                              ----         -------         ----            ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $    1.00           1.00            1.00           1.00
 Income from investment operations:
 Net investment income                   $    0.04           0.02            0.06             --
 Total from investment operations        $    0.04           0.02            0.06             --
 Less distributions from:
 Net investment income                   $    0.04           0.02            0.06             --
 Total distributions                     $    0.04           0.02            0.06             --
 Net asset value, end of period          $    1.00           1.00            1.00           1.00
 TOTAL RETURN(2):                        %    3.71           2.46            6.19           0.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      --*        10,816          12,061          1,906
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %    0.31           0.31            0.28           0.31
 Gross expenses prior to expense
 reimbursement(3)                        %    0.43           0.55            0.41           0.59
 Net investment income after expense
 reimbursement(3)(5)                     %    3.85           6.08            5.96           5.29

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursements to ING Investments, LLC within three years.
*    Amount represents less than $1,000.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING GNMA Income Fund, Inc. (formerly Pilgrim GNMA Income Fund, Inc.), ING Funds Trust ("IFT", formerly Pilgrim Funds Trust), ING Mutual Funds ("IMF", formerly Pilgrim Mutual Funds) and ING Investment Funds, Inc. ("IIF", formerly Pilgrim Investment Funds, Inc.) are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

ING GNMA Income Fund ("GNMA Fund", formerly Pilgrim GNMA Income Fund) is the single series of ING GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

IFT is a Delaware business trust established July 30, 1998 and consists of ten separately managed portfolios. Two of the Portfolios in this report are ING Intermediate Bond Fund ("Intermediate Bond Fund", formerly Pilgrim Intermediate Bond Fund), and ING Classic Money Market Fund (formerly ING Pilgrim Money Market
Fund).

IMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Two of the Portfolios in this report are ING Strategic Income Fund ("Strategic Income Fund", formerly Pilgrim Strategic Income Fund) and ING High Yield Opportunity Fund ("High Yield Opportunity Fund", formerly Pilgrim High Yield Fund II).

IIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the ING High Yield Fund ("High Yield Fund", formerly Pilgrim High Yield Fund).

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively.

REORGANIZATION. On November 2, 2001, the Board of Directors/Trustees of the ING Funds approved a proposal to reorganize the High Yield Fund into the High Yield Opportunity Fund. This proposed reoganziation is subject to approval by the shareholders of the High Yield Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the second quarter of 2002.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

--------------------------------------------------------------------------------

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     At March 31, 2002, the Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund contained three, one and thirteen securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $302,424 (represents 0.59% of net assets), $453,937 (represents 0.25% of net assets), and $5,265,920 (represents 2.25% of net assets), for the Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund, respectively. In addition, at March 31, 2002, the High Yield Opportunity Fund contained twelve securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. These securities had a total value of $923,291 (represents 0.40% of net assets) for the High Yield Opportunity Fund.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities

--------------------------------------------------------------------------------

     transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Intermediate Bond Fund, High Yield Opportunity Fund, and ING Classic Money Market Fund declare and become ex-dividend daily and pay dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government

--------------------------------------------------------------------------------

     securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. During the year ended March 31, 2002, the Funds did not loan any securities.

J. EQUALIZATION. The High Yield Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares. High Yield Fund discontinued the practice of equalization in December of 2000.

K. PRINCIPLES OF PRESENTATION. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. RECENTLY ISSUED ACCOUNTING STANDARDS. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this principle is not material to the financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                  PURCHASES            SALES
                                                 ------------       ------------
GNMA Fund                                        $         --       $         --
Intermediate Bond Fund                            396,852,834        377,028,710
Strategic Income Fund                              47,434,067         42,642,758
High Yield Fund                                   172,354,635        185,570,752
High Yield Opportunity Fund                       237,497,537        273,920,313

U.S. Government Securities not included above were as follows:

                                                  PURCHASES            SALES
                                                 ------------       ------------
GNMA Fund                                        $685,711,538       $449,327,817
Intermediate Bond Fund                            290,815,878        271,376,462
Strategic Income Fund                              59,578,144         62,987,804
High Yield Fund                                            --                 --
High Yield Opportunity Fund                                --                 --

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

GNMA Fund, Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund have entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the Intermediate Bond Fund and ING Classic Money Market Fund pursuant to an Investment Management Agreement. On April 30, 2001 ING Mutual Funds Management, LLC merged into ING Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

--------------------------------------------------------------------------------

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Intermediate Bond -- 0.50%; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High Yield Opportunity Fund -- 0.60%; for ING Classic Money Market Fund -- 0.25%.

The fees payable to the Manager were discounted for the Intermediate Bond Fund and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

ING Investment Management LLC (IIM), a registered investment advisor, serves as subadvisor to the Intermediate Bond Fund and ING Classic Money Market Fund pursuant to a subadvisory agreement between the Adviser and IIM. For its services IIM receives from the Adviser, a fee equal to 0.25% and 0.125%, respectively, of the average daily net assets of the Intermediate Bond Fund and ING Classic Money Market Fund.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except High Yield Fund. The GNMA Fund, Intermediate Bond Fund, Strategic Income Fund and High Yield Opportunity Fund pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

High Yield Fund has entered into a Service Agreement with IFS wherby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Strategic Income Fund and High Yield Opportunity Fund.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                  CLASS A    CLASS B    CLASS C    CLASS I    CLASS M   CLASS Q    CLASS T
                                  -------    -------    -------    -------    -------   -------    -------
GNMA Fund                          0.25%      1.00%      1.00%       N/A       0.75%     0.25%      0.65%
Intermediate Bond Fund             0.35%      1.00%      1.00%       N/A        N/A       N/A        N/A
Strategic Income Fund              0.35%      0.75%      0.75%       N/A        N/A      0.25%       N/A
High Yield Fund                    0.25%      1.00%      1.00%       N/A       0.75%     0.25%       N/A
High Yield Opportunity Fund        0.35%      1.00%      1.00%       N/A        N/A      0.25%      0.65%
ING Classic Money Market Fund      0.75%      1.00%      1.00%       N/A        N/A       N/A        N/A

During the year ended March 31, 2002, the Distributor waived 0.10% of the Distribution fee for Intermediate Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

For the year ended March 31, 2002, the Distributor has retained $163,140 as sales charges from the proceeds of Class A Shares sold, $38,511 from the proceeds of Class C Shares redeemed, and $760 from the proceeds of Class M Shares sold.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                     ACCRUED
                                       ACCRUED                     SHAREHOLDER
                                      INVESTMENT     ACCRUED       SERVICES AND
                                      MANAGEMENT  ADMINISTRATIVE   DISTRIBUTION
                                         FEES          FEES            FEES      TOTAL
                                       --------      --------        --------   --------
GNMA Fund                              $283,114      $ 65,227        $217,710   $566,051
Intermediate Bond Fund                   28,215         5,643          22,724     56,582
Strategic Income Fund                    19,874         6,378          21,350     47,602
High Yield Fund                          93,455        19,292         114,950    227,697
High Yield Opportunity Fund             117,282        25,697         164,090    307,069
ING Classic Money Market Fund           119,694         1,012         188,190    308,896

At March 31, 2002, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 41.2% and 38.1% of the shares outstanding of Intermediate Bond Fund and Strategic Income Fund, respectively. At March 31, 2002, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 14.1% of the shares outstanding of Intermediate Bond Fund. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                   CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
                                   -------     -------     -------     -------     -------     -------     -------
GNMA Fund                           1.29%       2.04%       2.04%       1.04%        N/A        1.29%        N/A
Intermediate Bond Fund              1.15%       1.90%       1.90%       0.90%        N/A         N/A         N/A
Strategic Income Fund               0.95%       1.35%       1.35%        N/A         N/A        0.85%        N/A
High Yield Fund                     1.10%       1.85%       1.85%        N/A        1.60%       1.10%        N/A
High Yield Opportunity Fund         1.10%       1.75%       1.75%        N/A         N/A        1.00%       1.40%
ING Classic Money Market Fund       0.77%       1.41%       1.41%       0.31%        N/A         N/A         N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended March 31, 2002, the Funds did not have any loans outstanding.

NOTE 9 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

--------------------------------------------------------------------------------

NOTE 10 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                        CLASS A SHARES                                  CLASS B SHARES
                                        ----------------------------------------------    ----------------------------------------
                                           YEAR             THREE                            YEAR            THREE
                                           ENDED         MONTHS ENDED      YEAR ENDED        ENDED        MONTHS ENDED  PERIOD ENDED
                                          MARCH 31,        MARCH 31,      DECEMBER 31,      MARCH 31,       MARCH 31,   DECEMBER 31,
                                            2002             2001            2000             2002            2001        2000(1)
                                        -------------    ------------    -------------    ------------    ------------   ---------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                                63,157,820       9,936,676       15,011,381       6,022,864       1,097,963     103,659
Shares issued in merger                            --       6,943,491               --              --       4,553,567          --
Shares issued as reinvestment of
 dividends                                  2,668,663         578,344        2,343,091         186,731           1,539         455
Shares redeemed                           (55,105,271)     (9,201,160)     (20,138,470)     (2,387,819)       (249,233)       (977)
                                        -------------    ------------    -------------    ------------    ------------   ---------
Net increase (decrease) in shares
 outstanding                               10,721,212       8,257,351       (2,783,998)      3,821,776       5,403,836     103,137
                                        =============    ============    =============    ============    ============   =========
GNMA FUND ($)
Shares sold                             $ 546,608,964    $ 84,029,800    $ 122,250,526    $ 52,159,368    $  8,930,188   $ 858,288
Shares issued in merger                            --      59,085,277               --              --      38,677,635          --
Shares issued as reinvestment of
 dividends                                 23,079,905       4,895,626       19,042,463       1,612,231          13,021       3,763
Shares redeemed                          (477,081,467)    (78,707,194)    (163,634,919)    (20,607,683)     (2,134,765)     (8,207)
                                        -------------    ------------    -------------    ------------    ------------   ---------
Net increase (decrease)                 $  92,607,402    $ 69,303,509    $ (22,341,930)   $ 33,163,916    $ 45,486,079   $ 853,844
                                        =============    ============    =============    ============    ============   =========



                                                       CLASS C SHARES                CLASS I SHARES
                                        -------------------------------------------  --------------
                                           YEAR            THREE
                                           ENDED        MONTHS ENDED   PERIOD ENDED   PERIOD ENDED
                                          MARCH 31,       MARCH 31,     DECEMBER 31,    MARCH 31,
                                            2002            2001          2000(2)        2002(4)
                                        ------------    ------------    -----------    -----------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                                4,825,457         923,217        243,137        210,287
Shares issued in merger                           --         673,255             --             --
Shares issued as reinvestment of
 dividends                                    72,008           2,350          1,667          1,232
Shares redeemed                           (2,123,195)       (220,849)       (26,606)       (22,419)
                                        ------------    ------------    -----------    -----------
Net increase (decrease) in shares
 outstanding                               2,774,270       1,377,973        218,198        189,100
                                        ============    ============    ===========    ===========
GNMA FUND ($)
Shares sold                             $ 41,776,167    $  7,833,790    $ 2,009,330    $ 1,814,979
Shares issued in merger                           --       5,719,720             --             --
Shares issued as reinvestment of
 dividends                                   622,914          19,843         13,770         10,679
Shares redeemed                          (18,282,654)     (1,879,617)      (221,792)      (191,917)
                                        ------------    ------------    -----------    -----------
Net increase (decrease)                 $ 24,116,427    $ 11,693,736    $ 1,801,308    $ 1,633,741
                                        ============    ============    ===========    ===========


                                              CLASS M SHARES               CLASS Q SHARES               CLASS T SHARES
                                          ------------------------   -------------------------   ---------------------------
                                          YEAR ENDED  PERIOD ENDED    YEAR ENDED  PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                           MARCH 31,    MARCH 31,      MARCH 31,    MARCH 31,      MARCH 31,      MARCH 31,
                                             2002        2001(3)         2002        2001(3)         2002          2001(3)
                                           ---------    ---------    -----------    ---------    -----------    ------------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                                   34,505           --         93,434        7,106            177           1,580
Shares issued in merger                           --       34,197             --       50,391             --       2,061,429
Shares issued as reinvestment of
 dividends                                     1,394           --          3,377           --         72,423              --
Shares redeemed                               (6,551)      (5,567)      (128,049)      (2,397)      (796,883)        (17,618)
                                           ---------    ---------    -----------    ---------    -----------    ------------
Net increase (decrease) in shares
 outstanding                                  29,348       28,630        (31,238)      55,100       (724,283)      2,045,391
                                           =========    =========    ===========    =========    ===========    ============
GNMA FUND ($)
Shares sold                                $ 300,488    $      --    $   813,238    $  54,840    $     1,546    $     13,580
Shares issued in merger                           --      311,809             --      428,802             --      17,054,525
Shares issued as reinvestment of
 dividends                                    12,067           --         29,255           --        625,787              --
Shares redeemed                              (56,512)     (47,654)    (1,099,075)     (20,517)    (6,886,351)       (151,310)
                                           ---------    ---------    -----------    ---------    -----------    ------------
Net increase (decrease)                    $ 256,043    $ 264,155    $  (256,582)   $ 463,125    $(6,259,018)   $ 16,916,795
                                           =========    =========    ===========    =========    ===========    ============

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.
(4)  Class I commenced operations on January 7, 2002.

--------------------------------------------------------------------------------


                                                    CLASS A SHARES                                 CLASS B SHARES
                                     --------------------------------------------    ---------------------------------------------
                                        YEAR             FIVE                           YEAR            FIVE
                                        ENDED        MONTHS ENDED     YEAR ENDED        ENDED       MONTHS ENDED       YEAR ENDED
                                       MARCH 31,       MARCH 31,      OCTOBER 31,      MARCH 31,      MARCH 31,        OCTOBER 31,
                                         2002            2001            2000            2002           2001              2000
                                     ------------    ------------    ------------    ------------    -----------       -----------
INTERMEDIATE BOND FUND
 (NUMBER OF SHARES)
Shares sold                             5,035,127       2,799,804         742,508       1,144,345        126,479(2)        197,117
Shares issued as
 reinvestment of dividends                403,357          87,297         210,814          59,528          6,008             9,518
Shares redeemed                        (4,549,770)     (2,728,504)     (1,217,143)       (346,703)       (16,667)         (254,916)
                                     ------------    ------------    ------------    ------------    -----------       -----------
Net increase (decrease) in
 shares outstanding                       888,714         158,597        (263,821)        857,170        115,820           (48,281)
                                     ============    ============    ============    ============    ===========       ===========
INTERMEDIATE BOND FUND ($)
Shares sold                          $ 52,129,574    $ 27,656,049    $  6,951,913    $ 11,851,772    $ 1,282,225(2)    $ 1,832,353
Shares issued as
 reinvestment of dividends              4,097,319         867,710       1,990,945         601,448         59,681            95,747
Shares redeemed                       (47,299,269)    (26,982,543)    (11,378,033)     (3,506,893)      (165,234)       (2,372,024)
                                     ------------    ------------    ------------    ------------    -----------       -----------
Net increase (decrease)              $  8,927,624    $  1,541,216    $ (2,435,175)   $  8,946,327    $ 1,176,672       $  (443,924)
                                     ============    ============    ============    ============    ===========       ===========

                                                        CLASS C SHARES                 CLASS I SHARES        CLASS X SHARES(3)
                                           -----------------------------------------   --------------   ---------------------------
                                                             FIVE                                           FIVE
                                           YEAR ENDED    MONTHS ENDED    YEAR ENDED     PERIOD ENDED    MONTHS ENDED     YEAR ENDED
                                            MARCH 31,      MARCH 31,     OCTOBER 31,      MARCH 31,       MARCH 31,      OCTOBER 31,
                                              2002           2001           2000           2002(1)          2001            2000
                                           -----------    -----------    -----------    ------------      ---------       ---------
INTERMEDIATE BOND FUND
 (NUMBER OF SHARES)
Shares sold                                    703,512        235,675        479,308       1,005,783              1          35,831
Shares issued as
 reinvestment of dividends                      42,864         15,272         15,231          10,435             --           4,185
Shares redeemed                               (540,629)      (363,308)       (58,433)        (27,796)       (58,228)(2)     (88,834)
                                           -----------    -----------    -----------    ------------      ---------       ---------
Net increase (decrease) in
 shares outstanding                            205,747       (112,361)       436,106         988,422        (58,227)        (48,818)
                                           ===========    ===========    ===========    ============      =========       =========
INTERMEDIATE BOND FUND ($)
Shares sold                                $ 7,201,959    $ 2,308,946    $ 4,500,995    $ 10,071,273      $       8       $ 341,592
Shares issued as
 reinvestment of dividends                     435,184        151,721        157,438         104,328             --          42,046
Shares redeemed                             (5,601,691)    (3,634,603)      (542,480)       (277,109)      (607,398)(2)    (836,710)
                                           -----------    -----------    -----------    ------------      ---------       ---------
Net increase (decrease)                    $ 2,035,452    $(1,173,936)   $ 4,115,953    $  9,898,492      $(607,390)      $(453,072)
                                           ===========    ===========    ===========    ============      =========       =========

----------
(1)  Class I Shares commenced operations on January 8, 2002.
(2) Amounts reflect 57,507 of Class X shares, valued at $550,587, that were converted into Class B shares on November 17, 2000. (3) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------


                                                    CLASS A SHARES                                   CLASS B SHARES
                                   ------------------------------------------------  ---------------------------------------------
                                         YEAR            NINE                              YEAR           NINE
                                        ENDED        MONTHS ENDED      YEAR ENDED         ENDED       MONTHS ENDED     YEAR ENDED
                                      MARCH 31,        MARCH 31,        JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                         2002            2001             2000             2002           2001            2000
                                   --------------- ---------------- ---------------  --------------- -------------- --------------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                             4,697,482         518,725         604,669           674,202        408,264        235,490
Shares issued in merger                       --        3,150,703             --                --          92,272            --
Shares issued as reinvestment of
 dividends                                226,982           4,630          11,483            31,890          4,913         16,764
Shares redeemed                        (5,100,284)       (583,744)       (607,655)         (368,456)      (112,217)      (333,238)
                                    -------------    ------------    ------------     -------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                             (175,820)      3,090,314           8,497           337,636        393,232        (80,984)
                                    =============    ============    ============     =============   ============   ============
STRATEGIC INCOME FUND ($)
Shares sold                         $  53,226,132    $  7,106,388    $  7,329,922     $   7,477,720   $  4,695,326   $  2,807,321
Shares issued in merger                       --       37,188,186             --                --       1,064,000            --
Shares issued as reinvestment of
 dividends                              2,571,224          54,593         139,358           352,785         56,288        199,456
Shares redeemed                       (57,817,171)     (6,920,354)     (7,363,256)       (4,086,298)    (1,297,614)    (3,971,439)
                                    -------------    ------------    ------------     -------------   ------------   ------------
Net increase (decrease)             $  (2,019,815)   $ 37,428,813    $    106,024     $   3,744,207   $  4,518,000   $   (964,662)
                                    =============    ============    ============     =============   ============   ============


                                                    CLASS C SHARES                                CLASS Q SHARES
                                   ------------------------------------------------ ------------------------------------------
                                         YEAR           NINE                              YEAR           NINE
                                        ENDED       MONTHS ENDED      YEAR ENDED         ENDED       MONTHS ENDED   YEAR ENDED
                                      MARCH 31,       MARCH 31,        JUNE 30,        MARCH 31,       MARCH 31,     JUNE 30,
                                         2002           2001             2000             2002           2001          2000
                                   --------------- -------------- ----------------- --------------- -------------- -----------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                              730,521         546,942          594,925         152,597         38,536        5,652
Shares issued in merger                      --            3,821              --              --             --           --
Shares issued as reinvestment of
 dividends                                16,633           3,185           11,584           1,329            462        1,233
Shares redeemed                         (735,217)       (445,234)        (905,931)       (165,279)       (37,766)      (1,293)
                                    ------------    ------------    -------------    ------------     ----------    ---------
Net increase (decrease) in shares
 outstanding                              11,937         108,714         (299,422)        (11,353)         1,232        5,592
                                    ============    ============    =============    ============     ==========    =========
STRATEGIC INCOME FUND ($)
Shares sold                         $  8,465,693    $  6,606,970    $   7,361,851    $  1,640,404     $  429,146    $  64,150
Shares issued in merger                      --           46,034              --              --             --           --
Shares issued as reinvestment of
 dividends                               192,316          38,209          143,424          14,311          5,116       14,212
Shares redeemed                       (8,486,891)     (5,322,378)     (11,234,101)     (1,784,646)      (418,017)     (14,990)
                                    ------------    ------------    -------------    ------------     ----------    ---------
Net increase (decrease)             $    171,118    $  1,368,835    $  (3,728,826)   $   (129,931)    $   16,245    $  63,372
                                    ============    ============    =============    ============     ==========    =========


                                             CLASS A SHARES                                   CLASS B SHARES
                             ----------------------------------------------    --------------------------------------------
                                  YEAR            NINE                            YEAR             NINE
                                  ENDED       MONTHS ENDED     YEAR ENDED         ENDED        MONTHS ENDED     YEAR ENDED
                                MARCH 31,       MARCH 31,       JUNE 30,         MARCH 31,       MARCH 31,       JUNE 30,
                                  2002            2001            2000             2002            2001            2000
                             -------------    ------------    -------------    ------------    ------------    ------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                     47,045,534      15,745,272       18,403,831       4,988,334       5,309,475      10,007,643
Shares issued as
 reinvestment of dividends         868,779         646,613          992,628       1,119,773         995,556       1,441,815
Shares redeemed                (44,279,505)    (19,153,331)     (24,529,807)     (9,945,406)     (9,975,735)    (15,933,643)
                             -------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding           3,634,808      (2,761,446)      (5,133,348)     (3,837,299)     (3,670,704)     (4,484,185)
                             =============    ============    =============    ============    ============    ============
HIGH YIELD FUND ($)
Shares sold                  $ 168,380,158    $ 66,608,855    $  97,912,317    $ 17,928,604    $ 22,503,028    $ 55,282,605
Shares issued as
 reinvestment of dividends       3,084,229       2,819,377        5,460,638       3,996,787       4,335,584       7,894,426
Shares redeemed               (158,516,234)    (82,304,218)    (131,398,105)    (35,288,970)    (43,506,185)    (86,943,865)
                             -------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease)      $  12,948,153    $(12,875,986)   $ (28,025,150)   $(13,363,579)   $(16,667,573)   $(23,766,834)
                             =============    ============    =============    ============    ============    ============


                                                           CLASS C SHARES
                                             ------------------------------------------
                                                 YEAR           NINE
                                                 ENDED      MONTHS ENDED    YEAR ENDED
                                               MARCH 31,      MARCH 31,      JUNE 30,
                                                 2002           2001           2000
                                             -----------    -----------    ------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                                      698,361      2,026,872       2,837,111
Shares issued as reinvestment of dividends        49,016         34,886          28,522
Shares redeemed                                 (776,938)    (1,825,857)     (1,778,397)
                                             -----------    -----------    ------------
Net increase (decrease) in shares out-
 standing                                         29,561        235,901       1,087,236
                                             ===========    ===========    ============
HIGH YIELD FUND ($)
Shares sold                                  $ 2,472,909    $ 9,115,727    $ 15,174,843
Shares issued as reinvestment of dividends       175,072        151,350         153,864
Shares redeemed                               (2,724,654)    (8,303,880)     (9,243,746)
                                             -----------    -----------    ------------
Net increase (decrease)                      $   (76,673)   $   963,197    $  6,084,961
                                             ===========    ===========    ============

--------------------------------------------------------------------------------

                                                     CLASS M SHARES                                CLASS Q SHARES
                                    ------------------------------------------------    ------------------------------------
                                        YEAR             NINE                             YEAR         NINE
                                        ENDED        MONTHS ENDED       YEAR ENDED        ENDED    MONTHS ENDED   YEAR ENDED
                                      MARCH 31,        MARCH 31,         JUNE 30,       MARCH 31,    MARCH 31,     JUNE 30,
                                        2002             2001              2000           2002         2001          2000
                                    ------------     -------------     -------------    --------     ---------       -----
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                              863,037            95,583           127,747       6,225         3,863          --
Shares issued as reinvestment of
 dividends                                86,174           101,388           188,400          47           218          --
Shares redeemed                       (1,346,516)         (909,049)       (1,858,983)       (828)       (4,080)         --
                                    ------------     -------------     -------------    --------     ---------       -----
Net increase (decrease) in shares
 outstanding                            (397,305)         (712,078)       (1,542,836)      5,444             1          --
                                    ============     =============     =============    ========     =========       =====
HIGH YIELD FUND ($)
Shares sold                         $  2,960,082     $     395,381     $     705,631    $ 21,315     $  19,119       $  --
Shares issued as reinvestment of
 dividends                               309,096           444,144         1,036,966         159           957           2
Shares redeemed                       (4,732,104)       (3,916,982)      (10,086,399)     (2,810)      (15,911)         --
                                    ------------     -------------     -------------    --------     ---------       -----
Net increase (decrease)             $ (1,462,926)    $  (3,077,457)    $  (8,343,802)   $ 18,664     $   4,165       $   2
                                    ============     =============     =============    ========     =========       =====


                                                 CLASS A SHARES                                  CLASS B SHARES
                                  --------------------------------------------    ---------------------------------------------
                                      YEAR            NINE                            YEAR            NINE
                                      ENDED       MONTHS ENDED     YEAR ENDED         ENDED       MONTHS ENDED      YEAR ENDED
                                    MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,        JUNE 30,
                                      2002            2001            2000            2002            2001             2000
                                  ------------    ------------    ------------    ------------    -------------    ------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                          7,384,162       3,446,818       2,024,176       2,122,908        1,020,908         696,890
Shares issued in merger                     --       3,571,051       1,920,197              --       12,288,479       6,815,662
Shares issued as
 reinvestment of dividends             386,832         147,603          85,848         708,385          217,419         173,796
Shares redeemed                     (7,052,007)     (3,995,119)     (2,296,078)     (4,559,558)      (2,284,363)     (1,757,346)
                                  ------------    ------------    ------------    ------------    -------------    ------------
Net increase (decrease)
 in shares outstanding                 718,987       3,170,353       1,734,143      (1,728,265)      11,242,443       5,929,002
                                  ============    ============    ============    ============    =============    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                       $ 58,175,845    $ 68,146,350    $ 22,289,353    $ 16,743,471    $ 118,247,344    $  7,778,149
Shares issued in merger                     --      31,382,187      21,258,924              --      108,181,979      75,437,662
Shares issued as
 reinvestment of  dividends          3,009,696       1,393,773         948,687       5,501,455        2,064,653       1,923,761
Shares redeemed                    (55,398,519)    (37,459,282)    (25,459,352)    (35,664,329)     (21,596,811)    (19,459,549)
                                  ------------    ------------    ------------    ------------    -------------    ------------
Net increase (decrease)           $  5,787,022    $ 63,463,028    $ 19,037,612    $(13,419,403)   $ 206,897,165    $ 65,680,023
                                  ============    ============    ============    ============    =============    ============



                                                   CLASS C SHARES                                 CLASS Q SHARES
                                    --------------------------------------------    -------------------------------------------
                                        YEAR            NINE                            YEAR           NINE
                                        ENDED       MONTHS ENDED     YEAR ENDED         ENDED      MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,      MARCH 31,       JUNE 30,
                                        2002            2001            2000            2002           2001            2000
                                    ------------    ------------    ------------    -----------    ------------    ------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                              793,691       1,019,125         835,807        374,119         953,432       1,176,601
Shares issued in merger                       --       2,033,709         876,081             --              --              --
Shares issued as reinvestment of
 dividends                               131,261          38,546          60,087         24,396          30,998          38,331
Shares redeemed                       (1,491,553)     (1,406,811)     (1,223,652)      (527,306)     (1,271,213)       (857,666)
                                    ------------    ------------    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (566,601)      1,684,569         548,323       (128,791)       (286,783)        357,266
                                    ============    ============    ============    ===========    ============    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                         $  6,403,212    $ 29,857,628    $  9,284,852    $ 3,014,721    $  8,874,061    $ 12,941,570
Shares issued in merger                       --      17,904,896       9,698,640             --              --              --
Shares issued as reinvestment of
 dividends                             1,024,746         365,478         667,948        191,409         300,645         431,200
Shares redeemed                      (11,855,613)    (13,234,360)    (13,540,976)    (4,139,454)    (12,170,488)     (9,622,674)
                                    ------------    ------------    ------------    -----------    ------------    ------------
Net increase (decrease)             $ (4,427,655)   $ 34,893,642    $  6,110,464    $  (933,324)   $ (2,995,782)   $  3,750,096
                                    ============    ============    ============    ===========    ============    ============


                                                  CLASS T SHARES
                                    -------------------------------------------
                                        YEAR           NINE
                                        ENDED      MONTHS ENDED    PERIOD ENDED
                                      MARCH 31,      MARCH 31,       JUNE 30,
                                        2002           2001          2000(1)
                                    -----------    -----------    ------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                               5,425          3,731          42,193
Shares issued in merger                      --             --       3,237,823
Shares issued as reinvestment of
 dividends                              137,220        115,386          45,794
Shares redeemed                        (896,484)      (890,992)       (426,380)
                                    -----------    -----------    ------------
Net increase (decrease) in shares
 outstanding                           (753,839)      (771,875)      2,899,430
                                    ===========    ===========    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                         $    23,154    $    36,929    $    467,407
Shares issued in merger                      --             --      35,837,128
Shares issued as reinvestment of
 dividends                            1,073,078      1,098,699         495,594
Shares redeemed                      (7,059,452)    (8,630,230)     (4,680,068)
                                    -----------    -----------    ------------
Net increase (decrease)             $(5,963,220)   $(7,494,602)   $ 32,120,061
                                    ===========    ===========    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                                  CLASS B SHARES
                                    -----------------------------------------------    --------------------------------------------
                                        YEAR             FIVE                             YEAR           FIVE
                                        ENDED        MONTHS ENDED      YEAR ENDED         ENDED      MONTHS ENDED       YEAR ENDED
                                      MARCH 31,        MARCH 31,       OCTOBER 31,      MARCH 31,      MARCH 31,        OCTOBER 31,
                                        2002             2001             2000            2002           2001              2000
                                    -------------    -------------    -------------    -----------    -----------      ------------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                           975,047,539      431,641,207      880,095,214        243,751      1,038,248(1)     11,939,590
Shares issued in merger                        --               --               --             --             --                --
Shares issued as
 reinvestment of dividends             14,496,071       11,100,736       19,495,251         51,325         62,429           120,224
Shares redeemed                      (955,149,292)    (367,751,613)    (687,044,099)    (1,021,831)    (1,091,847)      (10,526,771)
                                    -------------    -------------    -------------    -----------    -----------      ------------
Net increase (decrease)
 in shares outstanding                 34,394,318       74,990,330      212,546,366       (726,755)         8,830         1,533,043
                                    =============    =============    =============    ===========    ===========      ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                         $ 975,047,296    $ 431,641,207    $ 880,095,214    $   243,715    $ 1,038,248(1)   $ 11,939,590
Shares issued in merger                        --               --               --             --             --                --
Shares issued as
 reinvestment of dividends             14,496,071       11,100,736       19,495,251         51,325         62,429           120,224
Shares redeemed                      (955,149,292)    (367,751,613)    (687,044,099)    (1,021,831)    (1,091,847)      (10,526,772)
                                    -------------    -------------    -------------    -----------    -----------      ------------
Net increase (decrease)             $  34,394,075    $  74,990,330    $ 212,546,366    $  (726,791)   $     8,830      $  1,533,042
                                    =============    =============    =============    ===========    ===========      ============



                                                  CLASS C SHARES                                CLASS I SHARES
                                    ------------------------------------------   -------------------------------------------
                                       YEAR           FIVE                           YEAR            FIVE
                                       ENDED       MONTHS ENDED    YEAR ENDED        ENDED       MONTHS ENDED    YEAR ENDED
                                     MARCH 31,      MARCH 31,      OCTOBER 31,      MARCH 31,      MARCH 31,     OCTOBER 31,
                                       2002           2001            2000           2002            2001           2000
                                    -----------    -----------    -----------    ------------    -----------    ------------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                              95,399      1,847,196      4,458,551             106             --      39,600,100
Shares issued in merger                      --             --             --              --             --              --
Shares issued as
 reinvestment of dividends               44,817         45,292         38,998         265,050        251,087         863,004
Shares redeemed                      (2,133,740)    (1,344,060)    (2,907,001)    (11,083,870)    (1,494,250)    (30,307,606)
                                    -----------    -----------    -----------    ------------    -----------    ------------
Net increase (decrease)
 in shares outstanding               (1,993,524)       548,428      1,590,548     (10,818,714)    (1,243,163)     10,155,498
                                    ===========    ===========    ===========    ============    ===========    ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                         $    95,380    $ 1,847,196    $ 4,458,551    $        106    $        --    $ 39,600,100
Shares issued in merger                      --             --             --              --             --              --
Shares issued as
 reinvestment of dividends               44,817         45,292         38,998         265,050        251,087         863,004
Shares redeemed                      (2,133,740)    (1,344,060)    (2,907,002)    (11,083,870)    (1,494,250)    (30,307,606)
                                    -----------    -----------    -----------    ------------    -----------    ------------
Net increase (decrease)             $(1,993,543)   $   548,428    $ 1,590,547    $(10,818,714)   $(1,243,163)   $ 10,155,498
                                    ===========    ===========    ===========    ============    ===========    ============


                                                        CLASS X SHARES(2)
                                                 -----------------------------
                                                     FIVE
                                                 MONTHS ENDED      YEAR ENDED
                                                   MARCH 31,       OCTOBER 31,
                                                     2001             2000
                                                   ---------       -----------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                                            6,199         1,107,597
Shares issued as reinvestment of dividends                --            21,226
Shares redeemed                                     (388,098)(1)    (2,258,571)
                                                   ---------       -----------
Net decrease in shares outstanding                  (381,899)       (1,129,748)
                                                   =========       ===========
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $   6,199       $ 1,107,597
Shares issued as reinvestment of dividends                --            21,226
Shares redeemed                                     (388,098)(1)    (2,258,570)
                                                   ---------       -----------
Net decrease                                       $(381,899)      $(1,129,747)
                                                   =========       ===========

----------
(1) Amounts reflect 381,646 of Class X shares, valued at $381,646, that were converted into Class B shares on November 17, 2000.
(2) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------

NOTE 12 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund had 8.95%, 15.97% and 33.09%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2002, the Strategic Income Fund held the following defaulted securities:
Adelphia Business Solutions, Inc., Call-Net Enterprises, Inc., Doman Industries Ltd., Sterling Chemicals, Inc., WinStar Communications, Inc. and XO Communications, Inc. The aggregate value for these securities was $360,530. The High Yield Fund held Adelphia Business Solutions, Inc., and Zilog, Inc., securities in default with aggregate value of $1,993,375. The High Yield Opportunity Fund held Adelphia Business Solutions, Inc., Call-Net Enterprises, Inc., Classic Cable, Inc., Concentric Network Corp., Doman Industries Ltd., Exodus Communications, Inc., Globix Corp., ICG Services, Inc., SA Telecommunications, Inc., Source Media, Inc., Sterling Chemicals, Inc., US Interactive, WinStar Communications, Inc., XO Communications, Inc., and Zilog, Inc. The aggregate value for these securities was $17,805,668.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 13 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

                                                    ORDINARY          TAX RETURN
                                                     INCOME           OF CAPITAL
                                                   -----------        ----------
GNMA Fund                                          $31,300,756        $       --
Intermediate Bond Fund                               5,881,927                --
Strategic Income Fund                                4,001,576                --
High Yield Fund                                     17,631,941         4,498,101
High Yield Opportunity Fund                         30,354,207                --
ING Classic Money Market Fund                       15,221,461                --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

--------------------------------------------------------------------------------

Accordingly, the following amounts have been increased (decreased) through reclassification as of March 31, 2002:

                                                                   ACCUMULATED
                                                                   NET REALIZED
                                  PAID-IN     UNDISTRIBUTED NET   GAINS (LOSSES)
                                  CAPITAL     INVESTMENT INCOME   ON INVESTMENTS
                                  -------     -----------------   --------------
GNMA Fund                       $        --      $1,022,962        $(1,022,962)
Intermediate Bond Fund                   --          95,102            (95,102)
Strategic Income Fund                    --         269,771           (269,771)
High Yield Fund                  (4,837,174)      4,501,532            335,642
High Yield Opportunity Fund              --         588,917           (588,917)
ING Classic Money Market Fund          (284)         27,700            (27,416)

Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2002:

                                                   AMOUNT       EXPIRATION DATES
                                                   ------       ----------------
GNMA Fund                                       $ 16,472,090       2003 - 2010
Strategic Income Fund                              9,471,478       2006 - 2010
High Yield Fund                                  178,091,462       2003 - 2010
High Yield Opportunity Fund                      459,417,528       2004 - 2010

A portion of the amount of these losses may be limited in the future due to previous fund mergers. During the year ended March 31, 2002, $339,073 of capital loss carryforwards of the High Yield Fund expired.

As of March 31, 2002, the following amounts represent distribution requirements of the Funds:

                                                       ORDINARY      LONG-TERM
                                                        INCOME     CAPITAL GAINS
                                                        ------     -------------
GNMA Fund                                             $3,756,752       $    --
Intermediate Bond Fund                                   482,366        53,053
Strategic Income Fund                                    378,682            --
High Yield Opportunity Fund                            1,061,218            --

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2002, the Funds elected to defer losses occurring between November 1, 2001 and March 31, 2002 as follows:

                                                 POST OCTOBER
                                               CAPITAL/CURRENCY
                      FUND                     LOSSES DEFERRED
                      ----                     ---------------
            GNMA Fund                            $ 1,397,729
            Strategic Income Fund                    865,961
            High Yield Fund                        3,241,742
            High Yield Opportunity Fund           29,769,046
            ING Classic Money Market Fund             35,311

  NOTE 14 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from: June 30 for Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund; October 31 for Intermediate Bond Fund and ING Classic Money Market Fund; December 31 for GNMA Fund. This change was done to facilitate the administration of the Funds.

--------------------------------------------------------------------------------

NOTE 15 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                            ACQUIRED FUND
                                                                                                             UNREALIZED
   ACQUIRING                   ACQUIRED                 TOTAL NET ASSETS OF      TOTAL NET ASSETS OF        APPRECIATION
     FUND                        FUND                   ACQUIRED FUND (000)     ACQUIRING FUND (000)     (DEPRECIATION)(000)
     ----                        ----                   -------------------     --------------------     -------------------
GNMA             Pilgrim Government Securities
 Fund              Income Fund                                  $121,742              $391,489               $    2,145

Strategic        Pilgrim Global Income Fund                       14,716                13,785                     (104)
 Income Fund     Pilgrim International Bond Fund                  23,582                13,785                     (799)

High Yield       Pilgrim High Total Return Fund I                106,620               140,145                 (135,704)
 Opportunity     Pilgrim High Total Return Fund II                50,849               140,145                  (28,974)
 Fund

The net assets of GNMA Fund, Strategic Income Fund and High Yield Opportunity Fund after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

--------------------------------------------------------------------------------

NOTE 16 - ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors/Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

FUND                                       SECURITY
----                                       --------
Strategic Income   East Coast Power LLC, 7.536%,due 06/30/17
                   Enersis S.A.(Chile)6.600%, due 12/01/26
                   FHLMC, 9.000%, due 06/01/06
                   FHLMC, 10.000%, due 10/01/03
                   FNMA, 9.500%, due 06/01/05
                   FNMA, 9.500%, due 07/01/06
                   FNMA, 9.500%, due 05/01/07
                   GNMA, 8.500%, due 02/15/21
                   North Atlantic Trading, Inc.
                   North Atlantic Trading, Inc. Warrants
                   Simula, Inc., 8.000%, due 05/01/04
                   Tricom S.A. 11.375%,due 09/01/04
                   Unikredit Realkredit, 6.000%, due 07/01/29

High Yield         Dayton Superior Corp. Warrants
                   Mpower Holding Corp.
                   Travelcenters America Inc. Warrants

High Yield
 Opportunity       Cellnet Data Systems, Inc. Warrants
                   CHC Helicopter Corp.
                   Comforce Corp. Warrants
                   Electronic Retailing System Warrants
                   ICG Services, Inc., 10.000%, due 02/15/08
                   Int'l Utility Structures, Inc. Warrants
                   Int'l Utility Structures, Inc., 10.750%, due 02/01/08
                   Int'l Utility Structures, Inc., 13.000%, due 02/01/08
                   International Fast Food Corp.
                   International Wireless Communications Holdings, Inc.
                   Jordan Telecommunications
                   Metromedia Intl. Group,Inc., 10.500%, due 09/30/07
                   North Atlantic Trading Co.
                   North Atlantic Trading Co. Warrants
                   Orion Refining Corp.
                   Packaged Ice, Inc. Warrants
                   Poland Telekom, Inc. Warrants
                   SA Telecommunications, Inc.,10.000% due 08/15/06
                   SA Telecommunications, Inc.,10.000% due 08/15/06
                   SA Telecommunications, Inc.,10.000% due 08/15/06
                   Simula, Inc., 8.000%, due 05/01/04
                   Travelcenters of America, Inc. Warrants
                   US Interactive Warrants
                   US Interactive, 12.000%, due 04/17/05
                   Westways Funding II Ltd.,18.370% due 01/29/03


                     PRINCIPAL     INITIAL                                    PERCENT
                      AMOUNT/    ACQUISITION                                  OF NET
FUND                   SHARES       DATE            COST           VALUE       ASSETS
----                   ------       ----            ----           -----       ------
Strategic Income    $    78,000    04/14/99     $     78,000   $     68,132      0.13%
                         20,000    02/23/99           19,074         19,889      0.04%
                          3,753    01/24/97            3,840          3,815      0.01%
                          4,574    01/23/96            4,687          4,724      0.01%
                          5,696    12/11/97            5,839          5,787      0.01%
                          5,593    01/29/96            5,782          5,782      0.01%
                          6,895    04/01/97            7,082          7,034      0.01%
                          1,425    04/01/97            1,471          1,546      0.00%
                         21,444    04/11/01          161,409        337,743      0.66%
                            250    04/11/01              --               3      0.00%
                        432,000    01/04/01          280,837        302,400      0.59%
                        250,000    07/08/98          245,795        185,625      0.36%
                            977    10/16/98              149            111      0.00%
                                                ------------   ------------      ----
                                                     813,965        942,591      1.83%
                                                ============   ============      ====
High Yield                3,100    08/10/00              --          31,000      0.02%
                            900    06/28/99            3,897             36      0.00%
                          3,000    01/31/01           34,739         30,750      0.02%
                                                ------------   ------------      ----
                                                      38,636         61,786      0.04%
                                                ============   ============      ====
High Yield
 Opportunity             10,000    09/24/97              --             100      0.00%
                          2,000    12/14/00           12,358         33,460      0.01%
                         92,950    12/23/98              --             930      0.00%
                            100    03/31/00              --               1      0.00%
                      3,600,000    03/06/00        2,748,329        198,000      0.08%
                         10,000    06/28/01              --             --       0.00%
                      1,725,000    12/10/01          991,782        948,750      0.41%
                      2,456,000    08/01/01          828,382        675,400      0.29%
                        220,738    11/04/97       14,676,275            --       0.00%
                        483,445    08/09/96        8,452,566          4,834      0.00%
                          2,350    01/31/00              --         122,200      0.05%
                      9,581,938    05/24/98        9,571,273      4,886,788      2.09%
                        740,726    06/18/97       15,363,580     11,666,434      5.00%
                          5,480    06/18/97          210,003             55      0.00%
                        866,408    12/10/98          409,800          8,664      0.00%
                         21,705    04/11/97          653,333        234,414      0.10%
                          7,000    03/31/99              --             --       0.00%
                      3,800,000    03/24/97        3,230,000            --       0.00%
                      5,000,000    08/11/97        3,500,000            --       0.00%
                      8,500,000    08/06/96        8,500,000            --       0.00%
                      3,000,000    04/24/97        3,000,000      2,100,000      0.90%
                          6,000    11/09/00           69,519         61,500      0.03%
                          3,833    06/01/99              --             --       0.00%
                      8,267,451    04/07/98        8,267,451        796,156      0.34%
                        500,000    01/27/98          500,000        150,000      0.06%
                                                ------------   ------------      ----
                                                  80,984,651     21,887,686      9.36%
                                                ============   ============      ====

--------------------------------------------------------------------------------

NOTE 17 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2002, the following Funds declared dividends from net investment income of:

                               PER SHARE
                                 AMOUNT         PAYABLE DATE       RECORD DATE
                                 ------         ------------       -----------
GNMA FUND
Class A                         $ 0.0350       April 03, 2002     March 28, 2002
Class B                         $ 0.0300       April 03, 2002     March 28, 2002
Class C                         $ 0.0300       April 03, 2002     March 28, 2002
Class I                         $ 0.0370       April 03, 2002     March 28, 2002
Class M                         $ 0.0320       April 03, 2002     March 28, 2002
Class Q                         $ 0.0350       April 03, 2002     March 28, 2002
Class T                         $ 0.0320       April 03, 2002     March 28, 2002
Class A                         $ 0.0360       May 03, 2002       April 30, 2002
Class B                         $ 0.0310       May 03, 2002       April 30, 2002
Class C                         $ 0.0310       May 03, 2002       April 30, 2002
Class I                         $ 0.0380       May 03, 2002       April 30, 2002
Class M                         $ 0.0330       May 03, 2002       April 30, 2002
Class Q                         $ 0.0360       May 03, 2002       April 30, 2002
Class T                         $ 0.0330       May 03, 2002       April 30, 2002

INTERMEDIATE BOND FUND
Class A                         $ 0.0376       May 01, 2002       Daily
Class B                         $ 0.0314       May 01, 2002       Daily
Class C                         $ 0.0318       May 01, 2002       Daily
Class I                         $ 0.0403       May 01, 2002       Daily

STRATEGIC INCOME FUND
Class A                         $ 0.0950       April 03, 2002     March 28, 2002
Class B                         $ 0.0920       April 03, 2002     March 28, 2002
Class C                         $ 0.0920       April 03, 2002     March 28, 2002
Class Q                         $ 0.0960       April 03, 2002     March 28, 2002
Class A                         $ 0.0750       May 03, 2002       April 30, 2002
Class B                         $ 0.0710       May 03, 2002       April 30, 2002
Class C                         $ 0.0710       May 03, 2002       April 30, 2002
Class Q                         $ 0.0770       May 03, 2002       April 30, 2002

HIGH YIELD FUND
Class A                         $ 0.0300       April 03, 2002     March 28, 2002
Class B                         $ 0.0230       April 03, 2002     March 28, 2002
Class C                         $ 0.0230       April 03, 2002     March 28, 2002
Class M                         $ 0.0230       April 03, 2002     March 28, 2002
Class Q                         $ 0.0310       April 03, 2002     March 28, 2002
Class A                         $ 0.0300       May 03, 2002       April 30, 2002
Class B                         $ 0.0280       May 03, 2002       April 30, 2002
Class C                         $ 0.0280       May 03, 2002       April 30, 2002
Class M                         $ 0.0280       May 03, 2002       April 30, 2002
Class Q                         $ 0.0310       May 03, 2002       April 30, 2002

HIGH YIELD OPPORTUNITY FUND
Class A                         $ 0.0700       May 01, 2002     Daily
Class B                         $ 0.0650       May 01, 2002     Daily
Class C                         $ 0.0650       May 01, 2002     Daily
Class Q                         $ 0.0710       May 01, 2002     Daily
Class T                         $ 0.0680       May 01, 2002     Daily

ING CLASSIC MONEY MARKET FUND
Class A                         $ 0.0011       May 01, 2002     Daily
Class B                         $ 0.0006       May 01, 2002     Daily
Class C                         $ 0.0006       May 01, 2002     Daily
Class I                         $ 0.0031       May 01, 2002     Daily

REORGANIZATION. The proposed reorganization of the High Yield Fund into the High Yield Opportunity Fund was approved by the shareholders of the High Yield Fund at a shareholder meeting held April 9, 2002. The reorganization will take place in late May of 2002.

ING
GNMA
Income
Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.98%
                     FEDERAL HOME LOAN MORTGAGE
                       CORPORATION: 2.31%
$ 6,434,978          6.500% due 06/01/16                          $   6,476,575
  2,149,241          7.000% due 11/01/14                              2,228,283
  5,336,913          7.500% due 12/01/14-01/01/30                     5,573,100
  1,074,016          8.000% due 01/01/30                              1,128,686
                                                                  -------------
                                                                     15,406,644
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE
                       ASSOCIATION: 1.32%
  2,549,705          6.500% due 06/01/14-12/01/18                     2,569,296
  1,073,399          7.000% due 03/01/15                              1,114,842
  1,245,478          7.500% due 05/01/28                              1,295,355
  3,612,472          8.500% due 08/01/11-09/01/15                     3,798,022
                                                                  -------------
                                                                      8,777,515
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE
                       ASSOCIATION: 88.35%
    205,381          5.500% due 04/20/29                                191,186
    566,548          5.650% due 07/15/29                                572,068
 74,315,267          6.000% due 07/15/28-08/20/31                    72,088,375
  3,512,772          6.250% due 04/15/26-04/15/28                     3,475,640
    138,285          6.340% due 02/15/29                                141,187
    582,844          6.350% due 09/15/33                                579,209
  5,887,996          6.400% due 10/15/33-08/15/38                     5,864,509
  1,187,580          6.470% due 09/15/33                              1,186,844
 90,213,282          6.500% due 02/15/22-02/15/40                    89,889,310
  3,262,000          6.600% due 03/15/37                              3,195,753
 15,575,118          6.625% due 07/15/33-01/15/40                    15,569,479
  7,830,289          6.650% due 12/15/13-11/15/39                     7,835,973
  3,554,831          6.670% due 01/15/40                              3,553,209
  6,262,254          6.688% due 07/15/40                              6,219,890
    428,800          6.700% due 08/15/14-12/15/14                       438,865
  4,357,080          6.745% due 10/15/39                              4,384,060
 16,173,313          6.750% due 06/15/13-01/15/41                    16,264,861
  2,879,437          6.810% due 07/15/39                              2,904,106
  4,152,144          6.820% due 05/15/27-04/15/34                     4,196,717
  9,972,505          6.840% due 10/15/36                              9,967,804
  1,821,899          6.870% due 03/15/39                              1,842,338
  6,005,445          6.875% due 01/15/29-02/15/40                     6,092,860
  2,219,751          6.900% due 01/15/32                              2,223,355
  2,957,855          6.950% due 12/15/29                              3,049,956
$88,013,816          7.000% due 07/15/22-12/15/35                 $  89,930,588
  9,090,255          7.010% due 02/15/37                              9,175,648
    974,044          7.050% due 07/15/29                              1,000,061
  5,613,988          7.100% due 11/15/39                              5,732,541
  9,038,385          7.125% due 09/15/39                              9,295,975
  3,385,979          7.150% due 07/15/36                              3,464,749
  5,180,384          7.250% due 05/15/22-09/15/31                     5,366,708
  2,990,087          7.300% due 08/15/36                              3,088,207
 18,471,942          7.450% due 03/15/29                             19,241,868
 40,304,669          7.500% due 12/15/19-09/15/32                    41,930,929
  7,102,975          7.600% due 08/15/31-06/15/40                     7,307,756
 12,545,681          7.625% due 08/15/14-07/15/38                    13,060,166
 27,445,160   [1]    7.650% due 09/15/02-05/15/26                    28,335,430
    629,334          7.700% due 08/15/13                                657,936
  6,557,377          7.750% due 06/15/14-01/15/36                     6,852,803
  1,067,183   [1]    7.800% due 10/15/02-07/15/19                     1,093,437
 10,112,139          7.875% due 09/15/29-04/15/38                    10,646,543
 19,209,834          8.000% due 08/15/12-06/15/40                    20,309,683
    445,690          8.050% due 07/15/19-04/15/21                       479,024
  1,509,404          8.100% due 06/15/12-07/15/12                     1,576,738
  5,026,327          8.125% due 05/15/38                              5,267,084
  6,880,460          8.150% due 12/15/11-09/15/15                     7,198,236
  6,991,730          8.200% due 10/15/11-05/15/13                     7,320,633
  7,353,381          8.250% due 11/15/17-03/15/41                     7,726,967
 12,109,344          8.500% due 04/15/12-04/15/32                    12,614,281
  3,013,939          8.750% due 11/15/17-06/15/27                     3,170,078
  2,238,583          9.000% due 05/15/20-12/15/34                     2,372,364
  1,393,653          9.250% due 06/15/30                              1,402,721
    990,139          10.250% due 08/15/29                             1,027,019
                                                                  -------------
                                                                    588,373,727
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $602,277,699)                          612,557,886
                                                                  -------------

U.S. TREASURY OBLIGATIONS: 6.38%
                     U.S. TREASURY BONDS: 2.47%
$16,500,000          6.000% due 02/15/26                          $  16,423,308
                                                                  -------------
                                                                     16,423,308
                                                                  -------------
                     U.S. TREASURY NOTES: 3.91%
 11,000,000          3.000% due 01/31/04                             10,888,284
  2,000,000          3.000% due 02/29/04                              1,976,486
  2,900,000          3.250% due 12/31/03                              2,887,086
  6,000,000          5.750% due 11/15/05                              6,237,894
  4,000,000          5.750% due 08/15/10                              4,087,032
                                                                  -------------
                                                                     26,076,782
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $ 43,644,748)                           42,500,090
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $645,922,447)                          655,057,976
                                                                  -------------

SHORT TERM INVESTMENTS: 0.52%
                     U.S. TREASURY OBLIGATIONS: 0.45%
  3,000,000          U.S. Treasury Bill, 2.080% due 09/19/02          2,970,930
                                                                  -------------
                     REPURCHASE AGREEMENT: 0.07%
    470,000          State Street Repurchase Agreement
                       dated 03/28/02, 1.620% due 04/01/02,
                       $470,085 to be received upon repurchase
                       (Collateralized by $435,000 U.S. Treasury
                       Note, 6.875% Market Value $480,652
                       due 05/15/06)                                    470,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $3,440,930)                              3,440,930
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $ 649,363,377)*            98.88%    $ 658,498,906
                                                       -------    -------------
                     OTHER ASSETS AND LIABILITIES-NET     1.12%       7,487,596
                                                       -------    -------------
                     NET ASSETS                         100.00%   $ 665,986,502
                                                       =======    =============

* Cost for federal income tax purposes is $649,399,546. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $  13,736,510
                    Gross Unrealized Depreciation                    (4,637,150)
                                                                  -------------
                    Net Unrealized Appreciation                   $   9,099,360
                                                                  =============

[1] Some or all of this security are construction loan securities issued on a when-issued basis.

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 33.27%
                      AGRICULTURE: 1.49%
$1,000,000            RJ Reynolds Tobacco Holdings, Inc.,
                        7.375%, due 05/15/03                       $  1,029,038
                                                                   ------------
                      AUTO MANUFACTURERS: 0.17%
   125,000            Ford Motor Co., 7.450%, due 07/16/31              113,358
                                                                   ------------
                      BANKS: 1.41%
   230,000            KFW Int'l Finance, 4.750%, due 01/24/07           224,347
   750,000            US Bank National Association Minneapolis,
                        6.300%, due 07/15/08                            748,837
                                                                   ------------
                                                                        973,184
                                                                   ------------
                      BUILDING MATERIALS: 0.26%
   170,000     @@     Hanson PLC, 7.785%, due 09/27/10                  180,732
                                                                   ------------
                      CHEMICALS: 0.87%
   400,000            Eastman Chemical Co., 7.000%, due 04/15/12        397,712
   200,000            Praxair, Inc., 6.375%, due 04/01/12               198,489
                                                                   ------------
                                                                        596,201
                                                                   ------------
                      COMMERCIAL SERVICES: 0.80%
   250,000            Hertz Corp., 7.625%, due 08/15/07                 245,937
   300,000            McKesson Corp., 7.750%, due 02/01/12              302,976
                                                                   ------------
                                                                        548,913
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 2.69%
   125,000            General Motors Acceptance Corp.,
                        8.000%, due 11/01/31                            125,468
   300,000            Goldman Sachs Group, Inc.,
                        6.600%, due 01/15/12                            295,786
 1,100,000            Household Finance Corp., 6.375%,
                        due 10/15/11                                  1,039,874
   150,000            John Deere Capital Corp., 7.000%,
                        due 03/15/12                                    149,008
   250,000            Lehman Brothers Holdings, Inc., 6.625%,
                        due 01/18/12                                    245,790
                                                                   ------------
                                                                      1,855,926
                                                                   ------------
                      ELECTRIC: 1.11%
$  250,000            Florida Power & Light Co.,
                        6.875%, due 12/01/05                       $    261,554
   500,000            Niagra Mohawk Power Corp.,
                        5.375%, due 10/01/04                            501,826
                                                                   ------------
                                                                        763,380
                                                                   ------------
                      ENTERTAINMENT: 0.30%
   200,000            International Game Technology,
                        8.375%, due 05/15/09                            209,000
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 0.29%
   200,000      #     Allied Waste North America,
                        8.500%, due 12/01/08                            203,000
                                                                   ------------
                      FOOD: 1.04%
   200,000            Smithfield Foods, Inc., 8.000%,
                        due 10/15/09                                    204,500
   500,000      #     Tyson Foods, Inc., 7.250% due 10/01/06            511,739
                                                                   ------------
                                                                        716,239
                                                                   ------------
                      FOREST PRODUCTS AND PAPER: 1.76%
   500,000    #,@@    Norske Skogindustrier AS, 7.625%,
                        due 10/15/11                                    513,416
   200,000            Union Camp Corp., 6.500%, due 11/15/07            198,843
   510,000      #     Weyerhaeuser Co., 7.375%, due 03/15/32            498,591
                                                                   ------------
                                                                      1,210,850
                                                                   ------------
                      GAS: 0.74%
   500,000            Sempra Energy, 6.800%, due 07/01/04               511,814
                                                                   ------------
                      HOME BUILDERS: 0.44%
   300,000            Centex Corp., 7.500%, due 01/15/12                302,306
                                                                   ------------
                      INSURANCE: 0.82%
   320,000      #     AIG SunAmerica Global Financing IX,
                        6.900%, due 03/15/32                            317,753
   250,000            Allstate Corp., 5.375%, due 12/01/06              248,029
                                                                   ------------
                                                                        565,782
                                                                   ------------
                      IRON/STEEL: 0.29%
   200,000            AK Steel Corp., 7.875%, due 02/15/09              202,500
                                                                   ------------
                      LODGING: 0.75%
$  250,000            Harrah's Operating Co., Inc., 8.000%,
                        due 02/01/11                               $    261,260
   250,000            MGM Mirage, 8.375%, due 02/01/11                  257,500
                                                                   ------------
                                                                        518,760
                                                                   ------------
                      MEDIA: 4.25%
   500,000            AMFM, Inc., 8.000%, due 11/01/08                  525,000
 1,000,000            Century Communications, 0.000%,
                        due 03/15/03                                    885,000
   450,000            Comcast Cable Communications,
                        6.750%, due 01/30/11                            438,822
 1,000,000     @@     Rogers Cablesystems Ltd., 10.000%,
                        due 03/15/05                                  1,077,500
                                                                   ------------
                                                                      2,926,322
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 1.37%
 1,000,000     @@     Tyco International Group SA,
                        4.950%, due 08/01/03                            944,760
                                                                   ------------
                      OIL & GAS: 2.48%
   300,000            Amerada Hess Corp., 7.125%, due 03/15/33          290,143
   360,000            Devon Energy Corp., 7.950%, 04/15/32              364,191
   500,000            Louis Dreyfus Natural Gas, 9.250%,
                        due 06/15/04                                    542,220
   500,000    @@,#    Petroleus Mexicanos, 6.500%, due 02/01/05         508,750
                                                                   ------------
                                                                      1,705,304
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                      PHARMACEUTICALS: 0.70%
$  500,000            Bristol-Myers Squibb Co., 5.750%,
                        due 10/01/11                               $    482,158
                                                                   ------------
                      PIPELINES: 3.17%
   250,000            Duke Energy Field Services LLC,
                        7.500%, due 08/16/05                            255,975
   250,000            Duke Energy Field Services LLC,
                        8.125%, due 08/16/30                            255,319
   460,000            EL Paso Corp., 7.000%, due 05/15/11               447,311
   250,000            Kinder Morgan Energy Partners LP,
                        7.750%, due 03/15/32                            253,699
   400,000            Southern Natural Gas Co., 8.000%,
                        due 03/01/32                                    402,124
   190,000            Transcontinental Gas Pipe Line,
                        7.000%, due 08/15/11                            173,915
   400,000            Williams Cos., Inc., 6.200%, due 08/01/02         399,257
                                                                   ------------
                                                                      2,187,600
                                                                   ------------
                      REAL ESTATE: 0.31%
   200,000            EOP Operating LP, 7.750%, due 11/15/07            210,969
                                                                   ------------
                      REITS: 1.48%
 1,000,000            HRPT Properties Trust, 6.750% due 12/18/02      1,016,921
                                                                   ------------
                      RETAIL: 0.69%
   500,000            Federated Department Stores, 7.000%,
                        due 02/15/28                                    474,722
                                                                   ------------
                      TELECOMMUNICATIONS: 1.98%
   495,000            Citizens Communication Co., 7.625%,
                        due 08/15/08                                    488,629
   400,000     @@     Deutsche Telekom Int'l Finance BV,
                        8.000%, due 06/15/10                            417,482
   250,000      #     Echostar DBS Corp., 9.125%, due 01/15/09          258,750
   200,000      #     Sprint Capital Corp., 7.900%, due 03/15/05        196,350
                                                                   ------------
                                                                      1,361,211
                                                                   ------------
                      TEXTILES: 0.26%
   180,000      #     Mohawk Industries Inc., 7.200%,
                        due 04/15/12                                    181,076
                                                                   ------------
                      TRANSPORTATION: 1.35%
$  929,908            FedEx Corp., 6.720%, due 01/15/22            $    931,140
                                                                   ------------
                      Total Corporate Bonds
                        (Cost $ 22,899,082)                          22,923,166
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.08%
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 11.98%
$1,946,819            2.000%, due 01/25/32                           $1,939,170
   578,340            2.250%, due 07/15/28                              578,245
 1,580,538            2.300%, due 10/15/24                            1,583,628
 1,600,000            4.875%, due 03/15/07                            1,571,171
 2,500,000            7.500%, due 05/01/32 TBA                        2,581,250
                                                                   ------------
                                                                      8,253,464
                                                                   ------------
                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 25.48%
   220,000            5.000%, due 01/15/07                              217,130
 1,500,000            5.250%, due 04/15/07                            1,496,385
 1,500,000            6.000%, due 05/15/08                            1,534,061
 7,425,000            6.500%, due 05/01/32 TBA                        7,357,715
 2,400,000            6.500%, due 05/01/32 TBA                        2,431,500
 1,425,000            7.000%, due 05/01/32 TBA                        1,445,484
   500,000            7.125%, due 01/15/30                              536,302
   342,098            7.500%, due 04/01/30                              354,542
 1,841,809            7.500%, due 05/01/31                            1,908,820
   259,326            8.000%, due 05/01/30                              272,455
                                                                   ------------
                                                                     17,554,394
                                                                   ------------
                      GOVERNMENT NATIONAL MORTGAGE
                        ASSOCIATION: 3.91%
 5,031,587      -     4.450%, due 06/16/31                              468,518
   583,713            7.000%, due 09/15/29                              596,020
 1,029,955            8.000%, due 01/20/31                            1,080,270
   379,971            10.000%, due 01/15/21                             423,697
   111,360            10.000%, due 03/15/19                             124,108
                                                                   ------------
                                                                      2,692,613
                                                                   ------------
                      OTHER U.S. GOVERNMENT AGENCIES: 0.71%
$  500,000            Tennessee Valley Authority,
                        6.000%, due 03/15/13                       $    492,116
                                                                   ------------
                      Total U.S. Government Agency
                        Obligations (Cost $ 28,987,833)              28,992,587
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 11.08%
                      U.S. TREASURY BONDS: 2.18%
$1,282,000            5.375%, due 02/15/31                         $  1,203,979
   225,000            9.125%, due 05/15/18                              297,563
                                                                   ------------
                                                                      1,501,542
                                                                   ------------
                      U.S. TREASURY NOTES: 8.90%
 3,803,000            3.500%, due 11/15/06                            3,597,995
   567,000            4.875%, due 02/15/12                              544,165
   300,000            6.125%, due 08/15/07                              315,317
 1,560,000            6.625%, due 05/15/07                            1,674,685
                                                                   ------------
                                                                      6,132,162
                                                                   ------------
                      Total U.S. Treasury Obligations
                        (Cost $ 7,727,546)                            7,633,704
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 23.55%
                      AIRLINES: 1.81%
$  500,000            Continental Airlines, Inc.,
                        7.568%, due 12/01/06                       $    435,540
   500,000            United AirLines, Inc., 6.602%, 09/01/13           425,750
   446,465            US Airways Pass Through Trust,
                        9.010%, 07/20/20                                384,507
                                                                   ------------
                                                                      1,245,797
                                                                   ------------
                      AUTOMOBILE: 1.47%
 1,000,000            Ford Credit Auto Owner Trust,
                        6.650%, due 10/15/03                          1,010,502
                                                                   ------------
                      COMMERCIAL MORTGAGE BACKED
                        SECURITIES: 1.22%
   400,000            Morgan Stanley Capital, Inc.,
                        7.020%, due 11/15/09                            417,109
   400,000            Salomon Brothers Mortgage Securities, Inc.,
                        7.520%, due 12/18/09                            426,972
                                                                   ------------
                                                                        844,081
                                                                   ------------
                      OTHER ASSET BACKED SECURITIES: 7.43%
   585,392      #     Garanti Trade Payment Rights Master
                        Trust, 10.810%, due 06/15/04                    580,592
 2,158,043            Residential Asset Securities Corp.,
                        2.080%, due 09/25/31                          2,157,290
 2,381,991            Residential Asset Securities Corp.,
                        2.150%, due 06/25/32                          2,381,980
                                                                   ------------
                                                                      5,119,862
                                                                   ------------
                      WHOLE LOAN COLLATERALIZED
                        MORTGAGE OBLIGATION: 11.62%
$  994,459            Bank of America Mortgage Securities,
                        5.242%, due 02/25/32                       $    996,921
   249,566            Bank of America Mortgage Securities,
                        6.500%, due 02/25/32                            231,229
   499,132            Bank of America Mortgage Securities,
                        6.500%, due 02/25/32                            474,677
   889,928            Citicorp Mortgage Securities, Inc.,
                        6.250, due 11/25/16                             892,238
   513,683            Citicorp Mortgage Securities, Inc.,
                        6.500, due 05/25/29                             474,316
   474,226            GE Capital Mortgage Services, Inc.,
                        7.500%, due 06/25/26                            486,625
   472,238            Residential Accredit Loans, Inc.,
                        7.750%, due 05/25/27                            488,400
 2,030,290            Residential Funding Mortgage
                        Securities I, 6.750%, due 07/25/29            2,065,413
 1,000,000            Residential Funding Mortgage
                        Securities I, 2.350%, due 09/25/31            1,005,490
   900,837            Wells Fargo Mortgage Backed Securities
                        Trust, 6.000%, due 12/25/16                     891,374
                                                                   ------------
                                                                      8,006,683
                                                                   ------------
                      Total CMO's and Asset Backed Securities
                        (Cost $16,353,732)                           16,226,925
                                                                   ------------
PREFERRED STOCK: 0.78%
                      MEDIA: 0.78%
   523,200      &     CSC Holdings, Inc.                                537,588
                                                                   ------------
                      Total Preferred Stock (Cost $ 639,472)            537,588
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $76,607,665)                           76,313,970
                                                                   ------------
SHORT-TERM INVESTMENTS: 10.55%
                     REPURCHASE AGREEMENT: 10.55%
$7,267,410           State Street Repurchase Agreement dated
                       3/28/02, 1.820% due 4/01/02, $7,268,880
                       to be received upon repurchase
                       (Collateralized by $3,785,000 FNMA
                       4.550% Market Value $3,845,397 due 07/23/03
                       and by $3,535,000 FNMA 4.250% Market
                       Value $3,572,641 due 09/10/2003)            $  7,267,410
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $7,267,410)                              7,267,410
                                                                   ------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $ 83,875,075)*               121.31%  $ 83,581,380
                     OTHER ASSETS AND LIABILITIES-NET     -21.31%   (14,680,402)
                                                         -------   ------------
                     NET ASSETS                           100.00%  $ 68,900,978
                                                         =======   ============

# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualfied institutional buyers.
@@   Foreign Issuer
&    Payment-in-kind
-    Interest only (IO) security
* Cost for federal income tax purposes is $84,177,258. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $    205,203
                     Gross Unrealized Depreciation                     (801,081)
                                                                   ------------
                     Net Unrealized Depreciation                   $   (595,878)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 44.67%
                      AEROSPACE/DEFENSE: 0.59%
$  432,000     XX     Simula, Inc., 8.000%, due 05/01/04           $    302,400
                                                                   ------------
                      AUTO MANUFACTURERS: 0.81%
   400,000            DaimlerChrysler Holding Corp.,
                        7.750%, due 01/18/11                            415,391
                                                                   ------------
                      BANKS: 1.25%
   155,000     @@     Banco Santander-Chile, 6.500%, due 11/01/05       157,552
   500,000            Wachovia Corp., 4.950%, due 11/01/06              485,452
                                                                   ------------
                                                                        643,004
                                                                   ------------
                      BEVERAGES: 0.76%
   400,000            The Coca-Cola Co., 4.000%, due 06/01/05           392,423
                                                                   ------------
                      BUILDING MATERIALS: 0.45%
   225,000            Nortek, Inc., 8.875%, due 08/01/08                231,750
                                                                   ------------
                      CHEMICALS: 1.11%
   500,000            Dow Chemical Co., 5.750%, due 12/15/08            480,032
   725,000     **     Sterling Chemicals, Inc., 11.750%,
                        due 08/15/06                                     90,625
                                                                   ------------
                                                                        570,657
                                                                   ------------
                      COMMERCIAL SERVICES: 0.68%
   375,000            Mail-Well, Inc., 8.750%, due 12/15/08             348,750
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 10.44%
$  600,000            American General Finance Corp.,
                        2.120%, due 05/28/04                       $    600,149
   600,000            Caterpillar Financial Services Corp.,
                        2.061%, due 03/05/04                            599,834
   500,000            Citigroup, Inc., 5.000%, due 03/06/07             485,692
   500,000            Ford Motor Credit Co., 6.500%,
                        due 01/25/07                                    485,550
   450,000            General Motors Acceptance Corp.,
                        6.125%, due 09/15/06                            445,854
   900,000     #      Goldman Sachs Group LP, 6.625%,
                        due 12/01/04                                    942,884
   500,000            Household Finance Corp., 5.750%,
                        due 01/30/07                                    482,012
   600,000            John Deere Capital Corp., 2.214%,
                        due 10/04/04                                    588,881
   250,000            Orion Power Holdings, Inc.,
                        12.000%, due 05/01/10                           291,250
   400,000            Pemex Project Funding Master Trust,
                        9.125%, due 10/13/10                            431,000
                                                                   ------------
                                                                      5,353,106
                                                                   ------------
                      ELECTRIC: 4.63%
   205,000            Calpine Corp., 8.625%, due 08/15/10               161,189
   100,000            Calpine Corp., 8.750%, due 07/15/07                78,092
    78,000            East Coast Power LLC, 7.536%,
                        due 06/30/17                                     68,132
   400,000     @@     Empresa Nacional de Electricidad S.A.
                        (Chile), 8.500%, due 04/01/09                   400,412
    20,000     @@     Enersis S.A. (Chile), 6.600%, due 12/01/26         19,889
   400,000            Exelon Corp., 6.750%, due 05/01/11                399,434
   500,000            Progress Energy, Inc., 7.750%, due 03/01/31       522,919
   500,000     @@     Tenaga Nasional BHD, 7.625%, due 04/01/11         510,395
   200,000            TNP Enterprises, Inc., 10.250%,
                        due 04/01/10                                    213,000
                                                                   ------------
                                                                      2,373,462
                                                                   ------------
                      ELECTRONICS: 0.47%
$  225,000     @@     Flextronics Intl., Ltd., 9.875%,
                        due 07/01/10                               $    243,000
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 0.45%
   225,000            Allied Waste North America,
                        8.875%, due 04/01/08                            231,187
                                                                   ------------
                      FOOD: 3.60%
   450,000            Archer-Daniels-Midland Co.,
                        7.000%, due 02/01/31                            453,037
   450,000            Conagra Foods, Inc., 9.750%, due 03/01/21         565,672
   400,000            Delhaize America, Inc., 8.125%,
                        due 04/15/11                                    424,366
   400,000            Kroger Co., 7.500%, due 04/01/31                  405,867
                                                                   ------------
                                                                      1,848,942
                                                                   ------------
                      FOREST PRODUCTS & PAPER: 0.20%
   500,000   @@,**    Doman Industries Ltd., 8.750%,
                      due 03/15/04                                      102,500
                                                                   ------------
                      HOLDING COMPANIES-DIVERSIFIED: 0.11%
    50,000            Kansas City Southern Railway,
                        9.500%, due 10/01/08                             54,312
                                                                   ------------
                      IRON/STEEL: 0.10%
    25,000            AK Steel Corp., 7.875%, due 02/15/09               25,313
    25,000            Armco, Inc., 9.000%, due 09/15/07                  25,437
                                                                   ------------
                                                                         50,750
                                                                   ------------
                      LODGING: 1.08%
   250,000            Mandalay Resort Group, 9.250%, due 12/01/05       259,375
    25,000            Prime Hospitality Corp., 9.750%,
                        due 04/01/07                                     26,188
   250,000            Station Casinos, Inc., 9.875%, due 07/01/10       269,375
                                                                   ------------
                                                                        554,938
                                                                   ------------

                  See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                      MEDIA: 3.87%
$  250,000            Adelphia Communications, 10.875%,
                        due 10/01/10                               $    233,750
   350,000     +      Charter Communications Holdings LLC,
                      0/11.750%, due 01/15/10                           236,250
   325,000            EchoStar DBS Corp., 9.250%, due 02/01/06          334,750
   350,000            Primedia, Inc., 8.875%, due 05/15/11              320,250
   250,000            Sinclair Broadcast Group, Inc.,
                        8.750%, due 12/15/07                            256,250
   600,000            Walt Disney Co., 4.875%, due 07/02/04             602,202
                                                                   ------------
                                                                      1,983,452
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 1.05%
   600,000            Tyco Intl. Group SA, 5.800%, due 08/01/06         536,238
                                                                   ------------
                      OIL & GAS: 4.30%
   600,000            Conocom, Inc., 5.900%, due 04/15/04               617,219
   175,000            Energy Corp. of America, 9.500%,
                        due 05/15/07                                    119,875
   500,000            Kerr-McGee Corp., 7.875%, due 09/15/31            527,805
   500,000            Marathon Oil Corp., 6.800%, due 03/15/32          470,386
   300,000            Northern Offshore Ltd., 10.000%,
                        due 05/15/05                                    190,500
   300,000            The Premcor Refining Group, Inc., 8.375%,
                        due 11/15/07                                    282,000
                                                                   ------------
                                                                      2,207,785
                                                                   ------------
                      PIPELINES: 1.00%
   500,000     #      Williams Cos., Inc., 8.750%, due 03/15/32         513,804
                                                                   ------------
                      SOVEREIGN: 2.11%
   200,000     @@     Dominican Republic Intl. Bond, 3.000%,
                        due 08/30/24                                    155,964
   500,000     @@     Finland Government Intl. Bond, 4.750%,
                        due 03/06/07                                    488,365
   400,000     @@     Quebec Province, 7.500%, due 09/15/29             435,961
                                                                   ------------
                                                                      1,080,290
                                                                   ------------
                      TELECOMMUNICATIONS: 4.99%
$  350,000     **     Adelphia Business Solutions, Inc.,
                        12.000%, due 11/01/07                      $      8,750
   500,000     #      AT&T Corp., 8.000%, due 11/15/31                  487,020
   500,000   @@,**    Call-Net Enterprises, Inc., 9.375%,
                        due 05/15/09                                    147,500
   450,000            Nextel Communications, Inc., 9.375%,
                        due 11/15/09                                    300,375
   275,000            NMS Communications Corp., 5.000%,
                        due 10/15/05                                    175,656
   400,000            Qwest Capital Funding, Inc.,
                        7.750%, due 08/15/06                            337,655
   500,000            Sprint Capital Corp., 6.000%, due 01/15/07        459,078
   250,000     @@     Tricom SA, 11.375%, due 09/01/04                  185,625
 1,000,000     **     WinStar Communications, Inc., 12.750%,
                        due 04/15/10                                        100
   500,000            WorldCom, Inc., 8.000%, due 05/15/06              445,674
   100,000    +,**    XO Communications, Inc., 0/9.450%,
                        due 04/15/08                                     11,000
                                                                   ------------
                                                                      2,558,433
                                                                   ------------
                      TRANSPORTATION: 0.62%
   325,000            Gulfmark Offshore, Inc., 8.750%,
                        due 06/01/08                                    316,875
                                                                   ------------
                      Total Corporate Bonds
                        (Cost $24,568,692)                           22,913,449
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 5.00%
 1,200,000            U.S. Treasury Bond, 5.375%, due 02/15/31        1,126,969
 1,500,000            U.S. Treasury Note, 4.875%, due 02/15/12        1,439,591
                                                                   ------------
                      Total U.S. Treasury Obligations
                        (Cost $ 2,594,609)                            2,566,560
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.89%
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 5.82%
$  142,768            5.500%, due 01/01/14                         $    141,433
    70,519            5.500%, due 02/01/14                               69,859
 1,998,370            6.500%, due 02/01/32                            1,994,155
   754,671            7.000%, due 06/01/29                              770,212
     3,753            9.000%, due 06/01/06                                3,815
     4,574            10.000%, due 10/01/03                               4,724
                                                                   ------------
                                                                      2,984,198
                                                                   ------------
                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 20.11%
 1,997,559            6.000%, due 02/01/32                            1,938,557
    55,228            6.500%, due 02/01/09                               56,982
   459,349            6.500%, due 08/01/15                              467,864
 2,248,361            6.500%, due 06/01/28                            2,253,308
 1,685,062            6.500%, due 12/01/31                            1,680,113
   199,072            7.000%, due 03/01/15                              206,758
 1,529,533            7.500%, due 07/01/21                            1,584,949
   323,323            7.500%, due 11/01/29                              335,086
 1,657,563            7.500%, due 02/01/31                            1,729,171
    43,070            8.000%, due 08/01/30                               45,250
     5,696            9.500%, due 06/01/05                                5,787
     5,593            9.500%, due 07/01/06                                5,782
     6,895            9.500%, due 05/01/07                                7,034
                                                                   ------------
                                                                     10,316,641
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                      GOVERNMENT NATIONAL MORTGAGE
                        ASSOCIATION: 3.96%
$  306,390            6.500%, due 06/15/29                         $    306,203
   947,427            6.500%, due 05/15/31                              945,961
   168,438            7.500%, due 11/15/29                              175,679
   527,388            8.000%, due 06/20/30                              553,130
    45,643            8.000%, due 07/15/30                               48,026
     1,425            8.500%, due 02/15/21                                1,546
       148            11.500%, due 02/15/13                                 169
       239            11.500%, due 07/15/13                                 273
                                                                   ------------
                                                                      2,030,987
                                                                   ------------
                      Total U.S. Government Agency Obligations
                        (Cost $15,207,828)                           15,331,826
                                                                   ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS AND
                        ASSET-BACKED SECURITIES: 1.74%
                      MORTGAGE -- COMMERCIAL: 1.13%
$  310,000     #      Allied Capital Commercial Mortgage Trust,
                        6.710%, due 12/25/04                       $    314,632
   254,383            GMAC Commercial Mortgage Securities, Inc.,
                        6.974%, due 05/15/08                            265,775
                                                                   ------------
                                                                        580,407
                                                                   ------------
                      MORTGAGE -- RESIDENTIAL: 0.61%
   300,000            Emergent Home Equity Loan Trust,
                        7.080%, due 12/15/28                            311,888
       977  (1),@@    Unikredit Realkredit, 6.000%, due 07/01/29            111
                                                                   ------------
                                                                        311,999
                                                                   ------------
                      Total CMO's and Asset-Backed Securities
                        (Cost $ 853,783)                                892,406
                                                                   ------------

  Shares                                                              Value
  ------                                                              -----
PREFERRED STOCK: 0.66%
                      DIVERSIFIED FINANCIAL SERVICES: 0.66%
    21,444     &      North Atlantic Trading, Inc.                 $    337,743
                                                                   ------------
                      TELECOMMUNICATIONS: 0.00%
     2,101 &,**, XX   Adelphia Business Solutions, Inc.                      21
     3,440 &, **      XO Communications, Inc.                                34
                                                                   ------------
                                                                             55
                                                                   ------------
                      Total Preferred Stock
                        (Cost $ 817,737)                                337,798
                                                                   ------------
MUTUAL FUNDS: 7.65%
                      INVESTMENT COMPANIES: 7.65%
   114,416            ING High Yield Bond - Class A                   1,000,000
   332,889            ING High Yield Opportunity - Class A            2,500,000
    61,700            ING Prime Rate Trust                              425,730
                                                                   ------------
                      Total Mutual Funds (Cost $3,903,891)            3,925,730
                                                                   ------------
Principal
 Amount
---------
WARRANTS: 0.00%
                      DIVERSIFIED FINANCIAL SERVICES: 0.00%
       250    XX,@    North Atlantic Trading, Inc.                            3
                                                                   ------------
                      Total Warrants (Cost $0)                                3
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $47,946,540)                           45,967,772
                                                                   ------------
Principal
 Amount                                                               Value
---------                                                             -----
SHORT-TERM INVESTMENTS: 7.48%
                      REPURCHASE AGREEMENT: 7.48%
$3,838,000            State Street Repurchase Agreement dated
                        03/28/02, 1.620% due 04/01/02,
                        $3,838,691 to be received upon
                        repurchase (Collateralized by $4,145,000
                        U.S. Treasury Bonds, 5.500% Market
                        Value $3,915,641 due 08/15/28)             $  3,838,000

                      Total Short-Term Investments
                        (Cost $3,838,000)                             3,838,000

                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $ 51,784,540)*               97.09%  $ 49,805,772
                      OTHER ASSETS AND LIABILITIES-NET      2.91%     1,493,948
                                                         -------   ------------
                      NET ASSETS                          100.00%  $ 51,299,720
                                                         =======   ============

@    Non-income producing security
@@   Foreign Issuer
&    Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
(1)  Principal Amount presented in Danish Kroner
* Cost for federal income tax purposes is $51,860,774. Net unrealized depreciation consists of:

                      Gross Unrealized Appreciation                $    565,290
                      Gross Unrealized Depreciation                  (2,620,292)
                                                                   ------------
                      Net Unrealized Depreciation                  $ (2,055,002)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 90.15%
                      AEROSPACE/DEFENSE: 1.04%
$ 1,900,000           Sequa Corp., 8.875%, due 04/01/08            $  1,909,500
                                                                   ------------
                      AGRICULTURE: 1.03%
    900,000           DIMON, Inc., 9.625%, due 10/15/11                 958,500
    900,000           Standard Commercial Tobacco Co.,
                        8.875%, due 08/01/05                            931,500
                                                                   ------------
                                                                      1,890,000
                                                                   ------------
                      AIRLINES: 1.49%
  3,150,000           Atlas Air, Inc., 9.375%, due 11/15/06           2,724,750
                                                                   ------------
                      APPAREL: 0.37%
    950,000           Cluett American Corp., 10.125%,
                        due 05/15/08                                    669,750
                                                                   ------------
                      AUTO PARTS & EQUIPMENT: 2.37%
  2,400,000           American Axle and Manufacturing, Inc.,
                        9.750%, due 03/01/09                          2,568,000
  1,900,000           Collins & Aikman Products Co.,
                        11.500%, due 04/15/06                         1,767,000
                                                                   ------------
                                                                      4,335,000
                                                                   ------------
                      BUILDING MATERIALS: 1.89%
  1,360,000           Dayton Superior Corp., 13.000%,
                        due 06/15/09                                  1,394,000
  2,000,000           Nortek, Inc., 8.875%, due 08/01/08              2,060,000
                                                                   ------------
                                                                      3,454,000
                                                                   ------------
                      CHEMICALS: 2.44%
  1,400,000           Applied Extrusion Technologies, Inc.,
                        10.750%, due 07/01/11                         1,491,000
    950,000           Equistar Chemicals LP, 10.125%,
                        due 09/01/08                                    983,250
  1,000,000           Ferro Corp., 9.125%, due 01/01/09               1,038,788
    900,000           MacDermid, Inc., 9.125%, due 07/15/11             940,500
                                                                   ------------
                                                                      4,453,538
                                                                   ------------
                      COMMERCIAL SERVICES: 6.18%
$ 1,500,000           Mail-Well, Inc., 8.750%, due 12/15/08        $  1,395,000
    600,000           Neff Corp., 10.250%, due 06/01/08                 411,000
  1,000,000           Neff Corp., 10.250%, due 06/01/08                 685,000
  2,900,000    @@     Quebecor Media, Inc., 11.125%,
                        due 07/15/11                                  3,161,000
  1,000,000           Travelcenters Of America, Inc.,
                        12.750%, due 05/01/09                         1,105,000
  2,025,000           United Rentals, Inc., 9.000%, due 04/01/09      2,060,438
  1,400,000           United Rentals, Inc., 9.250%, due 01/15/09      1,442,000
  1,000,000           United Rentals, Inc., 9.500%, due 06/01/08      1,035,000
                                                                   ------------
                                                                     11,294,438
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 1.48%
  1,900,000           Elizabeth Arden, Inc., 10.375%,
                        due 05/15/07                                  1,705,250
  1,000,000           Elizabeth Arden, Inc., 11.750%,
                        due 02/01/11                                  1,005,000
                                                                   ------------
                                                                      2,710,250
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 2.13%
  2,000,000           Madison River Capital LLC, 13.250%,
                        due 03/01/10                                  1,570,000
  1,900,000     #     Meditrust 7.114%, due 08/15/04                  1,859,625
    450,000     #     Von Hoffmann Press, Inc., 10.250%,
                        due 03/15/09                                    459,563
                                                                   ------------
                                                                      3,889,188
                                                                   ------------
                      ELECTRIC: 2.61%
  1,030,000           Calpine Corp., 7.625%, due 04/15/06               809,335
  1,575,000           Calpine Corp., 8.625%, due 08/15/10             1,238,400
    750,000           Calpine Corp., 8.750%, due 07/15/07               585,687
  2,000,000           TNP Enterprises, Inc., 10.250%,
                        due 04/01/10                                  2,130,000
                                                                   ------------
                                                                      4,763,422
                                                                   ------------
                      ELECTRONICS: 1.36%
$   325,000    @@     Flextronics International Ltd, 8.750%,
                        due 10/15/07                               $    333,125
  2,000,000    @@     Flextronics International Ltd, 9.875%,
                        due 07/01/10                                  2,160,000
                                                                   ------------
                                                                      2,493,125
                                                                   ------------
                      ENTERTAINMENT: 0.50%
    900,000     #     Isle of Capri Casinos, Inc.,
                        9.000%, due 03/15/12                            905,625
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 2.17%
  3,900,000           Allied Waste North America, 10.000%,
                        due 08/01/09                                  3,968,250
                                                                   ------------
                      FOOD: 2.07%
  1,500,000           Agrilink Foods, Inc., 11.875%,
                        due 11/01/08                                  1,578,750
  1,220,000           Fleming Cos, Inc., 10.125%, due 04/01/08        1,281,000
    900,000           Fleming Cos, Inc., 10.625%, due 07/31/07          921,375
                                                                   ------------
                                                                      3,781,125
                                                                   ------------
                      FOREST PRODUCTS & PAPER: 2.80%
  1,450,000     #     Appleton Papers, Inc., 12.500%,
                        due 12/15/08                                  1,428,250
  2,650,000           Buckeye Technologies, Inc., 9.250%,
                        due 09/15/08                                  2,345,250
  1,400,000    @@     Paperboard Industries International,
                        8.375%, due 09/15/07                          1,351,000
                                                                   ------------
                                                                      5,124,500
                                                                   ------------
                      HOLDING COMPANIES-DIVERSIFIED: 1.37%
  2,500,000           Penhall International, Inc., 12.000%,
                        due 08/01/06                                  2,512,500
                                                                   ------------
                      HOME BUILDERS: 3.27%
    900,000           KB Home, 8.625%, due 12/15/08                     931,500
  1,900,000           Ryland Group, Inc., 9.125%, due 06/15/11        2,014,000
  3,000,000           Toll Corp., 8.125%, due 02/01/09                3,026,250
                                                                   ------------
                                                                      5,971,750
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
                      HOME FURNISHINGS: 1.17%
$   900,000           Fedders North America, Inc., 9.375%,
                        due 08/15/07                               $    625,500
  1,450,000           Salton, Inc., 12.250%, due 04/15/08             1,511,625
                                                                   ------------
                                                                      2,137,125
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 1.10%
  1,900,000           American Greetings, 11.750%, due 07/15/08       2,014,000
                                                                   ------------
                      IRON/STEEL: 0.18%
    325,000           Armco, Inc., 9.000%, due 09/15/07                 330,688
                                                                   ------------
                      LODGING: 8.81%
    450,000    #XX    Boyd Gaming Corp., 8.750%, due 04/15/12           453,937
  1,000,000           Extended Stay America, Inc., 9.875%,
                        due 06/15/11                                  1,050,000
  2,300,000           Mandalay Resort Group, 9.250%,
                        due 12/01/05                                  2,386,250
  2,900,000           MGM Mirage, 9.750%, due 06/01/07                3,146,500
  2,950,000           Park Place Entertainment Corp., 8.875%,
                        due 09/15/08                                  3,093,813
  1,700,000           Prime Hospitality Corp., 9.750%,
                        due 04/01/07                                  1,780,750
    500,000           Station Casinos, Inc., 9.750%,
                        due 04/15/07                                    522,600
    875,000           Station Casinos, Inc., 9.875%,
                        due 07/01/10                                    942,813
  1,000,000           Venetian Casino Resort LLC, 12.250%,
                        due 11/15/04                                  1,057,500
  1,600,000           Venetian Casino Resort LLC, 14.250%,
                        due 11/15/05                                  1,682,000
                                                                   ------------
                                                                     16,116,163
                                                                   ------------
                      MACHINERY-CONSTRUCTION & MINING: 2.31%
  1,000,000           Terex Corp., 10.375%, due 04/01/11              1,087,500
  2,440,000           Terex Corp., 8.875%, due 04/01/08               2,519,300
    595,000           Terex Corp., 8.875%, due 04/01/08                 614,338
                                                                   ------------
                                                                      4,221,138
                                                                   ------------
                      MACHINERY-DIVERSIFIED: 0.96%
  1,800,000           Columbus McKinnon Corp., 8.500%,
                        due 04/01/08                                  1,755,000
                                                                   ------------
                      MEDIA: 10.70%
$ 1,500,000           Adelphia Communications, 10.250%,
                        due 11/01/06                               $  1,402,500
  1,050,000           Adelphia Communications, 10.875%,
                        due 10/01/10                                    981,750
  2,900,000    @@     CanWest Media, Inc., 10.625%,
                        due 05/15/11                                  3,204,500
  2,000,000           Charter Communications Holdings, 11.125%,
                        due 01/15/11                                  2,015,000
  1,500,000           Charter Communications Holdings, 8.625%,
                        due 04/01/09                                  1,365,000
  1,500,000           Coaxial Communications, Inc., 10.000%,
                        due 08/15/06                                  1,522,500
    850,000   @@ #    Corus Entertainment, Inc., 8.750%,
                        due 03/01/12                                    881,875
  2,100,000           Echostar DBS Corp., 9.250%,
                        due 02/01/06                                  2,163,000
    500,000           Echostar DBS Corp., 9.375%,
                        due 02/01/09                                    522,500
  1,000,000     #     Gray Communication System, 9.250%,
                        due 12/15/11                                  1,035,000
  1,200,000     #     Nextmedia Operating, Inc., 10.750%,
                        due 07/01/11                                  1,293,000
  1,400,000           Northland Cable Television, Inc.,
                        10.250%, due 11/15/07                         1,190,000
  2,300,000           Primedia, Inc., 7.625%, due 04/01/08            1,989,500
                                                                   ------------
                                                                     19,566,125
                                                                   ------------
                      MINING: 0.48%
    900,000           Jorgensen, 9.500%, due 04/01/05                   868,500
                                                                   ------------
                      MISCELLANEOUS MANUFACTURER: 0.36%
    900,000           Hexcel Corp., 9.750%, due 01/15/09                652,500
                                                                   ------------
                      OIL & GAS: 2.94%
  4,625,000           Energy Corp. Of America, 9.500%,
                        due 05/15/07                                  3,168,125
  1,360,000           Premcor Refining Group, Inc., 8.375%,
                        due 11/15/07                                  1,278,400
  1,000,000           Premcor Refining Group, Inc., 8.625%,
                        due 08/15/08                                    945,000
                                                                   ------------
                                                                      5,391,525
                                                                   ------------
                      PACKAGING & CONTAINERS: 7.09%
$ 1,400,000           AEP Industries, Inc., 9.875%, due 11/15/07   $  1,421,000
  1,325,000  (2),@@   Norampac, Inc., 9.375%, due 02/01/08              882,364
    900,000           Owens-Illinois, Inc., 7.150%, due 05/15/05        864,000
  2,160,000           Owens-Illinois, Inc., 7.850%, due 05/15/04      2,127,600
  1,900,000     #     Plastipak Holdings, Inc., 10.750%,
                        due 09/01/11                                  2,078,125
  1,308,000           Riverwood International Corp., 10.875%,
                        due 04/01/08                                  1,363,590
  3,900,000           Stone Container Corp., 9.750%,
                        due 02/01/11                                  4,231,500
                                                                   ------------
                                                                     12,968,179
                                                                   ------------
                      REITS: 2.15%
    900,000     #     Felcor Lodging LP, 9.500%, due 09/15/08           958,500
  2,900,000           Meristar Hospitality Corp., 9.125%,
                        due 01/15/11                                  2,976,124
                                                                   ------------
                                                                      3,934,624
                                                                   ------------
                      RETAIL: 2.73%
  2,000,000           Big 5 Corp., 10.875%, due 11/15/07              2,012,500
    750,000           Guitar Center, Inc., 11.000%,
                        due 07/01/06                                    776,250
  2,088,000           Tuesday Morning Corp., 11.000%,
                        due 12/15/07                                  2,202,840
                                                                   ------------
                                                                      4,991,590
                                                                   ------------
                      SEMICONDUCTORS: 3.93%
    250,000           Amkor Technology, Inc., 9.250%,
                        due 05/01/06                                    249,375
  3,000,000           Amkor Technology, Inc., 9.250%,
                        due 02/15/08                                  2,985,000
  1,975,000           Fairchild Semiconductor International,
                        Inc., 10.125%, due 03/15/07                   2,063,875
  4,675,000    **     Zilog, Inc., 9.500%, due 03/01/05               1,893,375
                                                                   ------------
                                                                      7,191,625
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
                      TELECOMMUNICATIONS: 6.46%
$ 4,000,000    **     Adelphia Business Solutions, Inc.,
                        12.000%, due 11/01/07                      $    100,000
  2,900,000           Alamosa Delaware, Inc., 12.500%,
                        due 02/01/11                                  2,392,500
  2,000,000           American Cellular Corp., 9.500%,
                        due 10/15/09                                  1,480,000
  4,000,000    @@     Call-Net Enterprises, Inc., 9.375%,
                        due 05/15/09                                  1,180,000
  1,000,000           Crown Castle International Corp., 10.750%,
                        due 08/01/11                                    905,000
  1,776,000           IWO Holdings, Inc., 14.000%, due 01/15/11       1,518,480
  2,750,000           Nextel Communications, Inc., 9.375%,
                        due 11/15/09                                  1,835,624
  1,900,000     #     Nextel Partners, Inc., 12.500%,
                        due 11/15/09                                  1,282,500
    450,000           Rogers Cantel, Inc., 9.750%, due 06/01/16         396,000
  1,425,000    @@     Telewest Communications PLC, 9.625%,
                        due 10/01/06                                    712,500
                                                                   ------------
                                                                     11,802,604
                                                                   ------------
                      TEXTILES: 0.58%
  1,000,000           Simmons Co., 10.250%, due 03/15/09              1,063,750
                                                                   ------------
                      TRANSPORTATION: 1.63%
  3,055,000           Gulfmark Offshore, Inc., 8.750%,
                        due 06/01/08                                  2,978,625
                                                                   ------------
                      Total Corporate Bonds
                        (Cost $ 169,318,678)                        164,834,472
                                                                   ------------
 Shares
 ------
COMMON STOCK: 0.00%
                      TELECOMMUNICATIONS -- FIXED LINE:0.00%
        900     @     Mpower Holding Corp.                         $         36
                                                                   ------------
                      Total Common Stock (Cost $ 3,897)                      36
                                                                   ------------

Principal
 Amount
---------
WARRANTS: 0.04%
                      BUILDING MATERIALS: 0.02%
      3,100     @     Dayton Superior Corp., Exp. 06/15/09               31,000
                                                                   ------------
                      TRANSPORTATION: 0.02%
      3,000     @     Travelcenters America, Inc., Exp. 11/14/10         30,750
                                                                   ------------
                      Total Warrants (Cost $34,739)                      61,750
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $ 169,357,314)                        164,896,258
                                                                   ------------
Principal
 Amounts
---------
SHORT-TERM INVESTMENTS: 8.03%
                      REPURCHASE AGREEMENT: 8.03%
$14,683,000           State Street Repurchase Agreement
                        dated 3/28/02, 1.620% due 4/01/02,
                        $ 14,685,643 to be received upon
                        repurchase (Collateralized by
                        $13,630,000 US Treasury Note, 7.000%
                        Market Value $14,980,433 due
                        07/15/06)                                  $ 14,683,000
                                                                   ------------
                      Total Short-Term Investments
                        (Cost, $14,683,000)                          14,683,000
                                                                   ------------
                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $ 184,040,314)*              98.22%  $179,579,258
                      OTHER ASSETS AND LIABILITIES-NET      1.78%     3,250,977
                                                         -------   ------------
                      NET ASSETS                          100.00%  $182,830,235
                                                         =======   ============

@    Non-income producing security
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
**   Defaulted Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
(2)  Principal Amount presented in Canadian Dollars.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                      Gross Unrealized Appreciation                   6,589,360
                      Gross Unrealized Depreciation                 (11,050,416)
                                                                   ------------
                      Net Unrealized Depreciation                    (4,461,056)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 82.77%
                      AEROSPACE/DEFENSE: 0.90%
$ 3,000,000     XX    Simula, Inc., 8.000%, due 05/01/04          $   2,100,000
                                                                  -------------
                      APPAREL: 0.90%
  3,000,000           Cluett American Corp., 10.125%,
                        due 05/15/08                                  2,115,000
                                                                  -------------
                      BUILDING MATERIALS: 3.27%
  2,600,000           Dayton Superior Corp. 13.000%,
                        due 06/15/09                                  2,665,000
  1,725,000   @@,XX   Intl. Utility Structures, Inc., 10.750%,
                        due 02/01/08                                    948,750
  2,456,000   @@,XX   Intl. Utility Structures, Inc., 13.000%,
                        due 02/01/08                                    675,400
  3,250,000           Nortek, Inc., 8.875%, due 08/01/08              3,347,500
                                                                  -------------
                                                                      7,636,650
                                                                  -------------
                      CHEMICALS: 1.18%
  2,000,000           Applied Extrusion Technologies, Inc.,
                        10.750%, due 07/01/11                         2,130,000
  4,975,000     **    Sterling Chemicals, Inc., 11.750%,
                        due 08/15/06                                    621,875
                                                                  -------------
                                                                      2,751,875
                                                                  -------------
                      COMMERCIAL SERVICES: 4.04%
  3,325,000           Mail-Well, Inc., 8.750%, due 12/15/08           3,092,250
  6,035,000           Neff Corp., 10.250%, due 06/01/08               4,133,975
  2,000,000           Travelcenters of America, Inc., 12.750%,
                        due 05/01/09                                  2,210,000
                                                                  -------------
                                                                      9,436,225
                                                                  -------------
                      COMPUTERS: 0.26%
  4,000,000     **    Globix Corp., 12.500%, due 02/01/10               600,000
                                                                  -------------
                      DIVERSIFIED FINANCIAL SERVICES: 6.24%
  3,424,354    #,&    Hollinger Participation Trust, 12.125%,
                        due 11/15/10                                  3,304,502
  5,050,000           Madison River Capital LLC, 13.250%,
                        due 03/01/10                                  3,964,250
  4,400,000           Orion Power Holdings, Inc., 12.000%,
                        due 05/01/10                                  5,126,000
  2,000,000     #     Stone Container Finance, 11.500%
                        due 08/15/06                                  2,170,000
                                                                  -------------
                                                                     14,564,752
                                                                  -------------
                      ELECTRIC: 4.77%
$ 3,000,000           AES Corp., 8.750%, due 12/15/02             $   2,805,000
  1,000,000           AES Corp., 9.375%, due 09/15/10                   785,000
  3,120,000           Calpine Corp., 8.625%, due 08/15/10             2,453,212
  1,000,000           Calpine Corp., 8.750%, due 07/15/07               780,916
  4,050,000           TNP Enterprises, Inc., 10.250%,
                        due 04/01/10                                  4,313,250
                                                                  -------------
                                                                     11,137,378
                                                                  -------------
                      ELECTRONICS: 1.69%
  3,650,000     @@    Flextronics Intl. Ltd., 9.875%,
                        due 07/01/10                                  3,942,000
                                                                  -------------
                      ENVIRONMENTAL CONTROL: 1.41%
  3,200,000           Allied Waste North America, 8.875%,
                        due 04/01/08                                  3,288,000
                                                                  -------------
                      FOREST PRODUCTS & PAPER: 2.69%
  2,000,000     #     Appleton Papers Inc., 12.500%,
                        due 12/15/08                                  1,970,000
  1,215,000           Buckeye Technologies, Inc., 8.500%,
                        due 12/15/05                                  1,099,575
  8,575,000   @@,**   Doman Industries Ltd., 8.750%,
                        due 03/15/04                                  1,757,875
  1,500,000     @@    Paperboard Industries Intl., 8.375%,
                        due 09/15/07                                  1,447,500
                                                                  -------------
                                                                      6,274,950
                                                                  -------------
                      HOLDING COMPANIES-DIVERSIFIED: 2.78%
  2,750,000           Kansas City Southern Railway, 9.500%,
                        due 10/01/08                                  2,987,188
  3,500,000           Penhall Intl., Inc., 12.000%,
                        due 08/01/06                                  3,517,500
                                                                  -------------
                                                                      6,504,688
                                                                  -------------
                      INTERNET: 0.97%
  3,750,000     **    Exodus Communications, Inc., 11.250%,
                        due 07/01/08                                    787,500
  7,000,000     **    Exodus Communications, Inc., 11.625%,
                        due 07/15/10                                  1,470,000
                                                                  -------------
                                                                      2,257,500
                                                                  -------------
                      IRON/STEEL: 1.84%
$ 1,925,000           AK Steel Corp., 7.875%, due 02/15/09        $   1,949,062
  1,715,000           AK Steel Corp., 9.125%, due 12/15/06            1,796,463
    550,000           Armco, Inc., 9.000%, due 09/15/07                 559,625
                                                                  -------------
                                                                      4,305,150
                                                                  -------------
                      LEISURE TIME: 0.31%
  1,000,000           Trump Atlantic City Associates, 11.250%,
                        due 05/01/06                                    715,000
                                                                  -------------
                      LODGING: 6.35%
  3,000,000           Hollywood Casino Shreveport, 13.000%,
                        due 08/01/06                                  3,232,500
  2,250,000           Mandalay Resort Group, 9.250%,
                        due 12/01/05                                  2,334,375
  3,500,000           Park Place Entertainment Corp., 8.875%,
                        due 09/15/08                                  3,670,625
  2,000,000           Prime Hospitality Corp., 9.750%,
                        due 04/01/07                                  2,095,000
  3,250,000           Station Casinos, Inc., 9.875%,
                        due 07/01/10                                  3,501,875
                                                                  -------------
                                                                     14,834,375
                                                                  -------------
                      MACHINERY-CONSTRUCTION & MINING: 1.77%
  4,015,000           Terex Corp., 8.875%, due 04/01/08               4,145,488
                                                                  -------------
                      MACHINERY-DIVERSIFIED: 2.60%
  2,756,000           Columbus McKinnon Corp., 8.500%,
                        due 04/01/08                                  2,687,100
  6,500,000           Numatics, Inc., 9.625%, due 04/01/08            3,380,000
                                                                  -------------
                                                                      6,067,100
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                          Security                             Value
--------------------------------------------------------------------------------
                      MEDIA: 11.36%
$ 4,000,000           Adelphia Communications, 10.250%,
                        due 11/01/06                              $   3,740,000
  3,750,000           Charter Communications Holdings, 11.125%,
                        due 01/15/11                                  3,778,125
  7,500,000     **    Classic Cable, Inc., 9.375%, due 08/01/09       1,125,000
 12,390,000     **    Classic Cable, Inc., 10.500%, due 03/01/10      1,858,500
  2,800,000           Echostar DBS Corp., 9.250%, due 02/01/06        2,884,000
    500,000           Echostar DBS Corp., 9.375%, due 02/01/09          522,500
  3,500,000     +     Insight Communications, 0/12.250%,
                        due 02/15/11                                  2,310,000
  1,300,000           Jones Intl. Networks Ltd., 11.750%,
                        due 07/01/05                                    669,500
  1,500,000     #     Nextmedia Operating, Inc., 10.750%,
                        due 07/01/11                                  1,616,250
  3,795,000           Northland Cable Television, Inc., 10.250%,
                        due 11/15/07                                  3,225,750
  3,500,000           Primedia, Inc., 7.625%, due 04/01/08            3,027,500
    300,000           Primedia, Inc., 8.875%, due 05/15/11              274,500
  1,000,000           Sinclair Broadcast Group, Inc., 8.750%,
                        due 12/15/07                                  1,025,000
  4,750,000   **,XX   Source Media, Inc., 12.000%, due 11/01/04         475,000
                                                                  -------------
                                                                     26,531,625
                                                                  -------------
                      MISCELLANEOUS MANUFACTURING: 0.95%
  3,500,000           Park-Ohio Industries, Inc., 9.250%,
                        due 12/01/07                                  2,222,500
                                                                  -------------
                      OIL & GAS: 5.89%
  8,110,000           Energy Corp. of America, 9.500%,
                        due 05/15/07                                  5,555,350
  6,400,000     @@    Northern Oil ASA, 10.000%, due 05/15/05         4,064,000
  3,200,000           Premcor Refining Group, Inc., 8.375%,
                        due 11/15/07                                  3,008,000
  1,200,000           Premcor Refining Group, Inc., 8.625%,
                        due 08/15/08                                  1,134,000
                                                                  -------------
                                                                     13,761,350
                                                                  -------------
                      PACKAGING & CONTAINERS: 2.10%
$ 2,290,000           Owens-Illinois, Inc., 7.850%,
                        due 05/15/04                              $   2,255,650
  2,050,000           Riverwood Int'l Corp., 10.625%,
                        due 08/01/07                                  2,183,250
    684,035   #,&,XX  Russell-Stanley Holdings, Inc., 9.000%,
                        due 11/30/08                                    454,883
                                                                  -------------
                                                                      4,893,783
                                                                  -------------
                      RETAIL: 0.43%
  1,000,000           Big 5 Corp., 10.875%, due 11/15/07              1,006,250
                                                                  -------------
                      SEMICONDUCTORS: 2.63%
  3,000,000           Amkor Technology, Inc., 9.250%,
                        due 05/01/06                                  2,992,500
  7,750,000     **    ZiLog, Inc., 9.500%, due 03/01/05               3,138,750
                                                                  -------------
                                                                      6,131,250
                                                                  -------------
                      TELECOMMUNICATIONS: 13.64%
 21,225,000     **    Adelphia Business Solutions, Inc.,
                        12.000%, due 11/01/07                           530,625
    555,000     **    Adelphia Business Solutions, Inc.,
                        13.000%, due 04/15/03                            15,262
  1,500,000           Alamosa Delaware, Inc., 12.500%,
                        due 02/01/11                                  1,237,500
  3,000,000           American Cellular Corp., 9.500%,
                        due 10/15/09                                  2,220,000
    700,000   @@,**   Call-Net Enterprises, Inc., 8.000%,
                        due 08/15/08                                    175,000
  6,500,000  @@,**,+  Call-Net Enterprises, Inc., 0/8.940%,
                        due 08/15/08                                  1,592,500
  6,000,000   @@,**   Call-Net Enterprises, Inc., 9.375%,
                        due 05/15/09                                  1,770,000
  3,400,000     **    Concentric Network Corp., 12.750%,
                        due 12/15/07                                    442,000
  1,500,000           Crown Castle Int'l Corp., 10.750%,
                        due 08/01/11                                  1,357,500
  3,600,000     **    ICG Services, Inc., 10.000%, due 02/15/08         198,000
    900,000           ITC Deltacom, Inc., 8.875%, due 03/01/08          202,500
  1,000,000           ITC Deltacom, Inc., 9.750%, due 11/15/08          225,000
  4,000,000           Iwo Holdings, Inc., 14.000%, due 01/15/11       3,420,000
  9,581,938           Metromedia Intl. Group, Inc., 10.500%,
                        due 09/30/07                                  4,886,788
$ 4,600,000           Nextel Communications, Inc., 9.375%,
                        due 11/15/09                              $   3,070,500
  6,160,000           NMS Communications Corp. 5.000%,
                        due 10/15/05                                  3,934,700
  2,500,000     @@    Rogers Cantel, Inc., 9.375%, due 06/01/08       2,318,750
  3,800,000   #,**,X  SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
  5,000,000   #,**,X  SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
  8,500,000   #,**,X  SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
  6,050,000     @@    Telewest Communications PLC, 9.625%,
                        due 10/01/06                                  3,025,000
  8,267,451   #,**,X  US Interactive, 12.000%, due 04/17/05             796,156
  6,250,000     **    WinStar Communications, Inc., 12.750%,
                        due 04/15/10                                        625
  4,100,000    +,**   XO Communications, Inc., 0/9.450%,
                        due 04/15/08                                    451,000
                                                                  -------------
                                                                     31,869,406
                                                                  -------------
                      TRANSPORTATION: 1.80%
  4,315,000           Gulfmark Offshore, Inc., 8.750%,
                        due 06/01/08                                  4,207,125
                                                                  -------------
                      Total Corporate Bonds
                        (Cost $260,115,299)                         193,299,420
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S): 0.06%
                      DIVERSIFIED FINANCIAL SERVICES: 0.06%
    500,000   #,XX    Westways Funding II Ltd., 18.370%,
                        due 01/29/03                                    150,000
                                                                  -------------
                      Total CMO's (Cost $500,000)                       150,000
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.17%
                      OIL & GAS: 0.00%
    866,408    @,XX   Orion Refining Corp.                        $       8,664
                                                                  -------------
                      PACKAGING & CONTAINERS: 0.08%
    100,000   @,#,XX  Russell-Stanley Holdings, Inc.                    175,000
                                                                  -------------
                      RETAIL: 0.00%
    220,738    @,X    International Fast Food Corp.                          --
                                                                  -------------
                      TELECOMMUNICATIONS: 0.08%
     61,806     @     Adelphia Business Solutions                         2,472
     89,000  @,@@,XX  Completel Europe NV                                42,720
    483,445    @,X    International Wireless Communications
                        Holdings, Inc.                                    4,834
      2,350    @,X    Jordan Telecommunications                         122,200
                                                                  -------------
                                                                        172,226
                                                                  -------------
                      TRANSPORTATION: 0.01%
      2,000    @,@@   CHC Helicopter Corp.                               33,460
                                                                  -------------
                      Total Common Stock (Cost $23,897,703)             389,350
                                                                  -------------
PREFERRED STOCK: 5.00%
                      DIVERSIFIED FINANCIAL SERVICES: 5.00%
    740,726    @,&    North Atlantic Trading Co.                     11,666,434
                                                                  -------------
                      TELECOMMUNICATIONS: 0.00%
     10,371   @,&,XX  Adelphia Business Solutions, Inc.                     104
     43,148    @,&    XO Communications, Inc.                               431
     28,440    @,&    XO Communications, Inc.-Series B                      284
                                                                  -------------
                                                                            819
                                                                  -------------
                      Total Preferred Stock
                        (Cost $25,617,459)                           11,667,253
                                                                  -------------
Principal
 Amount                                                               Value
---------                                                             -----
WARRANTS: 0.13%
                      COMMERCIAL SERVICES: 0.00%
     92,950   @,XX    Comforce Corp., Exp. 12/01/09               $         930
                                                                  -------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.00%
      5,480   @,XX    North Atlantic Trading Co., Exp. 06/15/07              55
                                                                  -------------
                      ELECTRONICS: 0.00%
        100    @,X    Electronic Retailing Systems,
                        Exp. 02/01/04                                         1
                                                                  -------------
                      METAL FABRICATE/HARDWARE: 0.00%
     10,000   @,@@,X  Int'l Utility Structures, Inc.,
                        Exp. 02/01/03                                        --
                                                                  -------------
                      MISCELLANEOUS MANUFACTURING: 0.10%
     21,705    @,XX   Packaged Ice, Inc., Exp. 04/15/04                 234,414
                                                                  -------------
                      TELECOMMUNICATIONS: 0.00%
     10,000     @,X   Cellnet Data Systems, Inc., Exp. 09/15/07             100
      6,600    @,@@   ICG Communications, Inc., Exp. 09/15/05                66
      7,000     @,X   Poland Telekom, Inc., Exp. 03/31/03                    --
      3,833     @,X   US Interactive, Exp. 04/17/05                          --
                                                                  -------------
                                                                            166
                                                                  -------------
                      TRANSPORTATION: 0.03%
      6,000      @    Travelcenters of America, Inc.,
                        Exp. 11/14/10                                    61,500
                                                                  -------------
                      Total Warrants (Cost $932,855)                    297,066
                                                                  -------------
                      Total Long-Term Investments
                        (Cost $311,063,316)                         205,803,089
                                                                  -------------

Principal
 Amount                                                               Value
---------                                                             -----
                      SHORT-TERM INVESTMENTS: 8.94%
                      REPURCHASE AGREEMENT: 8.94%
$20,880,000           State Street Repurchase Agreement dated
                        03/28/02, 1.620% due 04/01/02,
                        $20,883,758 to be received upon
                        repurchase (Collateralized by
                        $17,090,000 U.S. Treasury Bond,
                        8.125% Market Value $21,300,788
                        due 08/15/21)                             $  20,880,000
                                                                  -------------
                      Total Short-Term Investments
                        (Cost $20,880,000)                           20,880,000
                                                                  -------------
                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $ 331,943,316)*             97.07%  $ 226,683,089
                      OTHER ASSETS AND LIABILITIES-NET     2.93%      6,843,427
                                                        -------   -------------
                      NET ASSETS                         100.00%  $ 233,526,516
                                                        =======   =============

@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security
X Fair value determined by ING Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
&    Payment-in-kind
* Cost for federal income tax purposes is $332,135,807. Net unrealized depreciation consists of:

                      Gross Unrealized Appreciation               $   8,347,716
                      Gross Unrealized Depreciation                (113,800,434)
                                                                  -------------
                      Net Unrealized Depreciation                 $(105,452,718)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                          Security                                Value
--------------------------------------------------------------------------------

ASSET-BACKED COMMERCIAL PAPER: 21.42%
$ 5,000,000    Ciesco LP, 1.790%, due 04/22/02                    $   4,994,779
  5,000,000    Ciesco LP, 1.800%, due 04/25/02                        4,994,000
  5,000,000    Corporate Asset Funding Corp., 1.780%,
                 due 04/16/02                                         4,996,292
  4,164,000    Delaware Funding Corp., 1.810%, due 05/08/02           4,156,254
  5,000,000    Delaware Funding Corp., 1.820%, due 04/30/02           4,992,669
  7,000,000    Delaware Funding Corp., 1.880%, due 06/10/02           6,974,411
  5,000,000    Edison Asset Securitization 1.810%, due 05/07/02       4,990,950
  5,000,000    Edison Asset Securitization 1.820%, due 05/22/02       4,987,108
  7,000,000    Edison Asset Securitization 1.880%, due 06/04/02       6,976,604
  5,000,000    Edison Asset Securitization 1.940%, due 08/12/02       4,964,164
  7,345,000    Enterprise Funding Corp., 1.630%, due 04/11/02         7,341,674
  4,045,000    Enterprise Funding Corp., 1.800%, due 04/12/02         4,042,775
  5,000,000    Enterprise Funding Corp., 1.800%, due 04/30/02         4,992,750
  5,014,000    Enterprise Funding Corp., 1.820%, due 04/26/02         5,007,663
  5,000,000    Park Avenue Receivable, 1.800%, due 04/02/02           4,999,750
  5,000,000    Park Avenue Receivable, 1.800%, due 04/18/02           4,995,750
  5,000,000    Park Avenue Receivable, 1.800%, due 04/23/02           4,994,500
  5,000,000    Park Avenue Receivable, 1.810%, due 04/10/02           4,997,737
  4,006,000    Park Avenue Receivable, 1.840%, due 04/29/02           4,000,267
  5,000,000    Preferred Receivable Funding, 1.800%, due 04/01/02     5,000,000
  5,000,000    Windmill Funding Corp., 1.790%, due 05/09/02           4,990,554
  5,000,000    Windmill Funding Corp., 1.800%, due 04/19/02           4,995,500
  5,000,000    Windmill Funding Corp., 1.810%, due 04/02/02           4,999,749
                                                                   ------------
               Total Asset-Backed Commercial Paper
                 (Cost $118,385,900)                                118,385,900
                                                                   ------------
COMMERCIAL PAPER: 15.89%
               FIRE, MARINE AND CASUALTY INSURANCE: 1.81%
  5,000,000    AIG Funding, Inc., 1.760%, due 04/04/02                4,999,267
  5,000,000    AIG Funding, Inc., 1.830%, due 05/20/02                4,987,546
                                                                   ------------
                                                                      9,986,813
                                                                   ------------
               FOREIGN BANK & BRANCHES: 0.90%
  5,000,000    UBS Finance (DE), 1.850%, 06/06/02                     4,983,042
                                                                   ------------
               MANAGEMENT SERVICES: 1.80%
  5,000,000    Verizon Global Funding, 2.080%, 09/04/02               4,954,933
  5,000,000    Verizon Global Funding, 2.320%, 04/30/02               4,990,656
                                                                   ------------
                                                                      9,945,589
                                                                   ------------
               PERSONAL CREDIT INSTITUTIONS: 6.14%
  5,000,000    General Electric Capital Corp., 1.990%,
                 due 07/11/02                                         4,972,085
  7,000,000    Household Finance Corp., 1.730%, due 04/09/02          6,997,309
  5,000,000    Household Finance Corp., 1.860%, due 05/02/02          4,991,992
  5,000,000    Transamerica Finance Corp., 1.780%, due 04/08/02       4,998,269
  7,000,000    Transamerica Finance Corp., 1.780%, due 05/15/02       6,984,771
  5,000,000    Transamerica Finance Corp., 1.890%, due 06/19/02       4,979,262
                                                                   ------------
                                                                     33,923,688
                                                                   ------------
               SECURITY BROKERS, DEALERS, AND
               FLOTATION COMPANIES: 3.97%
  5,000,000    Morgan Stanley Dean Witter and Co., 1.790%, due
                 04/15/02                                             4,996,519
  5,000,000    Morgan Stanley Dean Witter and Co., 1.800%, due
                 05/13/02                                             4,989,500
  7,000,000    Morgan Stanley Dean Witter and Co., 1.840%, due
                 05/16/02                                             6,983,900
  5,000,000    Salomon Smith Barney Holdings, 1.8300%, due
                 05/16/02                                             4,988,563
                                                                   ------------
                                                                     21,958,482
                                                                   ------------
               TOILET PREPARATIONS: 1.27%
  7,000,000    Gillette Co., 2.160% , due 04/22/02                    6,991,180
                                                                   ------------
               Total Commercial Paper (Cost $87,788,794)             87,788,794
                                                                   ------------
CORPORATE NOTES: 27.21%
               BANK HOLDING COMPANIES: 11.07%
  9,570,000    Bank of America Corp., 7.350%, due 04/03/02            9,571,236
  5,000,000    Bank One Corp., 1.920%, due 04/26/02                   5,000,634
  3,000,000    Chase Manhattan Corp., 1.970%, due 07/08/02            3,001,330
  5,000,000    Chase Manhattan Corp., 1.990%, due 09/11/02            5,003,377
  3,000,000    CitiCorp., 2.099%, due 06/24/02                        3,000,815
  7,000,000    Fleet Boston Financial Corp., 2.000%, due 05/01/02     7,001,211
  6,000,000    Nationsbank Corp., 2.180%, due 06/25/02                6,003,262
  3,000,000    Nationsbank Corp., 2.260%, due 08/23/02                3,003,799
 12,000,000    Wells Fargo and Co., 1.979%, due 10/30/02             12,011,233
  7,500,000    Wells Fargo and Co., 6.500%, due 09/03/02              7,587,702
                                                                   ------------
                                                                     61,184,599
                                                                   ------------
               COMMERCIAL BANKS: 1.09%
  6,000,000    Citigroup, Inc., 1.870%, due 07/12/02                  6,000,170
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                       Security                                  Value
--------------------------------------------------------------------------------
              FEDERAL & FEDERALLY-SPONSORED CREDIT: 0.91%
$ 5,000,000   Sallie Mae, 1.194%, due 08/15/02                    $   5,000,000
                                                                   ------------
              NATIONAL COMMERCIAL BANKS: 5.25%
  4,000,000   Bank of America NA, 1.970%, due 05/20/02                4,000,702
  5,000,000   Bank One NA Illinois, 1.970%, due 04/07/03              5,006,558
  5,000,000   Fleet National Bank, 1.995%, due 09/03/02               5,003,266
  7,000,000   Fleet National Bank, 2.060%, due 03/06/03               7,011,625
  8,000,000   Wells Fargo Bank NA, 1.840%, due 01/21/03               8,000,000
                                                                   ------------
                                                                     29,022,151
                                                                   ------------
              PERSONAL CREDIT INSTITUTIONS: 2.09%
  7,000,000   Associates Corp. NA, 1.960%, due 05/01/02               7,001,031
  2,500,000   General Electric Capital Corp., 5.350%,
                due 11/18/02                                          2,549,378
  2,000,000   General Electric Capital Corp., 5.500%,
                due 04/15/02                                          2,002,819
                                                                   ------------
                                                                     11,553,228
                                                                   ------------
              SECURITY BROKERS, DEALERS,
              AND FLOTATION COMPANIES: 3.18%
  5,000,000   Merrill Lynch and Co., 2.070%, due 04/08/02             5,000,361
  2,500,000   Merrill Lynch and Co., 2.079%, due 05/31/02             2,500,719
  5,000,000   Merrill Lynch and Co., 4.300%, due 04/24/02             5,000,000
  5,000,000   Merrill Lynch and Co., 7.250%, due 07/26/02             5,051,639
                                                                   ------------
                                                                     17,552,719
                                                                   ------------
              TELEPHONE COMMUNICATIONS: 3.62%
 10,000,000   BellSouth Corp., 4.287%, due 04/26/02                   9,999,911
  5,000,000   BellSouth Telecommunications, 1.910%, due 04/04/03      5,000,000
  5,000,000   SBC Communications, Inc., 4.250%, due 06/05/02          5,000,000
                                                                   ------------
                                                                     19,999,911
                                                                   ------------
              Total Corporate Notes (Cost $150,312,778)             150,312,778
                                                                   ------------
 CERTIFICATES OF DEPOSIT: 29.33%
              FOREIGN BANK AND BRANCHES: 23.18%
 10,000,000   Abbey National Treasury Services PLC, 2.010%,
                due 07/25/02                                         10,000,318
  5,000,000   Abbey National Treasury Services PLC, 4.520%,
                due 04/17/02                                          4,999,829
  5,000,000   ABN Amro Bank NV, 1.905%, due 06/11/02                  5,001,221
  7,000,000   ABN Amro Bank NV, 4.545%, due 04/17/02                  7,008,200
  5,000,000   Barclays Bank PLC, 2.130%, due 05/28/02                 5,001,875
  7,000,000   Barclays Bank PLC, 4.120%, due 05/09/02                 7,016,896
  5,000,000   Barclays Bank PLC, 4.200%, due 05/21/02                 5,016,127
  4,000,000   Barclays Bank PLC, 4.290%, due 04/25/02                 3,999,786
  5,000,000   Canadian Imperial Bank NY Yankee, 1.880%, due
                05/08/02                                              4,999,581
  7,000,000   Credit Suisse First Boston, 1.800%, due 05/14/02        7,000,083
  5,000,000   Dexia Bank, 1.900%, due 06/03/02                        5,000,085
  7,000,000   Lloyds Bank PLC, 2.200%, due 04/26/02                   7,001,728
 10,000,000   Rabobank Nederland, 1.835%, due 07/05/02               10,000,131
  7,000,000   Rabobank Nederland, 2.000%, due 09/03/02                7,001,157
  7,000,000   Rabobank Nederland, 2.850%, due 03/24/03                6,997,303
  7,000,000   Royal Bank Scotland, 3.610%, due 09/06/02               7,047,855
  5,000,000   Toronto Dominion Bank Ltd., 3.655%, due 10/04/02        5,000,124
  7,000,000   UBS AG Stamford CT Yankee, 1.790%, due 07/22/02         7,000,000
  7,000,000   UBS AG Stamford CT Yankee, 1.860%, due 07/31/02         7,000,000
  6,000,000   UBS AG Stamford CT Yankee, 3.638%, due 09/27/02         5,999,854
                                                                   ------------
                                                                    128,092,153
                                                                   ------------
              NATIONAL COMMERCIAL BANKS: 6.15%
$ 5,000,000   Bank One NA Illinois, 4.100%, due 05/06/02              5,000,000
 10,000,000   Southtrust Bank NA, 2.000%, due 06/03/02               10,000,000
  7,000,000   State Street Bank and Trust, 1.790%, due 04/10/02       7,000,000
  7,000,000   State Street Bank and Trust, 1.880%, due 06/12/02       7,000,000
  5,000,000   State Street Bank and Trust, 2.010%, due 07/19/02       5,000,000
                                                                   ------------
                                                                     34,000,000
                                                                   ------------
              Total Certificates of Deposit (Cost $162,092,153)     162,092,153
                                                                   ------------

REPURCHASE AGREEMENT: 5.50%
 30,393,000   State Street Repurchase Agreement dated 03/28/02,
                1.820% due 04/01/02, $ 30,399,146 to be received
                upon repurchase (Collateralized by $29,035,000
                FNMA, 6.625% Market Value $31,002,295, due
                11/15/10)                                            30,393,000
                                                                   ------------
              TOTAL INVESTMENTS IN SECURITIES
                (COST $ 548,972,625)*                  99.35%      $548,972,625
              OTHER ASSETS AND LIABILITIES-NET          0.65%         3,603,786
                                                      ------       ------------
              NET ASSETS                              100.00%      $552,576,411
                                                      ======       ============

  * Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail funds) and Variable Products held February 21, 2002, at the offices of ING, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                              SHARES VOTED
                                               AGAINST OR       SHARES       BROKER         TOTAL
                         SHARES VOTED FOR       WITHHELD      ABSTAINED     NON-VOTE     SHARES VOTED
                         ----------------       --------      ---------     --------     ------------

1.   To elect twelve (12) members of the Boards of Directors or Trustees to hold office until the election and qualification of their successors.

ING High Yield Fund (formerly Pilgrim High Yield Fund)
Paul S. Doherty              46,176,643        1,004,493          --           --         47,181,136
J. Michael Earley            46,201,604          979,532          --           --         47,181,136
R. Barbara Gitenstein        46,208,976          972,160          --           --         47,181,136
Walter H. May                46,203,177          977,959          --           --         47,181,136
Thomas J. McInerney          46,194,036          987,100          --           --         47,181,136
Jock Patton                  46,197,265          983,871          --           --         47,181,136
David W.C. Putnam            46,173,260        1,007,876          --           --         47,181,136
Blaine E. Rieke              46,184,821          996,315          --           --         47,181,136
Robert C. Salipante          46,206,782          974,354          --           --         47,181,136
John G. Turner               46,206,520          978,616          --           --         47,185,136
Roger B. Vincent             46,210,297          970,839          --           --         47,181,136
Richard A. Wedemeyer         46,201,639          979,497          --           --         47,181,136

ING GNMA Income Fund (formerly Pilgrim GNMA Income Fund)
Paul S. Doherty              53,821,224        1,448,657          --           --         55,269,881
J. Michael Earley            53,840,904        1,428,977          --           --         55,269,881
R. Barbara Gitenstein        53,776,043        1,493,838          --           --         55,269,881
Walter H. May                53,802,977        1,466,904          --           --         55,269,881
Thomas J. McInerney          53,823,075        1,446,806          --           --         55,269,881
Jock Patton                  53,840,084        1,429,797          --           --         55,269,881
David W.C. Putnam            53,850,492        1,419,389          --           --         55,269,881
Blaine E. Rieke              53,822,913        1,446,968          --           --         55,269,881
Robert C. Salipante          53,796,603        1,473,278          --           --         55,269,881
John G. Turner               53,797,818        1,472,063          --           --         55,269,881
Roger B. Vincent             53,828,021        1,441,860          --           --         55,269,881
Richard A. Wedemeyer         53,812,896        1,456,985          --           --         55,269,881

ING Classic Money Market Fund (formerly ING Pilgrim Money Market Fund)
Paul S. Doherty             188,883,011        6,731,516          --           --        195,614,527
J. Michael Earley           188,986,979        6,627,548          --           --        195,614,527
R. Barbara Gitenstein       189,028,491        6,586,036          --           --        195,614,527
Walter H. May               189,019,946        6,594,581          --           --        195,614,527
Thomas J. McInerney         189,020,476        6,594,051          --           --        195,614,527
Jock Patton                 189,100,508        6,514,019          --           --        195,614,527
David W.C. Putnam           189,094,902        6,519,625          --           --        195,614,527
Blaine E. Rieke             188,855,888        6,758,639          --           --        195,614,527
Robert C. Salipante         189,048,154        6,566,373          --           --        195,614,527
John G. Turner              189,064,033        6,550,494          --           --        195,614,527
Roger B. Vincent            189,029,849        6,584,678          --           --        195,614,527
Richard A. Wedemeyer        189,085,689        6,528,838          --           --        195,614,527

--------------------------------------------------------------------------------


                                                        SHARES VOTED
                                                         AGAINST OR       SHARES         BROKER          TOTAL
                                   SHARES VOTED FOR       WITHHELD      ABSTAINED       NON-VOTE      SHARES VOTED
                                   ----------------       --------      ---------       --------      ------------
ING Intermediate Bond Fund (formerly Pilgrim Intermediate Bond Fund)
Paul S. Doherty                         4,488,887           25,155             --             --        4,514,042
J. Michael Earley                       4,488,974           25,068             --             --        4,514,042
R. Barbara Gitenstein                   4,487,142           26,900             --             --        4,514,042
Walter H. May                           4,488,974           25,068             --             --        4,514,042
Thomas J. McInerney                     4,488,337           25,705             --             --        4,514,042
Jock Patton                             4,488,974           25,068             --             --        4,514,042
David W.C. Putnam                       4,488,974           25,068             --             --        4,514,042
Blaine E. Rieke                         4,488,887           25,155             --             --        4,514,042
Robert C. Salipante                     4,488,887           25,155             --             --        4,514,042
John G. Turner                          4,488,887           25,155             --             --        4,514,042
Roger B. Vincent                        4,488,974           25,068             --             --        4,514,042
Richard A. Wedemeyer                    4,488,887           25,155             --             --        4,514,042

ING High Yield Opportunity Fund (formerly Pilgrim High Yield Fund II)
Paul S. Doherty                        19,811,718          639,664             --             --       20,451,382
J. Michael Earley                      19,819,311          632,071             --             --       20,451,382
R. Barbara Gitenstein                  19,814,390          636,992             --             --       20,451,382
Walter H. May                          19,812,085          639,297             --             --       20,451,382
Thomas J. McInerney                    19,820,146          631,236             --             --       20,451,382
Jock Patton                            19,816,309          635,073             --             --       20,451,382
David W.C. Putnam                      19,817,753          633,629             --             --       20,451,382
Blaine E. Rieke                        19,812,251          639,131             --             --       20,451,382
Robert C. Salipante                    19,817,364          634,018             --             --       20,451,382
John G. Turner                         19,816,649          634,733             --             --       20,451,382
Roger B. Vincent                       19,819,047          632,335             --             --       20,451,382
Richard A. Wedemeyer                   19,813,179          638,203             --             --       20,451,382

ING Strategic Income Fund (formerly Pilgrim Strategic Income Fund)
Paul S. Doherty                         4,320,843           25,974             --             --        4,346,817
J. Michael Earley                       4,320,843           25,974             --             --        4,346,817
R. Barbara Gitenstein                   4,320,843           25,974             --             --        4,346,817
Walter H. May                           4,320,843           25,974             --             --        4,346,817
Thomas J. McInerney                     4,320,843           25,974             --             --        4,346,817
Jock Patton                             4,320,843           25,974             --             --        4,346,817
David W.C. Putnam                       4,320,843           25,974             --             --        4,346,817
Blaine E. Rieke                         4,320,843           25,974             --             --        4,346,817
Robert C. Salipante                     4,320,843           25,974             --             --        4,346,817
John G. Turner                          4,320,843           25,974             --             --        4,346,817
Roger B. Vincent                        4,320,843           25,974             --             --        4,346,817
Richard A. Wedemeyer                    4,320,843           25,974             --             --        4,346,817

2.   To Approve amendments to Declarations of Trust or Trust Instruments, as the case may be, for some of the Funds
     to, among other things, permit the    Boards to determine the number of Directors/Trustees to the Funds.

ING Classic Money Market Fund         155,266,418        4,965,212      8,329,569     27,053,329      195,614,528
ING Intermediate Bond Fund              3,362,941           45,186          8,054      1,097,862        4,514,043

3.   To Approve Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds.[a][b]

ING High Yield Fund                    25,481,558          493,032      1,198,065     20,008,482       47,181,137
ING GNMA Income Fund, Inc.             35,824,691        1,137,007      1,693,666     16,614,517       55,269,881
ING High Yield Opportunity Fund        11,739,943          359,365        534,340      7,817,735       20,451,383
ING Strategic Income Fund               2,751,083            9,747         33,970      1,552,018        4,346,818

--------------------------------------------------------------------------------

                                                                  SHARES VOTED
                                                                   AGAINST OR          SHARES     BROKER         TOTAL
                                               SHARES VOTED FOR     WITHHELD          ABSTAINED   NON-VOTE    SHARES VOTED
                                               ----------------     --------          ---------   --------    ------------
4.   To Confirm PricewaterhouseCoopers LLP as current independent auditors of certain Funds.

ING Classic Money Market Fund                      187,664,720      1,527,213         6,422,595      --       195,614,528
ING High Yield Fund                                 45,673,807        403,979         1,103,351      --        47,181,137
ING GNMA Income Fund, Inc.                          53,435,758        663,447         1,309,667      --        55,408,872
ING High Yield Opportunity Fund                     19,596,147        253,116           602,120      --        20,451,383
ING Intermediate Bond Fund                           4,496,199         10,662             7,182      --         4,514,043
ING Strategic Income Fund                            4,301,603         12,590            32,625      --         4,346,818

6.   To transact such other business as may properly come before the Special Meeting or any adjournment (s) or postponement(s)
     thereof.

ING Classic Money Market Fund                      181,502,551      2,173,865        11,938,111      --       195,614,527
ING High Yield Fund                                 44,805,106        694,969         1,681,062      --        47,181,137
ING GNMA Income Fund, Inc.                          51,435,758      1,257,920         2,576,203      --        55,269,881
ING High Yield Opportunity Fund                     19,016,841        399,466         1,035,076      --        20,451,383
ING Intermediate Bond Fund                           4,425,626         62,479            25,938      --         4,514,043
ING Strategic Income Fund                            4,234,872         28,485            83,461      --         4,346,818

A special meeting of shareholders of the ING High Yield Fund held March 14, 2002, at the offices of ING, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

1.   To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among High Yield Fund and
     Pilgrim High Yield Fund II ("High Yield Fund II") providing for the merger of High Yield Fund with and into High Yield
     Fund II, which will be renamed the "ING High Yield Opportunity Fund."[c]

ING High Yield Fund                                 20,826,386        658,061           871,078      --        22,355,525

2.   To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.[c]

ING High Yield Fund                                 20,568,412        728,301         1,058,812      --        22,355,525

----------
[a] The special Meeting of Shareholders of the ING Retail Funds was adjourned to March 21, 2002, to permit the further solicitation of shareholders of the ING GNMA Income Fund for their proxies relating to the proposal. The results shown are for the February 21 and March 21, 2002 meetings.
[b] The special Meeting of Shareholders of the ING Retail Funds was adjourned to March 21, 2002, April 9, 2002 and then to April 16, 2002 to permit the further solicitation of shareholders of the ING High Yield and ING High Yield Opportunity Funds for their proxies relating to the proposal. The results shown are for the February 21 and March 21, 2002 meetings.
[c] The special Meeting of Shareholders of the ING High Yield Fund was adjourned until April 9, 2002 to permit the further solicitation of shareholders for their proxies relating to this proposal. The results shown are for the March 14, 2002 meeting.

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2002 were as follows:

FUND NAME                          TYPE     PER SHARE AMOUNT
---------                          ----     ----------------
ING GNMA Income Fund
    Class A                        NII         $  0.4720
    Class B                        NII         $  0.4110
    Class C                        NII         $  0.4110
    Class I                        NII         $  0.1060
    Class M                        NII         $  0.4333
    Class Q                        NII         $  0.4720
    Class T                        NII         $  0.4370
ING Intermediate Bond Fund
    Class A                        NII         $  0.5253
    Class B                        NII         $  0.4489
    Class C                        NII         $  0.4465
    Class I                        NII         $  0.0708
    Class A                       STCG         $  0.6711
    Class B                       STCG         $  0.6711
    Class C                       STCG         $  0.6711
ING Strategic Income Fund
    Class A                        NII         $  0.8690
    Class B                        NII         $  0.8300
    Class C                        NII         $  0.8300
    Class Q                        NII         $  0.8820
ING High Yield Fund
    Class A                        NII         $  0.3550
    Class B                        NII         $  0.3210
    Class C                        NII         $  0.3210
    Class M                        NII         $  0.3210
    Class Q                        NII         $  0.3670
    All Classes                    ROC         $  0.0850
ING High Yield Opportunity Fund
    Class A                        NII         $  0.9941
    Class B                        NII         $  0.9322
    Class C                        NII         $  0.9337
    Class Q                        NII         $  1.0058
    Class T                        NII         $  0.9674
ING Classic Money Market
    Class A                        NII         $  0.0280
    Class B                        NII         $  0.0220
    Class C                        NII         $  0.0219
    Class I                        NII         $  0.0365

----------
NII -- Net investment income
STCG -- Short-term capital gain
ROC -- Return of capital

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2001.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Funds is set forth below:

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

Paul S. Doherty                Director/Trustee   10-29-99     Retired. Mr. Doherty was          106     Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                      to Present   formerly President and                    of the GCG Trust (February
Scottsdale, AZ 85258                                           Partner, Doherty, Wallace,                2002 to present).
Age: 67                                                        Pillsbury and Murphy,
                                                               P.C.,Attorneys (1996 to
                                                               2001); a Director of
                                                               Tambrands, Inc. (1993 to
                                                               1998); and a Trustee of each
                                                               of the funds managed by
                                                               Northstar Investment
                                                               Management Corporation
                                                               (1993 to 1999).

J. Michael Earley              Director/Trustee   2-22-02 to   President and Chief               106     Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      Executive Officer of Bankers              of the GCG Trust (1997 to
Scottsdale, AZ 85258                                           Trust Company, N.A. (1992                 present).
Age: 56                                                        to present).

R. Barbara Gitenstein          Director/Trustee   2-22-02 to   President of the College of       106     Dr. Gitenstein is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      New Jersey (1999 to                       of the GCG Trust (1997 to
Scottsdale, AZ 85258                                           present); Executive Vice                  present).
Age: 53                                                        President and Provost at
                                                               Drake University (1992 to
                                                               1998).

Walter H. May                  Director/Trustee   10-29-99     Retired. Mr. May was              106     Mr. May is a Trustee for
7337 E. Doubletree Ranch Rd.                      to Present   formerly Managing Director                the Best Prep Charity (1991
Scottsdale, AZ 85258                                           and Director of Marketing                 to present) and the GCG
Age: 65                                                        for Piper Jaffray, Inc. (an               Trust (February 2002 to
                                                               investment                                present).
                                                               banking/underwriting firm).
                                                               Mr. May was formerly a
                                                               Trustee of each of the funds
                                                               managed by Northstar
                                                               Investment Management
                                                               Corporation (1996 to 1999).

Jock Patton                    Director/Trustee   8-28-95 to   Private Investor. Mr. Patton      106     Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      was formerly Director and                 of the GCG Trust (February
Scottsdale, AZ 85258                                           Chief Executive Officer of                2002 to present); He is
Age: 56                                                        Rainbow Multimedia Group,                 also Director of Hypercom,
                                                               Inc. (January 1999 to                     Inc. and JDA Software
                                                               December 2001); Director of               Group, Inc. (January 1999
                                                               Stuart Entertainment, Inc.;               to present); National
                                                               Directory of Artisoft, Inc.               Airlines, Inc.; and BG
                                                               (1994 to 1998); President                 Associates, Inc.
                                                               and co-owner of StockVal,
                                                               Inc. (November 1992 to June
                                                               1997) and a Partner and
                                                               Director of the law firm of
                                                               Streich Lang, P.A. (1972 to
                                                               1993).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

David W.C. Putnam              Director/Trustee   10-29-99     President and Director of         106     Mr. Putnam is a Trustee of
7337 E. Doubletree Ranch Rd.                      to Present   F.L. Putnam Securities                    GCG Trust (February 2002 to
Scottsdale, AZ 85258                                           Company, Inc. and its                     present); Director of F.L.
Age: 62                                                        affiliates. Mr. Putnam is                 Putnam Securities Company,
                                                               also President, Secretary                 Inc. (June 1978 to
                                                               and Trustee of The Principled             present); F.L. Putnam
                                                               Equity Market Fund. Mr.                   Investment Management
                                                               Putnam was formerly a                     Company (December 2001 to
                                                               Director/Trustee of Trust                 present); Asian American
                                                               Realty Corp., Anchor                      Bank and Trust Company
                                                               Investment Trust, Bow Ridge               (June 1992 to present); and
                                                               Mining Co., and each of the               Notre Dame Health Care
                                                               funds managed by                          Center (1991 to present).
                                                               Northstar Investment                      He is also a Trustee of The
                                                               Management Corporation                    Principled Equity Market
                                                               (1994 to 1999).                           Fund (November 1996 to
                                                                                                         present); Progressive
                                                                                                         Capital Accumulation Trust
                                                                                                         (August 1998 to present);
                                                                                                         Anchor International Bond
                                                                                                         Trust (December 2000 to
                                                                                                         present); F.L. Putnam
                                                                                                         Foundation (December 2000
                                                                                                         to present); Mercy
                                                                                                         Endowment Foundation (1995
                                                                                                         to present);and an Honorary
                                                                                                         Trustee of Mercy Hospital
                                                                                                         (1973 to present).

Blaine E. Rieke                Director/Trustee   2-26-01 to   General Partner of                106     Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                      Present      Huntington Partners, an                   Director/Trustee of the
Scottsdale, AZ 85258                                           investment partnership                    Morgan Chase Trust Co.
Age: 68                                                        (1997 to present). Mr. Rieke              (January 1998 to present)
                                                               was formerly Chairman and                 and the GCG Trust (February
                                                               Chief Executive Officer of                2002 to present).
                                                               Firstar Trust Company (1973
                                                               to 1996). Mr. Rieke was
                                                               formerly the Chairman of
                                                               the Board and a Trustee of
                                                               each of the funds managed
                                                               by ING Investment
                                                               Management Co. LLC. (1998
                                                               to 2001).

Roger B. Vincent               Director/Trustee   2-22-02 to   President of Springwell           106     Mr. Vincent is a Trustee of
7337 E. Doubletree Ranch Rd.                      Present      Corporation, a corporate                  the GCG Trust (1994 to
Scottsdale, AZ 85258                                           advisory firm (1989 to                    present) and a Director of
Age: 56                                                        present). Mr. Vincent was                 AmeriGas Propane, Inc.
                                                               formerly a Director of                    (1998 to present).
                                                               Tatham Offshore, Inc. (1996
                                                               to 2000) and Petrolane, Inc.
                                                               (1993 to 1995).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

Richard A. Wedemeyer           Director/Trustee   2-26-01 to   Vice President - Finance and      106     Mr. Wedemeyer is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      Administration - of the                   of Touchstone Consulting
Scottsdale, AZ 85258                                           Channel Corporation, an                   Group (1997 to present) and
Age: 65                                                        importer of specialty alloy               the GCG Trust (February
                                                               aluminum products (1996 to                2002 to present).
                                                               present). Mr. Wedemeyer
                                                               was formerly Vice President
                                                               - Finance and
                                                               Administration - of
                                                               Performance Advantage,
                                                               Inc., a provider of training
                                                               and consultation services
                                                               (1992 to 1996), and Vice
                                                               President - Operations and
                                                               Administration- of Jim
                                                               Henson Productions (1979
                                                               to 1997). Mr. Wedemeyer
                                                               was a Trustee of each of the
                                                               funds managed by ING
                                                               Investment Management
                                                               Co. LLC. (1998 to 2001).

Interested Directors:

R. Glenn Hilliard(1)           Director/Trustee   2-26-02 to   Chairman and CEO of ING           106     Mr. Hilliard serves as a
ING Americas                                      Present      Americas and a member of                  member of the Board of
5780 Powers Ferry Road                                         its Americas Executive                    Directors of the Clemson
NW Atlanta, GA 30327                                           Committee (1999 to                        University Foundation, the
Age: 59                                                        present). Mr. Hilliard was                Board of Councilors for the
                                                               formerly Chairman and CEO                 Carter Center, a Trustee of
                                                               of ING North America,                     the Woodruff Arts Center
                                                               encompassing the U.S.,                    and sits on the Board of
                                                               Mexico and Canada regions                 Directors for the High
                                                               (1994 to 1999).                           Museum of Art. Mr. Hilliard
                                                                                                         is also a Trustee of GCG
                                                                                                         Trust (February 2002 to
                                                                                                         present).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Interested Directors:

Thomas J. McInerney(2)         Director/Trustee   2-26-01 to   Chief Executive Officer, ING      156     Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                      Present      U.S. Financial Services                   Director/Trustee of Aeltus
Scottsdale, AZ 85258                                           (October 2001 to present);                Investment Management,
Age: 45                                                        President, Chief Executive                Inc. (1997 to present);
                                                               Officer, and Director of                  each of the Aetna Funds
                                                               Northern Life Insurance                   (April 2002 to present);
                                                               Company (2001 to present);                Ameribest Life Insurance
                                                               and President and Director                Co. (2001 to present);
                                                               of Aetna Life Insurance and               Equitable Life Insurance
                                                               Annuity Company (1997 to                  Co. (2001 to present);
                                                               present), Aetna Retirement                First Columbine Life
                                                               Holdings, Inc. (1997 to                   Insurance Co. (2001 to
                                                               present), Aetna Investment                present); Golden American
                                                               Adviser Holding Co. (2000                 Life Insurance Co. (2001
                                                               to present), and Aetna                    to present); Life Insurance
                                                               Retail Holding Company                    Company of Georgia (2001
                                                               (2000 to present). Mr.                    to present); Midwestern
                                                               McInerney was formerly                    United Life Insurance Co.
                                                               General Manager and Chief                 (2001 to present);
                                                               Executive Officer of ING                  ReliaStar Life Insurance
                                                               Worksite Division (since                  Co. (2001 to present);
                                                               December 2000 to October                  Security Life of Denver
                                                               2001); President of Aetna                 (2001 to present); Security
                                                               Financial Services (August                Connecticut Life Insurance
                                                               1997 to December 2000);                   Co. (2001 to present);
                                                               Head of National Accounts                 Southland Life Insurance
                                                               and Core Sales and                        Co. (2001 to present); USG
                                                               Marketing for Aetna U.S.                  Annuity and Life Company
                                                               Healthcare (April 1996 to                 (2001 to present); United
                                                               March 1997); Head of                      Life and Annuity Insurance
                                                               Corporate Strategies for                  Co. Inc (2001 to present);
                                                               Aetna Inc. (July 1995 to                  and the GCG Trust (February
                                                               April 1996); and has held a               2002 to present). Mr.
                                                               variety of line and                       McInerney is a member of
                                                               corporate staff positions                 the Board of the National
                                                               since 1978.                               Commission on Retirement
                                                                                                         Policy, the Governor's
                                                                                                         Council on Economic
                                                                                                         Competitiveness and
                                                                                                         Technology of Connecticut,
                                                                                                         the Board of Directors of
                                                                                                         the Connecticut Business
                                                                                                         and Industry Association,
                                                                                                         the Board of Trustees of
                                                                                                         the Bushnell, theBoard for
                                                                                                         the Connecticut Forum, and
                                                                                                         the Board of the Metro
                                                                                                         Hartford Chamber of
                                                                                                         Commerce, and is Chairman
                                                                                                         of Concerned Citizens for
                                                                                                         Effective Government.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Interested Directors:

John G. Turner(3)              Chairman and       10-29-99     President, Turner Investment      106     Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.   Director/Trustee   to Present   Company (since January                    member of the Board of the
Scottsdale, AZ 85258                                           2002). Mr. Turner was                     GCG Trust. Mr. Turner also
Age: 62                                                        formerly Vice Chairman of                 serves as a Director of the
                                                               ING Americas (2000 to                     Hormel Foods Corporation
                                                               2001); Chairman and Chief                 (May 2000 to present),
                                                               Executive Officer of                      Shopko Stores, Inc. (August
                                                               ReliaStar Financial Corp. and             1999 to present), and M.A.
                                                               ReliaStar Life Insurance                  Mortenson Co. (March 2002
                                                               Company (1993 to 2000);                   to present)
                                                               Chairman of ReliaStar
                                                               United Services Life
                                                               Insurance Company (1995 to
                                                               1998); Chairman of ReliaStar
                                                               Life Insurance Company of
                                                               New York (1995 to 2001);
                                                               Chairman of Northern Life
                                                               Insurance Company (1992 to
                                                               2000); Chairman and
                                                               Director/Trustee of the
                                                               Northstar affiliated
                                                               investment companies (1993
                                                               to 2001) and Director,
                                                               Northstar Investment
                                                               Management Corporation
                                                               and its affiliates (1993
                                                               to 1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

James M. Hennessy              President,      March           President and Chief               --                  --
7337 E. Doubletree Ranch Rd.   Chief           2002 to         Executive Officer of ING
Scottsdale, AZ 85258           Executive       Present         Capital Corporation, LLC,
Age: 52                        Officer, and    (for the        ING Funds Services, LLC, ING
                               Chief           ING Funds)      Advisors, Inc., ING
                               Operating                       Investments, LLC, Lexington
                               Officer                         Funds Distributor, Inc.,
                                                               Express America T.C. Inc.
                               President,      February        and EAMC Liquidation Corp.
                               Chief           2001 to         (since December 2001);
                               Executive       March           Executive Vice President and
                               Officer, and    2002 (for       Chief Operating Officer of
                               Chief           the Pilgrim     ING Quantitative
                               Operating       Funds)          Management, Inc. (since
                               Officer                         October 2001) and ING
                                                               Funds Distributor, Inc. (since
                               Chief           July 2000       June 2000). Formerly, Senior
                               Operating       to              Executive Vice President
                               Officer         February        (June 2000 to December
                                               2001(for        2000) and Secretary (April
                                               the Pilgrim     1995 to December 2000) of
                                               Funds)          ING Capital Corporation,
                                                               LLC, ING Funds Services, LLC,
                                                               ING Investments, LLC, ING
                                                               Advisors, Inc., Express
                                                               America T.C. Inc., and EAMC
                                                               Liquidation Corp.; and
                                                               Executive Vice President,
                                                               ING Capital Corporation,
                                                               LLC and its affiliates (May
                                                               1998 to June 2000) and
                                                               Senior Vice President, ING
                                                               Capital Corporation, LLC
                                                               and its affiliates (April 1995
                                                               to April 1998).

Stanley D. Vyner               Executive       March           Executive Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   Vice President  2002 to         ING Advisors, Inc. and ING
Scottsdale, AZ 85258                           Present         Investments, LLC (since July
Age: 51                                        (for the        2000) and Chief Investment
                                               ING Funds)      Officer of the International
                                                               Portfolios, ING Investments,
                               Executive       July 1996       LLC (since July 1996).
                               Vice President  to March        Formerly, President and
                                               2002 (for       Chief Executive Officer of
                                               the             ING Investments, LLC
                                               international   (August 1996 to August
                                               portfolios      2000).
                                               of the
                                               Pilgrim
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Mary Lisanti                   Executive       March           Executive Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   Vice President  2002 to         ING Investments, LLC and
Scottsdale, AZ 85258                           Present         ING Advisors, Inc. (since
Age: 45                                        (for the        November 1999) and of ING
                                               ING Funds)      Quantitative Management,
                                                               Inc. (since July 2000); Chief
                               Executive       May 1998        Investment Officer of the
                               Vice President  to March        Domestic Equity Portfolios,
                                               2002            ING Investments, LLC (since
                                               (for the        1999). Formerly, Executive
                                               domestic        Vice President and Chief
                                               equity          Investment Officer for the
                                               portfolios      Domestic Equity Portfolios
                                               of the          of Northstar Investment
                                               Pilgrim         Management Corporation,
                                               Funds)          whose name changed to
                                                               Pilgrim Advisors, Inc. and
                                                               subsequently became part
                                                               of ING Investments, LLC
                                                               (May 1998 to October 1999);
                                                               Portfolio Manager with
                                                               Strong Capital Management
                                                               (May 1996 to 1998); a
                                                               Managing Director and
                                                               Head of Small- and Mid-
                                                               Capitalization Equity
                                                               Strategies at Bankers Trust
                                                               Corp. (1993 to 1996).

Michael J. Roland              Executive       March           Executive Vice President,         --                  --
7337 E. Doubletree Ranch Rd.   Vice            2002 to         Chief Financial Officer and
Scottsdale, AZ 85258           President,      Present         Treasurer of ING Funds
Age: 43                        Assistant       (for the        Services, LLC, ING Funds
                               Secretary and   ING Funds)      Distributor, Inc., ING
                               Principal                       Advisors, Inc., ING
                               Financial                       Investments, LLC, ING
                               Officer                         Quantitative Management,
                                                               Inc., Lexington Funds
                               Senior Vice     June 1998       Distributor, Inc., Express
                               President and   to March        America T.C. Inc. and EAMC
                               Principal       2002 (for       Liquidation Corp. (since
                               Financial       the Pilgrim     December 2001). Formerly,
                               Officer         Funds)          Senior Vice President, ING
                                                               Funds Services, LLC, ING
                                                               Investments, LLC, and ING
                                                               Funds Distributor, Inc.
                                                               (June 1998 to December 2001)
                                                               and Chief Financial Officer
                                                               of Endeavor Group (April
                                                               1997 to June 1998).

Ralph G. Norton III            Senior Vice     March           Senior Vice President of ING      --                  --
7337 E. Doubletree Ranch Rd.   President       2002 to         Investment Advisors, Inc.
Scottsdale, AZ 85258                           Present         and ING Investments, LLC
Age: 42                                        (for the        (since October 2001) and
                                               ING Funds)      Chief Investment Officer of
                                                               the Fixed Income Portfolios,
                               Senior Vice     August          ING Investments, LLC (since
                               President       2001 to         October 2001). Formerly,
                                               March           Senior Market Strategist,
                                               2002 (for       Aeltus Investment
                                               the fixed       Management, Inc. (January
                                               income          2001 to August 2001) and
                                               portfolios      Chief Investment Officer,
                                               of the          ING Investments, LLC (1990
                                               Pilgrim         to January 2001).
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Robert S. Naka                 Senior Vice     March           Senior Vice President and         --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         Assistant Secretary of ING
Scottsdale, AZ 85258           Assistant       Present         Funds Services, LLC, ING
Age: 38                        Secretary       (for the        Funds Distributor, Inc., ING
                                               ING Funds)      Advisors, Inc., ING
                                                               Investments, LLC, ING
                               Senior Vice     November        Quantitative Management,
                               President and   1999 to         Inc. (since October 2001)
                               Assistant       March           and Lexington Funds
                               Secretary       2002 (for       Distributor, Inc. (since
                                               the Pilgrim     December 2001). Formerly,
                                               Funds)          Vice President, ING
                                                               Investments, LLC (April 1997
                               Assistant       July 1994       to October 1999), ING Funds
                               Secretary       to              Services, LLC (February 1997
                                               November        to August 1999) and
                                               1999 (for       Assistant Vice President, ING
                                               the Pilgrim     Funds Services, LLC (August
                                               Funds)          1995 to February 1997).

Robyn L. Ichilov               Vice President  March           Vice President of ING Funds       --                  --
7337 E. Doubletree Ranch Rd.   and Treasurer   2002 to         Services, LLC (since October
Scottsdale, AZ 85258                           Present         2001) and ING Investments,
Age: 34                                        (for the        LLC (since August 1997);
                                               ING Funds)      Accounting Manager, ING
                                                               Investments, LLC (since
                               Vice President  May 1998        November 1995).
                               and Treasurer   to March
                                               2002 (for
                                               the Pilgrim
                                               Funds)

                               Vice President  November
                                               1997 to
                                               May 1998
                                               (for the
                                               Pilgrim
                                               Funds)

Kimberly A. Anderson           Vice President  March           Vice President for ING            --                  --
7337 E. Doubletree Ranch Rd.   and Secretary   2002 to         Quantitative Management,
Scottsdale, AZ 85258                           Present         Inc. (since October 2001);
Age: 37                                        (for the        Vice President and Assistant
                                               ING Funds)      Secretary of ING Funds
                                                               Services, LLC, ING Funds
                                               February        Distributor, Inc., ING
                                               2001 to         Advisors, Inc., ING
                                               March           Investments, LLC (since
                                               2002(for        October 2001) and
                                               the Pilgrim     Lexington Funds Distributor,
                                               Funds)          Inc. (since December 2001).
                                                               Formerly, Assistant Vice
                                                               President of ING Funds
                                                               Services, LLC (November
                                                               1999 to January 2001) and
                                                               has held various other
                                                               positions with ING Funds
                                                               Services, LLC for more than
                                                               the last five years.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Lourdes R. Bernal              Vice President     March        Vice President of ING             --                  --
7337 E. Doubletree Ranch Rd.                      2002 to      Investments, LLC (since
Scottsdale, AZ 85258                              Present      January 2002). Prior to
Age: 32                                           (for         joining ING Investments, LLC
                                                  certain      in 2002, Ms. Bernal was a
                                                  ING Funds)   Senior Manager in the
                                                               Investment Management
                                                  February     Practice,
                                                  2002 to      PricewaterhouseCoopers LLP
                                                  Present      (July 2000 to December
                                                  (for the     2001); Manager,
                                                  Pilgrim      PricewaterhouseCoopers LLP
                                                  Funds)       (July 1998 to July 2000);
                                                               Manager, Coopers &
                                                               Lybrand LLP (July 1996 to
                                                               June 1998); Senior
                                                               Associate, Coopers &
                                                               Lybrand LLP (July 1992 to
                                                               June 1996); and Associate,
                                                               Coopers & Lybrand LLP
                                                               (August 1990 to June 1992).

Todd Modic                     Assistant Vice     March        Director of Financial             --                  --
7337 E. Doubletree Ranch Rd.   President          2002 to      Reporting of ING
Scottsdale, AZ 85258                              Present      Investments, LLC (since
Age: 34                                           (for the     March 2001). Formerly,
                                                  certain      Director of Financial
                                                  ING Funds)   Reporting, Axient
                                                               Communications, Inc. (May
                                                  August       2000 to January 2001) and
                                                  2001 to      Director of Finance,
                                                  March        Rural/Metro Corporation
                                                  2002 (for    (March 1995 to May 2000).
                                                  the Pilgrim
                                                  Funds)

Maria M. Anderson              Assistant Vice     March        Assistant Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   President          2002 to      ING Funds Services, LLC
Scottsdale, AZ 85258                              Present      (since October 2001).
Age: 43                                           (for         Formerly, Manager of Fund
                                                  certain      Accounting and Fund
                                                  ING Funds)   Compliance, ING
                                                               Investments, LLC (September
                                                  August       1999 to November 2001);
                                                  2001 to      Section Manager of Fund
                                                  March        Accounting, Stein Roe
                                                  2002 (for    Mutual Funds (July 1998 to
                                                  the Pilgrim  August 1999); and Financial
                                                  Funds)       Reporting Analyst, Stein Roe
                                                               Mutual Funds (August 1997
                                                               to July 1998).

Denis P. Jamison               Senior Vice        March        Senior Vice President, ING        --                  --
7337 E. Doubletree Ranch Rd.   President and      2002 to      Investments, LLC (since July
Scottsdale, AZ 85258           Senior             Present      2000). Formerly, Senior Vice
Age: 54                        Portfolio          (for         President, Lexington
                               Manager            certain      Management Corporation
                               (GNMA              ING Funds)   (which was acquired by ING
                               Income Fund,                    Investments, LLC's parent
                               Money              July 2000    company in July 2000) (July
                               Market Fund        to March     1981 to July 2000).
                               and                2002 (for
                               Lexington          certain
                               Money              Pilgrim
                               Market Trust)      Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Robert K. Kinsey               Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Portfolio   2002 to         Investments, LLC (since
Scottsdale, AZ 85258           Manager         Present         March 1999). Formerly, Vice
Age: 43                        (Strategic      (for            President and the Fixed
                               Income Fund)    certain         Income Portfolio Manager,
                                               ING Funds)      Federated Investors (January
                                                               1995 to March 1999); and
                                               May 1999        Principal and Sub-Adviser,
                                               to March        Harris Investment
                                               2002 (for       Management (July 1992 to
                                               certain         January 1995).
                                               Pilgrim
                                               Funds)

Andy Mitchell                  Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Co-         2002 to         Investments, LLC (since July
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Senior
Age: 38                        Manager         (for            Credit Analyst, Katonah
                               (High Yield     certain         Capital (March 2000 to July
                               and High        ING Funds)      2000); Vice President and
                               Yield                           Senior High Yield Analyst,
                               Opportunity     October         Merrill Lynch Asset
                               Funds)          2000 to         Management (March 1998
                                               March           to March 2000); and
                                               2002 (for       Assistant Vice President and
                                               certain         Senior High Yield Analyst,
                                               Pilgrim         Schroder Capital
                                               Funds)          Management (March 1994
                                                               to March 1998).

Roseann G. McCarthy            Assistant Vice  March           Assistant Vice President, ING     --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         Investments, LLC (since July
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Assistant
Age: 34                        Manager         (for            Vice President, Lexington
                               (GNMA           certain         Management Corporation
                               Income Fund     ING Funds)      (which was acquired by ING
                               and                             Investments, LLC's parent
                               Lexington       July 2000       company in July 2000) (April
                               Money           to March        1990 - July 2000).
                               Market Trust)   2002 (for
                                               certain
                                               Pilgrim
                                               Funds)

Edwin Schriver                 Senior Vice     March           Senior Vice President (since      --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         November 1999) and Senior
Scottsdale, AZ 85258           Senior          Present         Portfolio Manager (since
Age: 56                        Portfolio       (for            October 2001) for ING
                               Manager         certain         Investments, LLC. Formerly,
                               (Strategic      ING Funds)      Senior High Yield Analyst,
                               Income, High                    Dreyfus Corporation (April
                               Yield and       October         1998 to November 1999);
                               High Yield      2000 to         and President, Cresent City
                               Opportunity     March           Research (July 1993 to April
                               Funds)          2002 (for       1998).
                                               certain
                                               Pilgrim
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Russ Stiver                    Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Co-         2002 to         Investments, LLC (since May
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Acting Vice
Age: 39                        Manager         (for            President, ING Investments,
                               (High Yield     certain         LLC (April 1999 to April
                               and             ING Funds)      2000) and Portfolio
                               HighYield                       Manager, Manulife Financial
                               Opportunity     October         (November 1996 to April
                               Funds)          2000 to         2000).
                                               March
                                               2002 (for
                                               certain
                                               Pilgrim

ING Funds Distributor, Inc. offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, Inc. at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
  ING Asia-Pacific Equity Fund                 ING Financial Services Fund
  ING Emerging Countries Fund                  ING Large Company Value Fund
  ING European Equity Fund                     ING MagnaCap Fund
  ING International Fund                       ING Tax Efficient Equity Fund
  ING International Growth Fund                ING Value Opportunity Fund
  ING International SmallCap Growth Fund       ING SmallCap Value Fund
  ING International Value Fund                 ING MidCap Value Fund
  ING Precious Metals Fund
  ING Russia Fund                            DOMESTIC EQUITY AND INCOME FUNDS
                                               ING Equity and Income Fund
INTERNATIONAL GLOBAL EQUITY                    ING Convertible Fund
  ING Global Technology Fund                   ING Balanced Fund
  ING Global Real Estate Fund                  ING Growth and Income Fund
  ING Worldwide Growth Fund
                                             FIXED INCOME FUNDS
DOMESTIC EQUITY FUNDS                          ING Bond Fund
  ING Growth Fund                              ING Classic Money Market Fund*
  ING Growth + Value Fund                      ING Government Fund
  ING Growth Opportunities Fund                ING GNMA Income Fund
  ING LargeCap Growth Fund                     ING High Yield Opportunity Fund
  ING MidCap Opportunities Fund                ING High Yield Bond Fund
  ING Small Company Fund                       ING Intermediate Bond Fund
  ING SmallCap Opportunities Fund              ING Lexington Money Market Trust*
  ING Technology Fund                          ING National Tax Exempt Bond Fund
  ING Biotechnology Fund                       ING Money Market Fund*
                                               ING Aeltus Money Market Fund*
DOMESTIC EQUITY INDEX FUNDS                    ING Strategic Income Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund                 GENERATION FUNDS
  ING Index Plus SmallCap Fund                 ING Ascent Fund
  ING Research Enhanced Index Fund             ING Crossroads Fund
                                               ING Legacy Fund

                                             LOAN PARTICIPATION FUNDS
                                               ING Prime Rate Trust
                                               ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                 FII&QANN033102-052002